PURCHASE AND SALE AGREEMENT

PURCHASE AND SALE AGREEMENT (“Agreement”) made this 2nd day of February, 2010 ("Effective Date") among CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company (“CMP”), MCC PHILLIPS, LLC, a Delaware limited liability company (“MCC”; and, collectively with CMP, “Seller”), each having an address at 9595 Wilshire Boulevard, Suite 214, Beverly Hills, California 90212, and ROIC Phillips Ranch, LLC, a Delaware limited liability company, having an address c/o Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577 (“Purchaser”).

W I T N E S S E T H:

RECITALS

A.
CMP as to a fifty-one (51%) percent undivided tenancy-in-common interest and MCC as to a forty-nine (49%) percent undivided tenancy-in-common interest own that certain shopping center (“Center”) known as Phillips Ranch Shopping Center, and located at 4-16 Village Loop Road, Pomona, California.  The land (“Land”) on which the Center is located is more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference, (such Land and all buildings and improvements located on such Land are herein referred to as the “Property”).

B.
Seller is indebted to Bank of America, N.A. (successor by merger to LaSalle Bank National Association), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12 (“Lender”) under that certain loan, in the original principal amount of $18,500,000.00 (the “Loan”), which has been amended, inter alia, by that certain Agreement Regarding Possible Note Purchase Or Discounted Payoff, dated October 28, 2009, among Lender, CMP and MCC (the “Discounted Note Payoff Agreement”) allowing for a discounted payoff of the Loan for the amount of $6,250,000.00 (“Discounted Note Payoff Amount”).

C.	Seller desires to sell and the Purchaser desires to acquire the Property free and clear of the Loan and otherwise on the terms and conditions hereinbelow set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.          Agreement of Purchase and Sale.  Seller hereby agrees to sell and convey and Purchaser agrees to purchase on such terms and conditions as are hereinafter set forth, all of the following:

1.1 Fee simple title in and to the Property, together with all covenants, easements, rights-of-way, rights (including, without limitation, all mineral, oil and gas rights, all development and air rights and land use entitlements and all water and expansion rights) and all privileges and other appurtenances and hereditaments appertaining thereto, including, without limitation, all of Seller’s right, title and interest in and to (a) any strips or gores adjoining or adjacent to the Land, (b) the streets and roads adjoining or adjacent to the Land to the center line thereof, and (c) any unpaid award for any taking by condemnation of the Property;

1.2 All of Seller’s right, title and interest in and to all machinery, apparatus, equipment, fittings and fixtures in or on the Property or which are attached thereto (“Fixtures”);

1.3 All of Seller’s right, title and interest in and to any personal property of Seller located in or on the Property including, without limitation, the property listed on Schedule “1.3” attached hereto;

1.4 All of Seller’s right, title and interest in and to the name or trade name “Phillips Ranch Shopping Center” or any variation thereof and any logos used in connection with the advertising and promotion of the Project (as hereinafter defined) and any telephone numbers and listings exclusively used for the Center (“Intangibles”);

1.5 The interest of Seller, as landlord, in all occupancy leasehold estates created by those certain leases, tenancies and rental agreements and all amendments, renewal or extension agreements and side letter agreements relating thereto that are described in the Schedule of Leases attached hereto as Schedule “1.5” (sometimes hereinafter referred to as the “Lease Schedule”) together with any new occupancy leases, tenancies and/or rental agreements entered into by Seller in accordance with the terms of this Agreement (herein collectively referred to as the “Leases;” and the tenants under the Leases are herein, collectively, referred to as the “Tenants”);

1.6 All of Seller’s right, title and interest in and to all assignable warranties and guaranties, if any, relating to the Property including, without limitation, the warranties and guaranties listed on Schedule “1.6” attached hereto, and all of Seller’s rights to all utility deposits, if any, with any utility companies (collectively, the “Assignable Warranties”);

1.7 All of Seller’s right, title and interest in and to all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality (collectively, “Governmental Authority”) relating to the Property, including, without limitation, those consents, authorizations, variances or waivers, licenses, permits and approvals listed on Schedule “1.7” attached hereto (collectively, the “Approvals”);

1.8 All of Seller’s right, title and interest in and to all written agreements (other than the Leases) including, without limitation, personal property leases and contracts to which Seller is a party or bound, which affect the Property and which Purchaser elects during the Inspection Period (as hereinafter defined) to assume (“Assumed Contracts”).  A schedule of all agreements and contracts to which Seller is a party or bound and which affect or relate to the Property which are in existence on the date hereof (collectively, the “Agreements”) is attached hereto as Schedule “1.8”.

It is intended that Seller shall transfer to Purchaser all of its interest of every kind or nature in the Property, the Fixtures, the Leases, the Intangibles, the Assignable Warranties, the Approvals, the Assumed Contracts and all other interests of Seller in and to the

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Property (the Property, the Fixtures, the Leases, the Intangibles, the Assignable Warranties, the Approvals, the Assumed Contracts and other interests of Seller in and to the Property are herein collectively referred to as the “Project”).

Section 2.          The Purchase Price.  The purchase price (the “Purchase Price”) for the Project is Seven Million Three Hundred Ninety Thousand and No/100 ($7,390,000.00) Dollars. At Closing (as hereinafter defined), the Purchase Price plus or minus prorations or adjustments to be made pursuant to this Agreement (“Adjusted Purchase Price”) shall be paid to the Escrow Agent (as hereinafter defined) by wire transfer of immediately available funds to an account designated by the Escrow Agent.  At Closing, the Escrow Agent shall pay to the Lender a portion of the Adjusted Purchase Price equal to the balance owing in respect of the Discounted Note Payoff Amount in consideration for the reconveyance to Seller and release of the Loan pursuant to the Discounted Note Payoff Agreement, and the Escrow Agent shall pay the remaining balance of the Adjusted Purchase Price to Seller in good immediately available United States funds by wire transfer to an account or accounts designated by Seller in writing.

Section 3.          Inspection Period.

3.1 Purchaser will have a period ending on February 1, 2010 (the “Inspection Period”) to perform physical and title inspections and other due diligence inspections and investigations with respect to the Project and to decide, in Purchaser’s sole discretion, whether the Project is satisfactory.  Purchaser’s due diligence shall include without limitation (a) all investigations relating to the physical characteristics of the Property including, without limitation, all engineering, structural and environmental inspections and assessments, and (b) reviews of all Seller's written files relating to the current operation of the Property (which Seller shall make available to Purchaser), financial statements for the Property and other documents, instruments and written information pertaining to the current operation of the Property in Seller’s possession relating to the operation, use, occupancy, environmental and physical condition of the Project including, without limitation, all documents evidencing and/or securing the Loan.  Seller has delivered to Purchaser all of the items relating to the Project of the types of documentation described on Schedule “3.1” hereto (including, without limitation, email correspondence on a CD relating to the Great Harvest Market and Imperial Spa tenancies).  Seller shall have an ongoing obligation during the pendency of this Agreement to make available to Purchaser (i) information relating to the Project, including all documents and information of the types described on Schedule “3.1” and (ii) any type of document or instrument described in Schedule “3.1” which is created or modified after the dated hereof.  All due diligence costs including, without limitation, all costs of building and site inspections, engineering, environmental and/or other reports or inspections undertaken by Purchaser shall be paid for by Purchaser.

3.2 During the Inspection Period, Seller, upon notice, will provide Purchaser or its designated representatives access to the Property, at reasonable times, to conduct, at Purchaser’s sole cost and expense, its due diligence with respect to the Project; provided, however, that Purchaser (i) shall promptly repair any damage resulting from any such activities and restore the Property to its condition prior to such activities if Purchaser terminates this Agreement other than due to Seller’s default under this Agreement or its failure to satisfy any

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condition to Purchaser’s obligation to close set forth in Section 10 hereof; (ii) shall fully comply with all applicable laws, ordinances, rules and regulations relating to Purchaser’s inspections, investigations or due diligence activities at the Property (collectively, the “Legal Requirements”); (iii) shall have the right to interview the Tenants during regular business hours; and (v) shall not permit any inspections, investigations or other due diligence activities to result in any liens, judgments or other encumbrances being filed against the Property.

3.3 On or before the expiration of the Inspection Period, Purchaser, in its sole absolute discretion, will have the right, in its sole and absolute discretion, to terminate this Agreement by giving written notice of termination to Seller, in which event, except for obligations or liabilities that the Agreement expressly states survive termination, neither party shall have any further rights, obligations or liabilities under this Agreement.

Section 4.          Title.

4.1 It shall be a condition to Purchaser’s obligation to close under this Agreement that First American Title Insurance Company, having an address at 777 S. Figueroa Street, 4th Floor, Los Angeles, California 90017, Attention: Jeanie Quintal, Phone: 213-271-1766, Fax: 818-337-7471 (the “Title Company” or the “Escrow Agent”) issue to Purchaser, at Closing, a fee title insurance policy (the “Title Policy”) in the form of the pro forma policy attached hereto as Schedule “4.1” including all endorsements and affirmative coverages contained therein (the “Pro Forma Policy”).  Seller has received that certain ALTA survey of the Property prepared by Pfeiler & Associates Engineers, Inc., dated December 23, 2009 (“Survey”), which Survey is referenced in the Pro Forma Policy.  Without limiting the foregoing, it is expressly agreed that Seller shall, at Closing, (a) cause the release of the Loan by instructing the Escrow Agent to pay to the Lender a portion of the Adjusted Purchase Price equal to the balance owing in respect of the Discounted Note Payoff Amount in order to effectuate such release, (b) comply with or satisfy all of the Seller’s requirements set forth in the Pro Forma Policy (including, without limitation, all requirements set forth in Schedule “4.1-A” hereto) and (c) cause the discharge or termination, of record, of all documents and financing statements evidencing or securing the Loan, including, without limitation, that certain (i) Deed of Trust (recorded on June 27, 2005 as Instrument No. 05-1504020), (ii) Assignment of Leases and Rents (recorded on June 27, 2005 as Instrument No. 05-1504021), (iii) UCC Financing Statement naming Seller, as debtor, and CIBC, as secured party, filed with the California Secretary of State on June 29, 2005 as Instrument No. 05-7032402982 (as same may have been assigned), (iv) UCC Financing Statement, naming Seller, as debtor, and CIBC, as secured party, filed with the Delaware Department of State on June 29, 2005 as Filing No. 51998484 (as same may have been assigned), and (v) UCC Financing Statement naming Seller, as debtor, and CIBC, as secured party, recorded on June 28, 2005 as Instrument No. 05-1516402 in the Official Records of Los Angeles County, California (as same may have been assigned), so that the Property shall be conveyed to Purchaser free and clear of the Loan and all documents and instruments evidencing or securing the Loan (“Loan Documents”).  The Title Company hereby acknowledges (a) that it has reviewed a revised “Substitution of Trustee and Full Reconveyance,” provided by Lender’s counsel and agrees that it is sufficient to remove all Loan Documents as exceptions to the Title Policy, and (b) that, at Closing, the Title Company shall coordinate the payment out of the Adjusted Purchase Price of the balance owing in respect of the Discounted Note Payoff Amount

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and the delivery of the executed and acknowledged Substitution of Trustee and Full Reconveyance so that the Title Company shall be able to issue the Title Policy to Purchaser at Closing.  Without limiting the foregoing, it is expressly agreed that Seller shall, at or prior to Closing, cause the discharge and termination of that certain UCC financing statement made by CMP, as debtor, in favor of Coastline Design, as secured party, relating to The Loop Yogurt, filed on September 8, 2005, as number 5003020002 (as same may have been assigned).  Title Company has signed this Agreement in acknowledgment of the provisions of this Section 4.1 and in agreement with its obligations hereunder.

4.2 If Seller shall be unable to convey title to the Property as hereinabove provided, then Purchaser shall at its election either (a) have the right to cause Seller at its sole cost and expense, to remedy or cure any title defects (other than those exceptions shown on the Pro Forma Policy) and the Closing Date (as hereinafter defined) shall be adjourned to the extent necessary to remedy or cure any such defect(s) and at Closing, Purchaser may deduct from the balance of the Purchase Price due Seller all sums, costs and fees incurred by Purchaser to remedy or cure or otherwise discharge any liens, encumbrances or exceptions against title to the Property that are not shown on the Pro Forma Policy, or (b) cancel this Agreement by giving written notice of termination to Seller in which event Seller shall be obligated to reimburse Purchaser for its out-of-pocket costs and expenses incurred in connection with this transaction.

Section 5.          Closing Date.  Provided that all of the conditions to Purchaser’s obligation to close shall have been satisfied, the sale contemplated by this Agreement shall be consummated and closed through an escrow arrangement with the Title Company (and the title Company will coordinate with the Loan Escrow Agent as necessary) on February 1, 2010 or such earlier date as shall be mutually acceptable to Seller and Purchaser.  Seller hereby covenants to timely give proper notice to the Lender pursuant to the Discounted Note Payoff Agreement (if any shall be required) so that the Closing shall occur on the Closing Date.  The terms and conditions of such escrow arrangement shall be consistent with the terms of this Agreement and shall otherwise be reasonably acceptable to Seller, Purchaser and the Title Company.  The consummation and the closing of the purchase and sale of the Project as contemplated by this Agreement is herein referred to as the “Closing”.

Section 6.          Satisfaction of Liens.  If at the Closing there are any liens or encumbrances on the Property not shown on the Pro Forma Policy and which Seller is obligated to pay and discharge, Seller or Purchaser shall have the right to instruct the Title Company to use any cash portion of the Adjusted Purchase Price to satisfy the same.

Section 7.          Great Harvest Market Loan.

7.1 Reference is hereby made to (a) that certain Promissory Note Secured by Security Agreement, dated July 16, 2006, among Manisa, Inc., Jay J. Suh and Yang Suk Ha, (collectively, the “GH Borrower”), as borrower, to Seller, as lender (the “GH Note”), pursuant to which Seller has agreed to loan to the GH Borrower an amount up to $1,200,000.00 in the aggregate (the “GH Loan”) in order to fund, inter alia, certain expenses of the GH Borrower including improvements to be made by GH Borrower to the premises that is the subject of the GH Lease (as defined below), (b) that certain Security Agreement (the “GH Security

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Agreement”), dated July 16, 2009, among GH Borrower and CMP, (c) that certain Lease Guaranty, dated July __, 2009 (the “GH Guaranty”), made by Jay J. Suh and Yang Suk Ha (collectively, the “GH Guarantors”), jointly and severally as guarantor, to Seller, and (d) that certain Lease (the “GH Lease”), dated July 31, 2009, between Seller, as landlord, and Manisa, Inc., as tenant covering certain premises at the Property.  The GH Note, the GH Security Agreement and the GH Guaranty are herein collectively referred to as the “GH Loan Documents”.

7.2 At Closing, Seller shall assign to Purchaser’s designee all of Seller’s right, title and interest in and to the GH Note, the GH Security Agreement and the GH Guaranty (including any UCC-1 Financing Statements(s) filed in connection with the GH Loan).  Such assignments shall be accomplished by: (i) an allonge to the GH Note, executed by Seller, as the lender thereunder, (ii) assignments of each of the GH Security Agreement and the GH Guaranty, executed by Seller, and (iii) the filing of applicable UCC assignments, in favor of Purchaser’s designee, with respect to (y) that certain UCC-1 Fixture Filing, recorded on January 21, 2010, as Instrument No. 2010-0086354, in the Office of the County Recorder of Los Angeles County, California, and (z) UCC Financing Statement, naming CMP as the secured party, and filed with the California Secretary of State on January 21, 2010 under Filing Number 10-7220588033 (collectively, the “GH Loan Assignment Documents”).  At Closing, Purchaser shall reimburse Seller for all advances made by Seller to the GH Borrower prior to the Closing pursuant to the GH Note (the “GH Reimbursement”).  The amount of the GH Reimbursement shall be equal to the aggregate amount of all advances made by Seller to the GH Borrower pursuant to the GH Note and prior to the Closing, as confirmed by the GH Borrower in an estoppel certificate executed by the GH Borrower in the form of Exhibit “B” annexed hereto and made a part hereof (“GH Loan Estoppel Certificate”).

Section 8.          Representations, Warranties and Covenants.

8.1 Each of CMP and MCC, on a joint and several basis, hereby represents and warrants for the sole, exclusive and limited benefit of Purchaser as of the date hereof and as of 11:59 PM (PCT) of the day preceding the Closing (the “Cut-Off Time) as follows:

8.1.1 Each of CMP and MCC are limited liability companies, duly formed and validly existing under the laws of California and Delaware, respectively, and each of them has the requisite authority to carry on its business as now being conducted.  MCC is in good standing under the laws of the State of Delaware.  Each of CMP and MCC are qualified to do business as a limited liability company and is in good standing under the laws of the State of California.

8.1.2 Each of CMP and MCC has the requisite power and authority (i) to enter into this Agreement and all documents contemplated hereunder to be entered into by Seller pursuant to Section 11.1 hereof (“Seller Closing Documents”), (ii) to perform its obligations hereunder and under the Seller Closing Documents, and (iii) to consummate the Closing and the other transactions contemplated hereunder and under the documents contemplated to be entered into pursuant to Section 11.1 hereof (“Transaction Closing Documents”).  The execution and delivery by CMP and MCC of this Agreement and all of the Seller Closing Documents, and the

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consummation by it of the transactions contemplated hereunder and under the Transaction Closing Documents have been duly authorized and approved by all necessary actions and no other actions, proceedings, approvals or consents on the part of CMP and MCC or their members are necessary to authorize, approve or consent to any of the foregoing.  This Agreement and all of the Seller Closing Documents have been duly executed and delivered by CMP and MCC and constitute the valid and binding obligations of CMP and MCC, enforceable against each of them in accordance with then applicable terms.

8.1.3 Neither the execution of this Agreement nor the carrying out of the transactions contemplated herein will result in any violation of or be in conflict with the instruments pursuant to which CMP or MCC is organized and/or operates; or any applicable law, rule or regulation of any public, governmental or quasi-governmental agency or authority, or of any instrument or agreement to which CMP or MCC is a party or is bound, nor will it result in the creation or imposition of any lien on the Project nor will it result in the termination or the right to terminate any agreement to which CMP or MCC is a party or is bound or which affects the Project.  No consent or approval of any third party is required for the execution of this Agreement or the carrying out of the transactions contemplated herein, including, without limitation, the execution and delivery of the Transaction Closing Documents, that have not been obtained.

8.1.4 Seller is the fee owner of the Property.

8.1.5 Neither CMP nor MCC is a foreign person (as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder).

8.1.6 Neither CMP nor MCC is an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and none of the assets of CMP or MCC constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, and neither CMP nor MCC is a “governmental plan” within the meaning of Section 3(32) of ERISA, and transactions by or with CMP or MCC are not and will not be subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans.

8.1.7 Neither CMP nor MCC has commenced (within the meaning of any federal or state bankruptcy law) a voluntary case, consented to the entry of an order for relief against it in an involuntary case, or consented to the appointment of a custodian of it or for all or any substantial part of its assets, nor has a court of competent jurisdiction entered an order or decree under any federal or state bankruptcy law that is for relief against CMP or MCC in an involuntary case or appointed a custodian of CMP or MCC for all or any substantial part of its assets.  Neither CMP nor MCC owns any property or assets other than the Project.

8.1.8 Neither CMP nor MCC is subject to sanctions of the United States government or in violation of any federal, state, municipal or local laws, statues codes, ordinances, orders, decrees, rules or regulations (“Laws”) relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224 on Terrorist Financing,

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effective September 24, 2001 (the “Executive Order”) and the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the “Patriot Act”).  Neither CMP nor MCC is a “Prohibited Person”, which term is defined as follows: (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Purchaser is prohibited from dealing or otherwise engaging in any transaction by any terrorism or anti-money laundering law, including the Executive Order and the Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or (v) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website, http://www.treas.gov/ofac/tllsdn.pdf or any replacement website or other replacement official publication of such list.  Neither CMP nor MCC is, nor will CMP or MCC (a) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (b) deal in, or otherwise engage in, any transaction relating to any property or interest in property blocked pursuant to the Executive Order, or (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order or the Patriot Act.

8.1.9 Attached hereto as Schedule “1.5” is a true, correct and complete Lease Schedule which (a) identifies all Leases in effect at the Property, (b) to Seller’s knowledge, contains a list of all documents evidencing the Leases including, without limitation, the lease agreements, all amendments, all renewal or extension agreements, all side letter agreements, all oral agreements or understandings, all guaranties, all assignment agreements and all sublease and/or license agreements (collectively, the “Lease Documents”) and (c) contains a rent roll, aged receivables report and list of all Tenant security deposits held by Seller which is true and correct in all material respects.  All security deposits under the Leases shown on the Lease Schedule are in the form of cash, are being held by the Seller and have not been applied.  There are no Leases or other tenancies or licenses, written or oral, for any space in the Property (whether or not such Leases have commenced or not) other than those set forth on the Lease Schedule nor, to Seller’s knowledge, are there any written or oral agreements or instruments evidencing or relating to any of the Leases, except as set forth in the Lease Schedule.  To Seller’s knowledge, there are no persons having any rights or asserting any claims for occupancy or possession of the Property except the Seller, benefited parties under any easements of record and the Tenants under the Leases.  The Lease Schedule sets forth a list of all subtenants and concessionaires of Tenants and assignees of Tenants occupying the subject premises or known to or approved by Seller.  Seller has delivered true, correct, complete and legible copies of all of the Lease Documents.  Except as entered into by Seller pursuant to the express terms of Section 9.3, no Leases shall exist on the Closing date other than the Leases listed on Schedule “1.5” hereto.

Except as expressly set forth on the Lease Schedule:

(a)   no Tenant has given Seller any notice of or has otherwise communicated its intention or desire to terminate or cancel its Lease or of its intention or desire

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to reduce the size of its premises or to vacate same or to “go dark” (except that the parties acknowledge that (i) Conoco is not operating its gas station premises as of the date of this Agreement and (ii) H&R Block’s premises is “dark” as of the date of this Agreement);

(b) each Tenant under the Leases is a bona fide tenant in possession or has a right to possession of the premises demised thereunder;

(c) all of the Leases are valid and are in full force and effect in accordance with their terms.  Except as set forth in Schedule “8.1.9(c)-1”, there is no material default by the landlord thereunder (nor, to Seller’s knowledge, does there exist any condition which upon the passage of time or the giving of notice, or both, would constitute a material violation or material default by the landlord under any of the Leases).  Except as set forth in Schedule “8.1.9(c)-2”, there is no material default by any Tenant under the Leases (nor, to Seller’s knowledge does there exist any present condition as of the date of this Agreement which upon passage of time or the giving of notice, or both, would constitute a default by any Tenant under any of the Leases).  Seller represents that the aged receivables report included in the Lease Schedule constitutes all of Seller’s knowledge concerning monetary defaults by Tenants.  Except as set forth in Schedule “8.1.9(c)-1”, Seller has not received notice that it is in material breach or material default under any Lease that has not been cured.  The Seller has not sent or received a notice of termination with respect to any of the Leases;

(d) (i) no Tenant is entitled to any allowance, credit, rebate, concession, deduction or offset against rent which has not been fully deducted by or fully paid to the Tenant, except for a tenant improvement allowance (x) with respect to Sahara Café, in the amount of $2,088, (y) with respect to New Community Church, in the approximate amount of $12,500, and (z) with respect to Imperial Spa, in the amount of  $50 per square foot within such premises; (ii) no construction, alteration, decoration or other work remains to be performed under any Lease by the landlord thereunder, except for the following which shall be Purchaser’s responsibility following the Closing: (1) the work (the “Imperial Spa Work”) to be performed by landlord pursuant to Exhibit 3.2-1A of that certain Lease, dated November 11, 2009, with Howard Kea and Alex Kim, the cost of which Imperial Spa Work, Seller hereby estimates in good faith (and not as a guaranty), shall be approximately $60,000 and (2) certain paving work to be performed to the parking lot of the Center in order to satisfy a condition to the issuance of the conditional use permit allowing the Tenant doing business as Great Harvest Market to sell liquor at its premises; and (iii) except for the obligation to fund the balance of the GH Note, all construction allowances or other sums or concessions to be paid to any Tenants have been paid in full;

(e) all leasing or brokerage commissions and other compensation and fees payable by reason of the Leases (including, without limitation, any renewals or expansions) have been paid in full, except for the commission sums owed pursuant to the Non-Exclusive Leasing Agreement attached hereto as Exhibit “O” with respect to the Great Harvest Market and the Imperial Spa Leases.  There exists no leasing or brokerage agreements relating to the Property (or any premises therein) except as set forth in the Non-Exclusive Leasing Agreement attached hereto as Exhibit “O” with respect to the Great Harvest Market and the Imperial Spa Leases;

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(f) no Tenant has paid any rent more than thirty (30) days in advance;

(g) no renewal, extension or expansion options have been granted to any Tenant, except as set forth in such Tenant’s Lease;

(h) no Tenant has an option or right of first refusal to purchase the Property, or any part thereof;

(i) other than any rights of the Lender under the Loan Documents which shall terminate upon the Closing, Seller has the sole right to collect rent under each Lease and such right has not been assigned, pledged, hypothecated, or otherwise encumbered in any manner that will survive the Closing;

(j) except for the GH Note, neither Seller nor any affiliate of Seller has made a loan or other advance to any Tenant or any affiliate of any Tenant and, except with respect to the Phillips Home Entertainment, LLC, the Tenant doing business at the Center as Blockbuster, neither Seller nor any affiliate of Seller has any ownership interest in (and, as to Phillips Home Entertainment, LLC, Seller hereby represents that (i) Michael D. McCarthy (“McCarthy”) is the sole member of each of MCC Concepts, LLC and Phillips Home Entertainment, LLC, and (2) MCC Concepts, LLC is the manager of Phillips Home Entertainment, LLC, and (3) McCarthy is authorized to sign the Blockbuster Lease Amendment, as defined in Section 11.1.22 hereof, which shall bind Phillips Home Entertainment, LLC);

(k) to Seller’s knowledge, no Tenant is the subject of any bankruptcy proceeds under any federal or state law; and

(l) no Tenant has closed its business or vacated its premises or given formal (oral or written) notice that it was closing its business, vacating its premises (or any part thereof) or terminating its Lease (except that the parties acknowledge that (i) Conoco is not operating its gas station premises as of the date of this Agreement and (ii) H&R Block’s premises is “dark” as of the date of this Agreement).

8.1.10 To Seller’s knowledge, all gas, electric, sanitary and storm sewer, telephone and water service and facilities and all other utilities (collectively, “Utilities”) necessary for the use and operation of the Property are available to and servicing the Property in quantities satisfactory for the current use of the Property as a retail shopping center and enter the Property through adjoining public streets.  All utilities serving the Property are installed and, except as set forth on Schedule “8.1.10” hereto, operating and all installation and all connection charges have been paid in full.  To Seller’s knowledge, no condition exists (nor does Seller have knowledge of any proposed condition) which would or could result in the discontinuation of service with respect to any of the Utilities.

8.1.11 Except for potential disputes or claims arising from the disclosures set forth on Schedule 8.1.9(c)-1” hereto, or with respect to actions described on Schedule “8.1.11” hereto, there are no actions, suits or other proceedings by any person or party (including, without limitation, by any Tenant) or by any Governmental Authority now pending or to the Seller’s knowledge, credibly threatened against or affecting the Project or any part

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thereof, nor to Seller’s knowledge, are there any investigations pending or threatened against or affecting the Property by any Governmental Authority.

8.1.12 To Seller’s knowledge, except as set forth on Schedule “1.7” hereto, all Approvals required by all Governmental Authorities for the ownership, use, occupancy and operation of the Property in the manner in which it is being used, occupied and operated on the date of this Agreement have been issued, are paid for in full and are in full force and effect; it being agreed that Seller makes no representation or warranty concerning any Approvals solely related to the operation of any particular Tenant (other than Great Harvest market and Imperial Spa, to the extent set forth on Schedule “1.7” hereto).

8.1.13 To Seller’s knowledge, the Property complies with all applicable Legal Requirements in respect of the use, occupation and construction thereof, including, without limitation, zoning, subdivision, platting and other land use requirements and Seller has received no current notice of and has no knowledge of any violations or investigations relating thereto that have not been cured.

8.1.14 Seller has not received any written notice from any Governmental Authority of the violation of any Environmental Laws (as hereinafter defined) relating to Hazardous Materials (as hereinafter defined) released at the Property, except as to relating to the gas station premises and the dry cleaner premises at the Property.  To Seller’s knowledge and except as may be disclosed in the environmental reports listed on Schedule “8.1.14” attached hereto (collectively, “Environmental Reports”) for which a “Yes” has been entered in the last column (such Environmental Reports, the “Reviewed Environmental Reports”), no Hazardous Materials have been released at the Property as of or prior to the Effective Date.  Seller has never used the Property for the use, storage, generation, manufacture, treatment, transportation or disposal of any Hazardous Materials, and, except as may be disclosed in the Reviewed Environmental Reports, to Seller’s knowledge, no other person or entity used the Property for the storage, manufacture, disposal, handling, transportation or use of any Hazardous Materials.  Except as may be disclosed in the Reviewed Environmental Reports, the current use and operation of the Property is not in violation of any applicable Environmental Laws.  Except as may be disclosed in the Reviewed Environmental Reports, to Seller’s knowledge, there are no underground storage tanks located on the Property and no underground storage tanks have been removed from the Property by Seller nor to Seller’s knowledge has any prior owner of the Property removed any underground storage tanks.  Seller has delivered true, correct, and complete copies of all environmental reports, assessments or analysis that are in the possession of either CMP or MCC, or their respective affiliates (except for (a) groundwater monitoring reports that may have been conducted with respect to the gas station premises at the Center, and which monitoring reports were prepared prior to January 1, 2008 and (b) studies or reports completed prior to CMP’s or MCC’s ownership of the Property, to the extent such monitoring reports, studies or other reports are not be in the possession of either CMP or MCC), and the Environmental Reports list reflects such delivered documents.  Seller has no environmental insurance policy in effect with respect to the Property.  Reference is made to that certain Indemnity Agreement, dated October 27, 1992, made by Union Oil Company of California (d/b/a Unocal) (now ConocoPhillips Company), as indemnitor, to Phillips Village Center, as indemnitee (“Unocal Indemnity”).  Seller has no information or knowledge that the Unocal

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Indemnity is not valid and in full force and effect.  Seller has no information or knowledge that the Unocal Indemnity has been modified, amended or terminated.  Seller has not received any notice from Conoco Phillips disputing its obligations or liabilities under the Unocal Indemnity or asserting any defense or objection to the enforcement of the Unocal Indemnity.  As used herein, “Environmental Laws” means all laws or regulations which relate to the manufacture, processing, distribution, use or storage of Hazardous Materials.  “Hazardous Materials” shall mean those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” or “solid waste” in any federal, state and/or local laws.

8.1.15 To Seller’s knowledge, Seller has received no notice of a material default or breach by Seller or the other party, that remains uncured, under any recorded covenant, condition, restriction, right-of-way or easement affecting the Property or any portion thereof.

8.1.16 Seller has received no notice relating to any contemplated termination, improvement or change in access to the Property nor does Seller have knowledge of any condition or proposal which could result in the termination, impairment or change of access to the Property.

8.1.17 Schedule “1.3” lists all of the personal property owned by Seller that is presently located at the Property.

8.1.18 Schedule “1.6” hereto contains a list of all Assignable Warranties.  All Assignable Warranties  have been paid for in full and are in full force and effect.

8.1.19 Except for the pending real estate tax appeal disclosed on Schedule “8.1.19” annexed hereto (“Pending Tax Appeal”) relating to the 2009/2010 tax year, there are no real estate tax appeals pending with respect to the Property.  With respect to the Pending Tax Appeal, no third party or consultant was retained to initiate and/or prosecute the Pending Tax Appeal.

8.1.20 All bills and claims for labor performed and materials furnished with respect to the Property for all periods prior to the Cut-Off Time have been (or at or prior to the Closing date will be) paid in full.  Upon the Closing, there will be no mechanics’ liens or materialmen’s liens (whether or not perfected) for labor performed and materials furnished at or prior to the Cut-Off Time filed or recorded against the Property nor will any person or party have the right to file or record any mechanics’ or materialmen’s lien against the Property relating to labor performed or materials furnished at or prior to the Cut-Off Time.

8.1.21 Seller has received no notice nor does Seller have knowledge of any pending or threatened (a) eminent domain proceedings affecting the Property, in whole or in part, or (b) proceeding or action to change or redesignate the zoning classification of the Property (or any portion thereof).  In addition, Seller has received no notice nor does Seller have knowledge of any pending or threatened moratorium, statute, order, regulation, ordinance, legislation, judgment, ruling or decree of any court or governmental agency has been enacted, adopted, issued, entered or is pending or in effect that could materially and adversely affect the Property and/or Purchaser’s ability to operate the Property as a retail shopping center.

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8.1.22 Reference is hereby made to that certain Property Management Agreement, dated April 21, 2005, between CMP and MCC Realty Management, Inc. (the “Existing Management Agreement”).  Seller represents that (i) there have been no amendments or modifications to the Existing Management Agreement and (ii) the Existing Management Agreement is the only agreement, as of the date of this Agreement, relating to the management and leasing of the Center.  Prior to Closing, Seller shall terminate the Existing Management Agreement effective as of Closing and provide Purchaser with evidence of such termination, and no amounts, payments, obligations or liabilities thereunder shall survive such termination.  On the Closing date, except for the Management Services Agreement (as hereinafter defined), there will be no contract or agreement in effect for the management of the Property for which Purchaser shall be bound.

8.1.23 Seller has no employees or employee benefit plans.  Purchaser shall not have any obligation with respect to any employee engaged in connection with the Property, including to employ any such persons or to make any payment to them from and after the Closing.

8.1.24 No insurance company or board of fire underwriters has given written notice requesting the performance of any work or alterations with respect to the Property that has not been performed or that remains uncured or required an increase in insurance rates applicable to the Property as a result of work which has not been performed.  Seller has received no notice of default that remains uncured nor notice of cancellation or reduction of coverage, under any insurance policies covering the Property.

8.1.25 Attached hereto as Schedule “1.8” is a list of all agreements, instruments and understandings including all amendments and/or supplements thereto (excluding Leases, Loan Documents, the GH Loan Documents and exceptions listed on the Pro Forma Policy) to which Seller is a party and/or which affect the Project (collectively, the “Agreements”).  True, correct, and complete copies of each of the Agreements have previously been delivered to Purchaser.  Each of the Agreements is in full force and effect and has not been modified or amended, except as indicated on  Schedule “1.8”.  Seller has not received any notice of a material default under any of its obligations under any of the Agreements that remains uncured nor is the applicable vendor in material default under any of its obligations under any of the Agreements that remains uncured, nor, to Seller’s knowledge, does any condition exist which with the giving of notice or the passage of time, or both, would constitute a material default by Seller or the applicable vendor under any of the Agreements.

8.1.26 All documents evidencing and/or securing the Loan as the same may have been amended or supplemented from time to time, including, without limitation, the Discounted Note Payment Agreement, any guaranties and any ancillary documents, are listed on Schedule “8.1.26” (the “Loan Documents”) annexed hereto and made a part hereof, and true, complete and correct copies thereof have been delivered to Purchaser (except for the Electronic Modification referenced below).  There are no documents or instruments evidencing or securing the Loan other than the Loan Documents.  The Loan Documents are in full force and effect.  As of the Effective Date, (i) Seller has fully complied with its obligations under the Discounted Note Payoff Agreement (subject to the Electronic Modification), and (ii) Seller has paid to Lender the

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non-refundable $500,000.00 deposit pursuant to the Discounted Payoff Agreement (the “Loan Payoff Deposit”) and has paid the first Extension Fee (as defined in the Discounted Note Payoff Agreement) extending the Closing Date (as defined in the Discounted Note Payoff Agreement) to January 29, 2010, which date has been subsequently been further extended to February 1, 2010, at no additional cost to Seller or Purchaser, pursuant to an electronic correspondence by Lender to Seller (the “Electronic Modification”).

8.1.27 A true and complete list of GH Loan Documents is set forth on Schedule “8.1.27” annexed hereto and made a part hereof.  There are no documents or instruments evidencing or securing the GH Loan other than the GH Loan Documents.  A true, complete and correct copy of each of the GH Loan Documents set forth on Schedule “8.1.27” hereto have previously been delivered to Purchaser.  Each of the GH Loan Documents is in full force and effect and, except as may be set forth on Schedules “8.1.9(c)-1” and “8.1.9(c)-2” hereto, no default exists under the GH Loan Docuements, and no event has occurred and no condition exists which with the giving of notice and/or the passage of time would constitute a default under any of the GH Loan Documents.  There are no outstanding requests by the GH Borrower for any advance pursuant to the GH Note that has not been advanced by Seller, except as expressly set forth on Schedule “8.1.27” hereto with respect to unfunded requests by the GH Borrower totaling, in the aggregate, $140,231.78 (the “Unfunded Requests”).  As of Closing, Seller has advanced to GH Borrower the aggregate amount of $422,998.38 pursuant to the GH Documents.

8.1.28 Reference is made to that certain Reciprocal Easement and Operating Agreement and Declaration of Covenants, Conditions and Restrictions, dated as of April 14, 1997, between Phillips Village Associates, L.P. and Liborio and Ruby J. Turriciano, recorded May 9, 1997 in the Recorder’s Office of Los Angeles County, California, as Instrument No. 97 702755 (the “REA”).  The REA is the sole agreement between Seller and the parties thereto (or their respective successors) and, except as set forth on Schedule “8.1.28” hereto, there are no other agreements or understandings between Seller and such parties (or their respective successors).  Seller has not received any notice of default under the REA that remains uncured, nor, to the knowledge of Seller, does any condition exist which upon the passage of time or the giving of notice or both would constitute default by Seller under the REA.  Seller has not given any notice to the other party under the REA (“REA Party”) that the REA Party is in default under the REA nor, to Seller’s knowledge, does any condition exist that with the giving of notice or the passage of time, or both, would constitute a default by the REA Party under the REA.

8.1.29 Attached hereto as Schedule “8.1.29” are a true, complete and correct copy of (i) Seller’s financial statements for the Property for 2007 and 2008 and for 2009 through October 31, 2009 (collectively, the “Financial Statements”). To Seller’s knowledge, the Financial Statements present, in all material respects, the Project’s results of operations for the periods referenced therein.  Following the Closing, Seller agrees to make available to Purchaser all of Seller’s books and records so that Purchaser may cause to prepare an audited 2009 financial statement for the Property, at Purchaser’s cost.  Seller’s obligation to make its books and records available to Purchaser as aforesaid shall survive the Closing.

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8.1.30 To Seller’s knowledge, the totality of the written information supplied by or on behalf of Seller to Purchaser or its agents pursuant to this Agreement in connection with the transactions contemplated by this Agreement (including, without limitation, the materials described on Schedule “3.1” hereto) did not contain, or at the respective times such documents are delivered or become effective, will not contain, to Seller’s knowledge, any untrue statement of a material adverse fact (as used in this sentence, the “totality” shall mean all of such written information considered together, to the extent a particular document may have been supplemented by another document).  To Seller's knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of Seller pursuant to this Agreement contains or will intentionally contain any untrue statements of a material adverse fact or omits or will intentionally omit a material adverse fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

If, between the Cut-Off Time and the Closing, Seller shall receive actual knowledge that any of the foregoing representations or warranties have changed or have otherwise become untrue or incorrect in any material respect, Seller shall immediately notify Purchaser, prior to Closing, of such change and specify in reasonable detail the nature of any such material change.  As used in this Section 8.1 and otherwise in this Agreement, “Seller’s knowledge” shall be deemed to mean the actual knowledge of McCarthy.

8.2 Purchaser hereby warrants and represents for the sole, exclusive and limited benefit of Seller as of the date hereof and concluding as of the Closing, as follows:

8.2.1 Purchaser is and will continue at all times to be until the Closing a limited liability company, duly and validly existing in the state of its formation and will at the time of Closing be qualified and in good standing under the laws of the State of California;

8.2.2 The execution of this Agreement by Purchaser, the consummation of the transactions herein contemplated, and the execution and delivery of all documents to be executed and delivered by Purchaser pursuant hereto, have been or will be, prior to the Closing, duly authorized by all requisite action on the part of Purchaser and this Agreement has been, and all documents to be delivered by Purchaser pursuant hereto, will be, duly executed and delivered by it and is or will be, as the case may be, binding upon and enforceable against it in accordance with their respective terms;

8.2.3 Neither the execution of this Agreement nor the carrying out by Purchaser of the transactions contemplated herein will result in any violation of or be in conflict with its organizational documents, or to Purchaser's knowledge, any Legal Requirement of any Governmental Authority applicable to Purchaser, any instrument or agreement to which Purchaser is a party and no consent or approval of any third party is required for the execution of this Agreement or the carrying out by Purchaser of the transactions contemplated herein.

8.3 The representations and warranties of Seller and Purchaser set forth in Sections 8.1 and 8.2 of this Agreement shall survive for a period of one (1) year following the Closing, except, that, the Seller’s representations in Sections 8.1.1, 8.1.2, and 8.1.3 hereof shall

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survive the Closing without limitation.  Notwithstanding the foregoing, if, within the applicable survival period as aforesaid, Seller or Purchaser shall assert a claim against the other party in respect of any representation or warranty by such other party as set forth in Sections 8.1 and 8.2 (respectively) hereof, such representation(s) and warranty(ies) underlying such claim shall continue to survive until the date upon which such claim is either settled in writing by Seller and Purchaser and the amount thereof paid in full or is fully and finally resolved by a final non-appealable order of a court of competent jurisdiction and the amount thereof paid in full.  In addition, notwithstanding anything to the contrary contained in this Agreement, the maximum liability of Seller or Purchaser following the Closing under this Section 8.3 shall not exceed the aggregate sum of One Million and No/100 ($1,000,000), except that any claim with respect to Seller’s representations in Sections 8.1.1, 8.1.2, and 8.1.3 hereof shall not be subject to such $1,000,000 limit.  The provisions of this Section 8.3 shall survive the Closing.

8.4 MCC Realty III, LLC (“MCC Realty”), a California limited liability company, is wholly owned by McCarthy.  McCarthy is the sole owner of MCC and is the beneficial owner of approximately 75% of CMP.  As a material inducement to Purchaser entering into this Agreement and consummating the transactions contemplated herein and in consideration of the fact that MCC Realty and McCarthy, as the sole owner of MCC Realty, may realize substantial financial benefits from the consummation of the transactions contemplated in this Agreement, MCC Realty hereby agrees to jointly and severally guaranty any and all liabilities of Seller (collectively, the “Post Closing Liabilities”) under (a) Section 8.1 and 8.3 of this Agreement, (b) any provisions of this Agreement that expressly survive the Closing and (c) any of the documents executed and delivered by the Seller at Closing (“Closing Documents”).  Any claim in respect of Post Closing Liabilities must be asserted (i) as to any claim under Sections 8.1.1, 8.1.2 or 8.1.3, 9 and 14.6 hereof, at any time following the Closing, and (ii) as to all other claims, within one (1) year following the Closing (as applicable, the “Survival Period”) or shall be deemed waived.  If, during the applicable Survival Period, Purchaser asserts a claim against Seller in respect of Post Closing Liabilities, then MCC Realty shall be liable for all amounts owing or payable by Seller to Purchaser in respect of the Post Closing Liabilities (without the requirement that Purchaser initiate, prosecute and/or exhaust any efforts to collect from the Seller).  Upon Closing, MCC Realty will be a member of Purchaser and it is understood and agreed that any amount owing by MCC Realty pursuant to its guaranty set forth in this Section 8.4 shall be paid by Purchaser offsetting the amount of any such claims against any distributions in respect of Profits Interest owing to MCC Realty under the Operating Agreement (as hereinafter defined).  For a period of one (1) year following the Closing or, if Purchaser asserts a claim against Seller or MCC Realty in respect of any Post Closing Liabilities during the applicable Survival Period, until the date upon which such claim is either settled in writing by Seller and Purchaser and the amount thereof paid in full or is fully and finally resolved by a final non-appealable order of a court of competent jurisdiction and the amount thereof paid in full CMP and MCC shall each maintain their legal existence under the laws of their state of organization and their qualification to do business in the State of California.

Section 9.          Covenants: Pending Tax Appeal; GH Loan Documents.

9.1 Notwithstanding the assignment of the Pending Tax Appeal pursuant to Exhibit “Q” attached hereto, McCarthy shall have the right to prosecute the Pending Tax Appeal,

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as Purchaser’s designated representative, provided, that, in all events, (a) Seller agrees that it shall not settle or resolve the Pending Tax Appeal without Purchaser’s prior written consent thereto and (b) any tax refund received in respect of the Pending Tax Appeal shall be payable to Purchaser.  The foregoing notwithstanding, subject to the rights of any Tenants under their Leases to any tax refund received in respect of the Pending Tax Appeal, any refund net of any amounts owing to Tenants as aforesaid, to the extent received by Seller in respect of the Pending Tax Appeal, shall be shared by Seller and Purchaser in proportion to the respective number of days in the underlying tax fiscal year that each party owned the Property (Seller’s share, the “Seller Appeal Share”).

9.2 Purchaser acknowledges that a certain air sampling performed on January 26, 2010 by Property Solutions Inc. revealed the presence of certain contaminants in the tenant premises at the Property occupied by Village Cleaners (the “Village Cleaners Contamination”).  Purchaser shall pay the cost to remediate and monitor the Village Cleaners Contamination, including, without limitation, (a) all hard and soft costs thereof, (b) all consultants’ fees in connection therewith, and (c) the costs of other remediation activities resulting from the Village Cleaners premises or operations that may be necessary or advisable in connection with the remediation and/or monitoring of the Village Cleaners Contamination (collectively, the “Village Cleaners Remediation Costs”).  Notwithstanding the foregoing, Seller shall promptly reimburse Purchaser for all Village Cleaners Remediation Costs within ten (10) days following Purchaser’s demand therefor (together with reasonable invoices evidencing such costs).  To the extent Seller shall fail to timely reimburse Purchaser for such Village Cleaners Remediation Costs, Purchaser shall have the unilateral right to deduct all Village Cleaners Remediation Costs from the Seller Appeal Share otherwise due to Seller.  In the event that the Village Cleaners Remediation Costs exceed the Seller Appeal Share then held by Purchaser, such excess amount shall be offset against any distributions in respect of Profits Interest owing to MCC Realty under the Operating Agreement.

9.3 Purchaser agrees that, so long as Purchaser or its designee shall be the holder of the GH Note, Purchaser shall not permit any amendment or modification to the GH Note (and the other GH Loan Documents) that shall materially and adversely affect the interests of holder of the GH Note thereby, without obtaining Seller’s prior written approval to such amendment or modification (which approval shall not be unreasonably withheld, conditioned or delayed by Seller).  Notwithstanding the foregoing, Purchaser shall have the right to increase the amount of the GH Loan (and to amend the GH Note and other GH Loan Documents accordingly) to the extent necessary to allow the GH Borrower to complete all improvements to the Great Harvest Market premises and to open and operate such premises pursuant to the GH Lease.

9.4 The provisions of this Section 9 shall survive the Closing.

Section 10.       Conditions to Obligations to Close.  The obligation of Purchaser to consummate the transactions contemplated herein shall be subject to the satisfaction of all of the following conditions (“Purchaser’s Conditions”), any of which may be waived by Purchaser in its sole and absolute discretion:

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10.1 The representations and warranties of the Seller made in this Agreement shall be true and correct in all material respects, the Seller shall have performed all covenants and agreements made herein in all material respects and Seller shall have delivered to Purchaser all of the closing documents required to be delivered pursuant to Section 11.1 hereof.

10.2 The Title Company shall issue the Title Policy to Purchaser in the form of the Pro Forma Policy.

10.3 The physical condition of the Property shall be the same on the Closing Date as on the Effective Date, normal wear and tear excepted (subject to the provisions of Section 15 hereof).

In the event any of the Purchaser’s Conditions shall not be satisfied as of the Closing date, Purchaser shall have the right to terminate this Agreement by giving written notice to Seller, whereupon neither party shall have any further rights, obligations or liabilities hereunder except for any obligation or liabilities that expressly survive the termination of this Agreement.

Section 11.        Closing Documents.

11.1 At the Closing, Seller shall deliver the following documents to the Title Company:

11.1.1 a grant deed in the form of Exhibit “C” annexed hereto and made a part hereof executed by Seller and in proper form for recording for recording;

11.1.2 evidence that all transferrable warranty(ies) have been reissued to Purchaser;

11.1.3 an assignment and assumption of Seller’s interest in all the Leases in the form of Exhibit “D” attached hereto and made a part hereof executed by Seller together with the originals of all of the Lease Documents;

11.1.4 a notice to all Tenants advising them of the transfer of title to the Property in the form of Exhibit “E” attached hereto and made a part hereof executed by Seller;

11.1.5 bill of sale in the form of Exhibit “F” attached hereto and made a part hereof executed by Seller;

11.1.6 an assignment of assignable warranties, approvals, trade names and other items transferring Seller’s right, title and interest in and to Assignable Warranties, Approvals and Intangibles, if any, in the form of Exhibit “G” attached hereto and made a part hereof executed by Seller;

11.1.7 an assignment of that certain Indemnity Agreement, dated as of October 27, 1992 by Union Oil Company of California [d/b/a Unocal] (“Unocal”), as

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indemnitor, to Phillips Village Center (Seller’s predecessor in interest), as indemnitee (the “Unocal Indemnity”) in the form of Exhibit “H” hereto executed by Seller; and,

11.1.8 an Estoppel and Consent in the form attached hereto as Exhibit “H-1” and Exhibit “H-2” and made a part hereof executed by ConocoPhillips Company consenting to the assignment of the Unocal Indemnity by Seller, as the indemnitee, to Purchaser, and consenting to the license agreements referenced in the assignment of the Unocal Indemnity (respectively), and acknowledging that Purchaser will be the indemnified party under the Unocal Indemnity upon its acquisition of the Property and including estoppel provisions;

11.1.9 a notice letter to ConocoPhillips Company, in the form of Exhibit “U” attached hereto and made a part hereof executed by Seller, and a notice letter to the party under the REA in the form of Exhibit “V” attached hereto and made a part hereof executed by Seller;

11.1.10 a FIRPTA Affidavit executed by each of CMP and MCC stating that each such entity is not a foreign person (as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder);

11.1.11 an estoppel certificate in the form of Exhibit “B” attached hereto and made a part hereof executed by the GH Borrower and the GH Guarantors,

11.1.12 an allonge to the GH Note to Purchaser’s designee, in the form of Exhibit “J-1” attached hereto and made a part hereof, executed by Seller, and an assignment and assumption of Seller’s interest in the GH Loan Documents to Purchaser’s designee, in the form of Exhibit “J-2” attached hereto and made a part hereof, executed by Seller, and the original GH Note and the original GH Loan Documents;

11.1.13 the Tenant Executed Estoppels, any Seller Executed Estoppels and the executed REA Estoppel (as such terms are hereinafter defined);

11.1.14 an assignment and assumption of those Contracts, if any, which Purchaser elected to assume, in the form of Exhibit “K” attached hereto and made a part hereof executed by Seller, together with the original copies of the Contracts (if available, to be delivered to Purchaser within five business days following the Closing);

11.1.15 a notice letter in the form of Exhibit “L” attached hereto and made a part hereof executed by Seller to each vendor under an Assumed Contract being assigned advising the vendor of the transfer of the Property and the assignment and assumption of the applicable Assumed Contract to Purchaser;

11.1.16 an owner’s title affidavit and gap indemnity in the form of Exhibit “M” attached hereto and made a part hereof executed by Seller and acknowledged by a notary public;

11.1.17 any required transfer tax returns, forms or documents, executed by Seller;

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11.1.18 the Management Services Agreement, between Purchaser, as “Owner,” and MCC Realty Management, Inc., as “Manager,” in the form of Exhibit “N” attached hereto and made a part hereof (the “Management Agreement”) executed by MCC Realty Management, Inc.;

11.1.19 the Non-Exclusive Leasing Agreement, between Purchaser, as “Owner,” and MCC Realty Management, Inc., as “Agent,” in the form of Exhibit “O” attached hereto and made a part hereof (the “Leasing Agreement”) executed by MCC Realty Management, Inc.;

11.1.20 the limited liability operating agreement, in the form of Exhibit “P” attached hereto and made a part hereof (the “Operating Agreement”) executed by MCC Realty;

11.1.21 an assignment of the Pending Tax Appeal, in the form of Exhibit “Q” attached hereto and made a part hereof, executed by Seller, together with all underlying documents related to the Pending Tax Appeal;

11.1.22 an amendment (the “Blockbuster Lease Amendment”) to that certain Lease, dated November 5, 2003 (and amended November 11, 2004), between CMP, as landlord, and Phillips Home Entertainment, LLC, in the form of Exhibit “R” attached hereto and made a part hereof, executed by Phillips Home Entertainment, LLC;

11.1.23 a holdback agreement, in the form of Exhibit “W” attached hereto and made a part hereof (the “Holdback Agreement”), whereby a portion of the Purchase Price in the amount of $13,500 shall be escrowed with the Title Company to be held and released pursuant to the Holdback Agreement, executed by Seller and the Title Company;

11.1.24 a closing statement setting forth the Purchase Price and all closing credits and adjustments expressly provided for in this Agreement (“Closing Statement”) executed by Seller;

11.1.25 evidence reasonably satisfactory to Purchaser and the Title Company of CMP’s and MCC’s authority to execute and deliver this Agreement and the documents to be delivered executed and delivered by CMP and MCC, as Seller, pursuant to this Agreement and to consummate the transactions contemplated in this Agreement;

11.1.26 such other instruments and documents which shall be necessary in connection with the transaction contemplated herein and which do not impose, create, or potentially create any liability or expense upon Seller not expressly required under this Agreement; and

11.1.27 (a) records and files which are in Seller’s possession or control relating to the current operation and maintenance of the Project, including, without limitation, current tax bills, current water, sewer, utility and fuel bills, payroll records, billing records for Tenants, repair and maintenance records and the like which affect or relate to the Project, (b) all documents necessary to conduct Tenant reconciliations as described in Section 14

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hereof, (c) all architectural and engineering plans and specifications relating to the Property in Seller’s possession or control, and (d) all original Lease Documents and Assumed Contracts, Approvals, GH Loan Documents and Assignable Warranties (collectively, the “Property Documents”).  Notwithstanding the foregoing in this Section 11.1.26, Seller may satisfy this Section 11.1.26 by delivering the Property Documents to Purchaser within five (5) business days following the Closing   Seller’s obligation to provide the Property Documents as provided herein shall survive the Closing.

11.2 Seller shall diligently and in good faith endeavor to obtain and deliver to Purchaser estoppel certificates in the form of Exhibit “S” annexed hereto with the information therein approved by Purchaser (“Estoppel Certificates”) duly executed by each of the Tenants of the Property and dated within thirty (30) days of the Closing.  Prior to the Effective Date, Seller has prepared Estoppel Certificates for each of the Tenants and has submitted same to Purchaser for its approval.  Estoppel Certificates executed by the Tenants in the form approved by Purchaser without discrepancy, adverse claim or exception from the form approved by Purchaser are herein referred to as the “Tenant Executed Estoppels”.  In the event that Seller shall not have obtained Tenant Executed Estoppels from all of the Tenants of the Center at the Closing, Purchaser shall have the right to terminate this Agreement by giving written notice of termination to Seller, whereupon, except for obligations that the Agreement expressly states survive termination, neither party shall have any further rights against the other.  In the event Seller shall not have obtained all of the Tenant Executed Estoppels but Purchaser did not elect to terminate this Agreement, Seller shall execute and deliver to Purchaser, at the Closing, Estoppel Certificates in the form approved by Purchaser with respect to the Tenants that did not provide Tenant Executed Estoppels (“Seller Executed Estoppels”).  The Estoppel Certificates completed by Seller shall contain an indemnification by Seller (as to which the parties comprising Seller shall be jointly and severally liable) with respect to the statements set forth therein.  The indemnification in any Seller Executed Estoppel completed by Seller pursuant to the provisions hereof shall survive the Closing for a period of one (1) year, unless a claim shall be asserted thereunder within such 1-year period, in which event, such indemnification shall survive until the date upon which such claim is either settled in writing by the applicable parties and the amount thereof paid in full or is fully and finally resolved by a final non-appealable order of a court of competent jurisdiction and the amount thereof paid in full.

11.3 With respect to the REA, Seller shall diligently and in good faith endeavor to obtain and deliver to Purchaser an estoppel certificate in the form of Exhibit “T” annexed hereto (the “REA Estoppel”) duly executed by Ruby Jean Turriciano, as the Trustee of Turriciano Living Trust, and dated within thirty (30) days of the Closing.  In the event that Seller shall not have obtained the REA Estoppel at the Closing, Purchaser shall have the right to terminate this Agreement by giving written notice of termination to Seller, whereupon, except for obligations that the Agreement expressly states survive termination, neither party shall have any further rights against the other.  In the event Seller shall not have obtained the REA Estoppels but Purchaser did not elect to terminate this Agreement, Seller shall execute and deliver to Purchaser, at the Closing, the REA Estoppel in the form approved by Purchaser which shall contain an indemnification by Seller (as to which the parties comprising Seller shall be jointly and severally liable) with respect to the statements set forth therein and which indemnification shall survive the Closing.

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11.4 At the Closing, Purchaser shall deliver the following documents in addition to payment of the balance of the Purchase Price:

11.4.1 evidence reasonably satisfactory to Seller of Purchaser’s authority to execute and deliver this Agreement and the documents to be delivered executed and delivered by Purchaser pursuant to this Agreement and to consummate the transactions contemplated in this Agreement;

11.4.2 an instrument of assumption of all of Seller’s obligations under the Leases in the form of Exhibit “D” executed by Purchaser;

11.4.3 an instrument of assumption of all of Seller’s obligations under the Assumed Contracts in the form of Exhibit “K” executed by Purchaser;

11.4.4 the Management Services Agreement, executed by Purchaser as “Owner”;

11.4.5 the Non-Exclusive Leasing Agreement, executed by Purchaser as “Owner”;

11.4.6 the Operating Agreement, executed by Purchaser and Retail Opportunity Investments Partnership, LP;

11.4.7 the Holdback Agreement, executed by Purchaser;

11.4.8 the Closing Statement executed by Purchaser; and

11.4.9 such other instruments or documents which shall be necessary in connection with the transaction herein contemplated; provided same do not impose any liability or expense upon Purchaser not contemplated in this Agreement.

Section 12.        Brokerage.  Seller and Purchaser mutually represent and warrant to each other that there are no real estate brokers or salespersons involved in this transaction.  Seller and Purchaser shall indemnify, defend and hold harmless the other against any costs, claims or expenses, including reasonable attorneys’ fees, arising out of the breach of their respective representations in the preceding sentence.  The provisions of this Section shall survive the Closing.

Section 13.        Notices.  All notices or other communications hereunder to either party shall be (i) in writing and shall be deemed to be given on the earlier to occur of (a) actual receipt or (b) the third business day after deposit of both the original and copy as provided below in a regularly maintained receptacle for the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed as provided hereinafter, and (ii) addressed:

If to Seller:	c/o MCC Realty Management
9595 Wilshire Boulevard, Suite 214
Beverly Hills, California 90212

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Attn: Michael McCarthy
Facsimile Number: (310) 228-3059

With a Copy to:	Resch Polster & Berger LLP
9200 Sunset Boulevard, 9th Floor
Los Angeles, California 90069
Attn: Real estate Notices (RMR/NR)
Facsimile Number: (310) 552-3209

If to Purchaser:	c/o Retail Opportunity Investments Corp.
3 Manhattanville Road
Purchase, New York 10577
Attn: John Roche
Facsimile Number: (914) 272-8088

With a Copy to:	Sills Cummis & Gross P.C.
One Rockefeller Plaza
New York, New York 10020
Attn: Edwin Weinberg, Esq.
Facsimile Number: (212) 643-6500

Notices may also be given by facsimile, with the original notice being sent by reputable overnight courier service or United States Express Mail (with next business day delivery specified) in which event, the notice shall be deemed delivered on the date of facsimile.  Notices may also be given by United State Express Mail or overnight courier service (with next business day delivery specified) in which event the notice shall be deemed delivered on the next business day.  The attorneys for Seller and Purchaser shall have the right to give notices and/or communications on behalf of their respective clients.

Section 14.        Prorations and Costs.

14.1 Prorations.  Purchaser and Seller shall apportion as of midnight of the day preceding the Closing, the items hereinafter set forth.  Any errors or omissions in computing apportionments at Closing shall be promptly corrected.  The provisions of this Section 14 shall survive the Closing.  The items to be adjusted are:

14.1.1 city, state, county, school, ad valorem taxes and other assessments for the fiscal year of sale; should such proration be inaccurate based on the actual millage set forth on the ad valorem tax bill if the current tax bill was not been received by the date of the Closing, either party may demand after the date of Closing, that such taxes and assessments be reprorated based on the actual bill and shall be entitled to receive upon demand, any amount owing to such party based on such reproration;

14.1.2 all base rent, percentage rent and additional rent and similar charges to the extent collected by the Seller, except that percentage rents shall be separately apportioned for each Tenant who is obligated to pay percentage rent on the basis of the fiscal year set forth in the Tenant’s Lease.  To the extent that Seller or Purchaser receives any base

23

rent, percentage rent and/or other additional rent or other charges after the Closing, the same shall be immediately delivered to Purchaser to be applied in accordance with the terms of Section 14.2.

14.1.3 all other income and all operating expenses of the Property for the Assumed Contracts and public utility charges and any charges or payments under the REA shall be prorated at the Closing effective as of the Closing Date, and appropriate cash adjustments shall be made by Purchaser and Seller.  Seller and Purchaser shall prorate public utility charges as of midnight of the day preceding the Closing based on applicable utility bills.  Notwithstanding anything herein to the contrary, there shall be no apportionment of any fees or charges with respect to Seller’s termination of the Existing Management Agreement.

14.1.4 At Closing, any prepaid rents and security deposits under the Leases (together with any interest accrued thereon) shall be transferred to Purchaser by way of a credit in favor of Purchaser.  At Closing, the GH Reimbursement shall be a credit in favor of Seller.

14.1.5 At Closing, Seller shall pay (or, if Seller has not already paid, shall give Purchaser a credit against the Purchase Price) the amount of all allowances, concessions, inducements and/or landlord improvement work provided for in any of the Leases that were not fully paid or performed, except for the allowances identified in clauses “(x),” “(y)” and “(z)” of Section 8.1.9(d) and the Imperial Spa Work which allowances and work shall be Purchaser’s responsibility following the Closing.

14.1.6 At Closing, in the event any amounts are owing for leasing or brokerage commissions with respect to any of the Leases, whether such costs are payable before or after the Closing Date, Seller shall grant Purchaser a credit against the Purchase Price in the aggregate amount of any such unpaid commissions and Purchaser shall assume the obligation to pay to the applicable broker the amount actually received by Purchaser as credit in respect of the commission owing to such broker, except for the commissions due to MCC Realty Management, Inc. pursuant to the Non-Exclusive Leasing Agreement attached hereto as Exhibit “O” with respect to the Great Harvest Market and the Imperial Spa Leases.

14.1.7 If, at Closing, the Property or any part thereof shall have been affected by an assessment or assessments, which are or may become payable in annual installments, of which the first installment is then a charge or lien, then for the purposes of this Agreement, all the unpaid installments of any such assessment due and payable in calendar years prior to the year in which the Closing occurs, if any, shall be paid by the Seller and all installments becoming due and payable after the Closing, if any, shall be assumed and paid by the Purchaser, except, however, that any installments which are due and payable in the calendar year in which the Closing occurs shall be adjusted pro rata.

14.2 Post-Closing Rent Application.  To the extent that Seller or Purchaser receives any base rent, percentage rent and/or other additional rent or other charges after the Closing, the same shall be immediately delivered to Purchaser to be applied in accordance with

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the terms of this Section 14.2.  Any such base rent, additional rent or other charges received from a Tenant after the Closing shall be applied in the following order of priority:

1. First, to Purchaser in respect of any rents then owing for any calendar month(s) or partial month following the Closing until the Tenant under the applicable Lease is current in the payment of all such rent to the full amount provided for in its Lease (i.e., without taking into account any temporary reduction or abatement of such full rent that may be permitted pursuant to any oral or written agreement between Seller and such applicable Tenant); and

2. Second, after all amounts owing to Purchaser pursuant to subdivision 1 above of this Section 14.2 have been received by Purchaser, to Seller in respect of any rents then owing for any calendar month(s) or partial month preceding the Closing until the Tenant has paid all of such rent for the period prior to the Closing to the full amount provided for in its Lease (i.e., without taking into account any temporary reduction or abatement of such full rent that may be permitted pursuant to any oral or written agreement between Seller and such applicable Tenant).

After the Closing, Purchaser shall bill Tenants for all amounts due under their Leases accruing prior to the Closing.  Purchaser shall prepare and send to Tenants all billing statements and data required by the Leases, to the extent available.  Purchaser shall not be obligated to expend any funds or commence legal proceedings to collect any unpaid base rents, additional rents or percentage rents or other Tenant charges owing with respect to the period prior to the Closing.  After the Closing, in the event Purchaser shall enter into any agreement with any Tenant(s) waiving or reducing any rent arrearages that may have accrued, in whole or in part, during the period prior to Closing, Purchaser shall use best efforts to obtain from such Tenant(s) an estoppel certificate or release, partly in favor of Seller, whereby such Tenant(s) shall waive all claims against the landlord that may have arisen during the period that the particular waived or reduced rent arrearages shall have accrued.  After the Closing, Seller shall not have any right to initiate any legal proceeding against a Tenant to collect rent.

14.3 Final Adjustment.  On or before April 30, 2011, Seller and Purchaser shall make a final adjustment in accordance with the provisions of this Section 14.3 (the “Final Closing Adjustment”) of percentage rent and other items of additional rents for which final adjustments or prorations could not be determined at the Closing, if any, because of the lack of actual statements, bills or invoices for the current period, the year end adjustment of common area maintenance, taxes and like items, the unavailability of final sales figures or amounts for percentage rent or any other reason.  Seller and Purchaser shall cooperate with each other in the preparation of the Final Closing Adjustment.  Any net adjustment in favor of Purchaser or Seller is to be paid in cash by the other no later than forty-five (45) days after the Final Closing Adjustment.

14.4 Intentionally Omitted.

14.5 Seller’s Costs.  Seller will pay:

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14.5.1 The fees and disbursements of Seller’s counsel, and the fees and disbursements of Purchaser’s counsel;

14.5.2 All costs and expenses of the Title Company for title examination and related search fees and expenses;

14.5.3 The premium for the Title Policy and all endorsements thereto;

14.5.4 All costs and expenses relating to the satisfaction and release of the Loan including, without limitation, all escrow fees or charges of the Loan Escrow Agent in connection with the payoff, satisfaction and release of the Loan;

14.5.5 The cost of the Survey;

14.5.6 All property condition reports, including, without limitation, all environmental reports and studies and the zoning report;

14.5.7 All escrow fees of the Escrow Agent for services relating to any of the transactions contemplated in this Agreement;

14.5.8 All filing or recording charges and expenses relating to GH Loan Assignment Documents (including the cost of filing UCC-3 financing statements evidencing the assignment of the GH Loan to Purchaser’s designee);

14.5.9 Transfer taxes and/or documentary stamps owing with respect to this transaction;

14.5.10 All other costs as shown on the Closing Statement as a Seller charge; and

14.5.11 All inspection and/or transfer fees imposed in connection with the transfer and reissuance of any roof warranty to Purchaser.

14.6 Oral Agreements with Tenants.  Notwithstanding anything in this Agreement to the contrary (including, without limitation, Section 8.1 or Schedule “1.5” hereof), in the event, following May 1, 2010, any Tenant shall contest the fact that any oral arrangement as may be set forth on Schedule “1.5” hereof continues to apply to such Tenant (whether in an eviction proceeding prosecuted by Purchaser, as landlord, or otherwise), if there shall be a final judicial determination made in favor of such Tenant, then Seller and MCC Realty (on a joint and several basis), from and after May 1, 2010, shall be obligated to pay to Purchaser an amount equal to the difference between (a) the rent payable pursuant to the applicable Lease (as though there was no oral arrangement with such Tenant respecting a rent reduction) and (b) the amount of rent determined by such final judicial determination to be payable by such Tenant (such difference, the “Rent Deficiency”), except, that, the amount of any Rent Deficiency to be paid by Seller (and/or MCC Realty) may be reduced by the amount thereof previously and voluntarily paid by the applicable Tenant to Purchaser so long as such Tenant shall acknowledge in writing

26

that such payment is due pursuant to the applicable Lease notwithstanding any oral arrangement or judicial determination to the contrary.  The obligation to pay to Purchaser any Rent Deficiency, if applicable, shall accrue from and after May 1, 2010 (and shall be retroactively paid to Purchaser if such final judicial determination shall occur thereafter).  Each Rent Deficiency shall be paid to Purchaser when rent is due under the applicable Lease as though there was no oral arrangement with such Tenant until the earlier of (i) the expiration of the particular Lease for which there is a Rent Deficiency pursuant to its terms (or the earlier termination of such Lease, whether through a consensual arrangement between Purchaser and such Tenant or as a result of a final judicial determination that such Lease was terminated, provided such Tenant shall unconditionally vacate and surrender its premises to Purchaser; it being agreed that Seller and/or MCC Realty shall remain liable for all Rent Deficiencies accruing prior to such vacate and surrender) and (ii) June 30, 2013.  The obligation to pay the Rent Deficiency, if applicable, shall survive the Closing, and shall not be subject to any limitation that may be provided in Section 8.3 hereof.

Section 15.        Damage or Destruction Prior to Closing and Condemnation.

15.1 If prior to the Closing the Property is damaged or destroyed, but not materially damaged or destroyed, by fire or other casualty, the Purchaser shall be required to perform this Agreement and shall be entitled to the insurance proceeds received by Seller or payable pursuant to the policies of insurance maintained by Seller and a credit against the Purchase Price in the amount of any deductible under such policies of insurance.  If the Property is materially damaged or destroyed by fire or other casualty, the Purchaser may terminate this Agreement on written notice to the Seller given within ten (10) business days of the occurrence of such fire or casualty.  If Purchaser shall exercise such option to terminate, then, except for obligations that the Agreement expressly states survive termination, neither party shall have any further rights against the other.  If Purchaser does not exercise such option to terminate, the Agreement shall remain in full force and effect in accordance with its terms and Purchaser shall be entitled to the proceeds of insurance and a credit against the Purchase Price in the amount of the deductible under any policies of insurance.  In the event of any damage by fire or other casualty, the determination as to whether such damage or destruction is material in cost shall be made by an engineer or contractor mutually agreed upon by Seller and Purchaser.  For purposes hereof, the Property shall be deemed “materially damaged or destroyed” if the cost of repair and restoration of such damage or destruction as estimated by the engineer or contractor selected by Seller and Purchaser is greater than Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars or if such damage or destruction will entitle any Tenant to terminate its Lease or abate its rent in whole or in part.

15.2 In the event proceedings to condemn the Property or any portion thereof are commenced before the Closing, the Purchaser shall have the right to terminate this Agreement in which event, except for obligations that the Agreement expressly states survive termination, neither party shall have any further rights against the other.  In the event the Purchaser does not elect to terminate this Agreement, Seller shall assign to Purchaser, at the Closing, all of Seller’s rights, title and interest in and to any condemnation proceeds payable with respect to the Property or grant Purchaser a credit against the Purchase Price equal to the amount of any condemnation award paid to Seller.

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Section 16.        Reporting Requirements.  Purchaser and Seller shall each deposit such other instruments required to close the escrow and consummate the purchase and sale of the Property in accordance with the terms hereof, including, without limitation, an agreement designating the Title Company as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder, and executed by Seller, Purchaser and the Title Company, but in no event shall such instruments impose, create or potentially create any liability for Seller or Purchaser not expressly provided for herein.  Such agreement shall comply with the requirements of Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.

Section 17.        Miscellaneous.

17.1 This Agreement constitutes the entire Agreement between the parties and supersedes any other previous agreement, oral or written, between the parties.  This Agreement cannot be changed, modified, waived or terminated orally but only by an agreement in writing signed by the parties hereto.  This Agreement shall be binding upon the parties hereto and their respective successors, assigns and legal representatives.

17.2         (a) If Purchaser defaults in closing under this Agreement, Seller shall have the right to terminate this Agreement by giving written notice of termination to Purchaser, whereupon neither party shall have any rights, obligations or liabilities under this Agreement except for any obligations or liabilities that expressly survive the termination of this Agreement.  It is agreed that Seller’s sole remedy shall be limited to the termination of this Agreement and Seller unconditionally and irrevocably waives any right to specifically enforce this Agreement or to assert any claim against Purchaser for monetary damages.  The provisions of this Section 17.2(a) shall survive the termination of this Agreement.

(b) Subject to the provisions of the last sentence of this Section 17.2(b), if Seller shall default in its obligations under this Agreement or if there shall be a breach of any of Seller’s representations or warranties, the parties hereto agree that Purchaser’s sole remedy shall be limited either (a) to the termination of this Agreement, subject to Seller's obligations to reimburse Purchaser for its third party out-of-pocket expenses incurred in connection with this Agreement and all due diligence costs incurred by Purchaser with respect to the Project or (b) to specific performance of this Agreement.  Notwithstanding anything herein to the contrary, in the event that Seller willfully and intentionally defaults in its obligations under this Agreement for the intended purpose of preventing Seller from purchasing the Property and the remedy of specific performance is not available to Purchaser, Purchaser shall have the right to pursue any remedy at law or in equity including, without limitation, a claim for money damages.

(c) In the event of a default by either party hereto which becomes the subject of litigation, the losing party agrees to pay the reasonable legal fees of the prevailing party.  The provision of this subparagraph (c) shall survive the Closing or the termination of this Agreement.

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17.3 This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same original, and the execution of separate counterparts by Purchaser and Seller shall bind Purchaser and Seller as if they had each executed the same counterpart.

17.4 This Agreement shall be governed, construed and enforced in accordance with the laws of the State of California.

17.5 The headings used in this Agreement are for convenience only and do not constitute substantive matters to be considered in construing same.

17.6 This Agreement may be assigned by the Purchaser to an affiliate of Purchaser without the prior written consent of the Seller provided, that Seller, no less than two (2) days prior to Closing, shall have received written notice of such assignment together with an executed copy of an assignment and assumption instrument pursuant to which the Purchaser assigns all of its right, title and interest in and to this Agreement to the assignee and the assignee assumes and agrees to be bound by all of the obligations of the Purchaser under this Agreement.

17.7 Submission of this form of Agreement for examination shall not bind Seller in any manner nor be construed as an offer to sell and no contract or obligations of Seller shall arise until this instrument is executed and delivered by both Seller and Purchaser.

17.8 Each of the parties agrees that upon request from the other party following the Closing and without further consideration, such party shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts or instruments as shall be reasonably requested by a party in order to effect or carryout the transactions contemplated herein provided same do not impose any obligations or liabilities upon the party not contemplated in this Agreement.  The provisions of this Section 17.8 shall survive the Closing.

17.9 CMP and MCC shall be jointly and severally liable for all of the obligations and liabilities of the Seller under this Agreement.

17.10 Confidentiality.  Purchaser will maintain strict confidentiality of all aspects of this Agreement including, without limitation, any information obtained through the due diligence process.  Except as may be required by law, subpoena or other legal process, in order to comply with Purchaser’s disclosure obligations as a public company or as may be necessary to evaluate the Property for Purchaser’s acquisition and financing therefor, Purchaser will not divulge any such information to other person or entities including, without limitation, appraisers, real estate brokers, or competitors of Seller.  Notwithstanding the foregoing, Purchaser shall have the right to disclose information with respect to the Property to officers, directors, employees, attorneys, accountants, environmental auditors, engineers and other consultants (collectively, “Related Parties”) to the extent necessary for Purchaser to evaluate its acquisition of the Property.  The provisions of this Section 17.10 shall survive termination of this Agreement.

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17.11 Publicity.  Except as required by applicable law, Seller agrees that it shall not publicize this transaction after the Closing without the prior written approval of Purchaser.  This Section 17.11 shall survive the Closing.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, this Agreement has been entered into as of the day and year first above written.

SELLER:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company
Federal Tax ID No.: 95-4820181

By: CMP Phillips SPE, Inc.,
a California corporation,
its manager

By: ____________________________
Michael D. McCarthy, its president
PURCHASER: ROIC PHILLIPS RANCH, LLC a Delaware limited liability company By: ____________________________ Name: John B. Roche Title: CFO Federal Tax ID No.: 27-1759436
MCC PHILLIPS, LLC a Delaware limited liability company Federal Tax ID No.: ________________ By: ____________________________ Name: Michael D. McCarthy Title: Managing Director
As to Section 4.1 hereof only: TITLE COMPANY: FIRST AMERICAN TITLE INSURANCE COMPANY By: ___________________________ Name: _________________________ Title: __________________________

31

CONSENT AND JOINDER

MCC Realty III, LLC hereby executes this Agreement solely for the purpose of acknowledging and agreeing to the provisions contained in Section 8.4 of this Agreement.

MCC REALTY III, LLC

By: ___________________
Name:  Michael D. McCarthy
Title:    Manager

32

EXHIBIT "A"

DESCRIPTION OF LAND

Real property situate, lying and being in the City of Pomona, County of Los Angeles, State of California, described as follows:

A - 1

EXHIBIT "B"

GH LOAN ESTOPPEL CERTIFICATE

Re:
Promissory Note Secured by Security Agreement, dated July 16, 2006, made by Manisa, Inc., Jay J. Suh and Yang Suk Ha (collectively, the “Borrower”), as borrower, in favor of CMP Phillips Associates, LLC (“CMP”) and MCC Phillips, LLC (“MCC”; CMP and MCC are herein collectively referred to as the “Lender”), as lender; Security Agreement, dated July 16, 2009, among Borrower, as borrower, and CMP, as secured party; and Lease Guaranty, dated July ___, 2009, made by Jay J. Suh and Yang Suk Ha, jointly and severally as guarantor, in favor of Lender (collectively, the “Loan Documents”)

Premises:	Phillips Ranch Shopping Center
4, 8, 10, 12, 14, 16 Village Loop Road
Pomona, California

To Whom It May Concern:

The undersigned understands that in connection with the sale of the Premises, Lender will assign all of its interests, rights and obligations under the Loan Documents to ROIC Phillips Ranch, LLC (“Assignee”) and that in connection therewith, Lender has requested that the undersigned, as parties to the Loan Documents, deliver this Estoppel Certificate.

The undersigned hereby certify to Assignee and its successors and assigns the following:

1. The Loan Documents are valid and in full force and effect and have not been terminated or assigned, modified, supplemented or amended in any way;

2. The undersigned are not in default of any of their obligations under the Loan Documents.  Lender is not in default of any of its obligations under the Loan Documents, including, without limitation, the obligation to make advances thereunder (not to exceed, in the aggregate, $1,200,000.00);

3. As of the date hereof (a) Lender has advanced to Borrower the aggregate amount of $422,998.38 pursuant to the Loan Documents and (b) there are no outstanding requests by any of the undersigned for an advance pursuant to the Loan Documents that has not been advanced by Seller, except for _______________________________;

4. Each of the undersigned hereby consent to the assignment of the Loan Documents by Lender to Assignee; and

5. The undersigned are duly authorized to execute this Estoppel Certificate.

REMAINDER OF PAGE LEFT BLANK

B - 1

The undersigned understands that will be relying on this Estoppel Certificate and that the undersigned will be bound by this Estoppel Certificate.

Manisa, Inc.

By: _________________________
Name: _______________________
Title: ________________________

____________________________
Jay J. Suh

____________________________
Yang Suk Ha

Date: ___________ ____, 2010

B - 2

EXHIBIT "C"

FORM OF GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ROIC Phillips Ranch, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York 10577
Attention:  Richard Schoebel

AND MAIL TAX STATEMENTS TO THE ABOVE ADDRESS

____________________________

(Space above line for Recorder’s Use)

GRANT DEED

The undersigned grantor declares:

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax by a separate statement which is not being recorded with this Grant Deed.

CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, the "Grantor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the exceptions hereinafter set forth, hereby GRANTS to ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (the "Grantee"), the following described real property together with all buildings and improvements located thereon ("Property") in the City of Pomona, County of Los Angeles, State of California:

See Exhibit A attached hereto and incorporated herein by reference.

SUBJECT TO those items expressly identified on Exhibit B attached hereto and incorporated herein by reference.

IN WITNESS WHEREOF, Grantor has caused its duly authorized officer to execute this instrument as of the date hereinafter written:

Dated:           As of ___________ _______, 2010

CMP PHILLIPS ASSOCIATES, LLC,
a California limited liability company

By: CMP Phillips SPE, Inc.,
a California corporation,
its manager

By: ____________________________
         Michael D. McCarthy, its president

MCC PHILLIPS, LLC,
a Delaware limited liability company

By: ____________________________
       Name: Michael D. McCarthy
       Title: Managing Director

ACKNOWLEDGMENT OF GRANTOR

STATE OF _______________                       )
   )  SS:
COUNTY OF _____________                        )

On _________________________, 2010 before me,__________________________(here insert name of the officer), Notary Public, personally appeared _________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________
Notary Public
[Seal]

STATE OF _______________                         )
)  SS:
COUNTY OF _____________                         )

On _________________________, 2010 before me,__________________________(here insert name of the officer), Notary Public, personally appeared _________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________
Notary Public
[Seal]

Exhibit A

All that certain real property situate, lying and being in the City of Pomona, County of Los Angeles, State of California, described as follows:

Exhibit B

1.  General and special taxes and assessments for the fiscal year 2010-2011, not yet due or payable.

2.  An easement for public utilities and incidental purposes in the document recorded June 12, 1979 as Instrument No. 79-633557 of the official records of Los Angeles County, California (“Official Records”).

3.  An easement for public utilities and incidental purposes in the document recorded January 28, 1981 as Instrument No. 81-104346 of Official Records.

4.  An easement shown or dedicated on the map filed or recorded in Book 145, Pages 12 and 13 of Parcel Maps of Los Angeles County, California for sanitary sewer and water lines and incidental purposes.

5.  Terms and provisions of an unrecorded lease dated October 9, 1981, by and between Westmar Development Company, a Partnership as lessor and Union Oil Company of California, a California corporation (Union Oil) as lessee, as disclosed by a Short Form Ground Lease recorded October 20, 1981 as Instrument No. 81-1030548 of Official Records.

6.  An easement for public utilities and incidental purposes in the document recorded September 2, 1982 as Instrument No. 82-899646 of Official Records.

7.  An easement for public utilities and incidental purposes in the document recorded May 7, 1984 as Instrument No. 84-545973 of Official Records.

8.  The terms, provisions and easement(s) contained in the document entitled “Reciprocal Easement and Operating Agreement and Declaration of Covenants, Conditions and Restrictions” recorded May 9, 1997 as Instrument No. 97-702755 of Official Records.

EXHIBIT "D"

ASSIGNMENT AND ASSUMPTION OF LEASES

ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) made as of the ____ day of __________, 2010 by and between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Assignor”), and ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor and Assignee entered into that certain Purchase and Sale Agreement, dated __________, 2010 (“Contract”) covering the Premises (as hereinafter defined); and

WHEREAS, Assignor has simultaneously herewith conveyed to the Assignee all of Assignor’s right, title and interest in and to the premises commonly known as Phillips Ranch Shopping Center, and located at 4-16 Village Loop Road, Pomona, California (the “Premises”), and in connection therewith, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to those leases described on the schedule attached as Exhibit “A” hereto and the guaranties and other documents related thereto, if any (collectively, the “Leases”).

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest of Assignor in and to the Leases, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof, subject to the terms, covenants and conditions of the Leases.

2. Assignee assumes the performance of all of the obligations of Assignor under the Leases to be performed from and after the date hereof.  Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses including, without limitation, reasonable attorneys’ fees and costs (collectively, “Claims”) arising out of or resulting from any breach or default by Assignee in its obligations under the terms of the Leases first accruing from and after the date hereof, including, without limitation, any breach or default by Assignee or failure by Assignee to comply with any applicable law from and after the date hereof with respect to the security deposits under the Leases transferred to Assignee on the date hereof.

3. Assignor hereby agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all Claims arising out of or resulting from any breach or default by Assignor in its obligations under the terms of the Leases prior to the date hereof including, without limitation, any breach or default under the Leases or failure by Assignor to comply with any applicable laws prior to the date hereof with respect to the security deposits under the Leases

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that are being transferred to Assignee on the date hereof; provided that any Claim against Assignor under the foregoing indemnity shall be asserted in writing within one (1) year following the date hereof in a written notice by Assignee to Assignor giving reasonable details of the Claim and if not asserted within such time, Assignor shall have no further liability under the foregoing indemnity.

4. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

5. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.  The entities comprising Assignor shall be jointly and severally liable for the obligations and liabilities of Assignor hereunder.

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

ASSIGNEE:

ROIC PHILLIPS RANCH, LLC
a Delaware limited liability company

By: ____________________________
       Name: Stuart A. Tanz
       Title: Chief Executive Officer

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EXHIBIT "E"

TENANT NOTICE LETTER

___________, 2010

[Name]
[Company]
[Mailing Address]
[City, State, Zip]

Re:
Lease dated _______________________ (as amended, modified and supplemented from time to time, the “Lease”) by and between _______________________________ (“Landlord”) and __________________________________- (“Tenant”) concerning the Demised Premises located in Phillips Ranch Shopping Center, 12 Village Loop Road, Pomona, California (the “Shopping Center”)

Dear [  ]:

Please be advised that, as of the date set forth above, the Shopping Center and Landlord’s interest in the Lease were purchased by ROIC Phillips Ranch, LLC (“New Owner”).  All security deposits, to the extent held by Landlord, were transferred to New Owner.  Landlord hereby irrevocably instructs and authorizes you to hereafter make all payments, Rent and otherwise, payable to ROIC Phillips Ranch, LLC and deliver such payments to:

Retail Opportunity Investments Corp.
P.O. Box 100081
Pasadena, CA 91189-0081

For property management issues, and billing and collection issues, please contact Michael McCarthy at (___) ___-____.

For Notices and all other purposes under the Lease, the address for the landlord (“New Owner’s Address”) is:

Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, NY 10577
Attn:  Rich Schoebel

Please revise your liability and property insurance coverages to have the New Owner listed as an additional insured and loss payee, as applicable, and please provide a copy of such revised certificates of insurance promptly to the New Owner at the New Owner Address.

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The instructions set forth herein are irrevocable and are not subject to modification in any manner except that New Owner and any successor landlord identified in writing by New Owner, may by written notice to you rescind or revise the instructions contained herein.

Very truly yours,

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

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EXHIBIT "F"

BILL OF SALE

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Seller”), does hereby sell, transfer and convey to ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (“Purchaser”), all personal property owned by Seller and used in connection with the operation of that certain real property more particularly described in Exhibit A attached hereto (collectively, the “Personal Property”).  Seller represents and warrants that it owns the Personal Property free and clear of all liens and encumbrances.

PURCHASER ACKNOWLEDGES THAT SELLER IS SELLING AND PURCHASER IS PURCHASING SUCH PERSONAL PROPERTY ON AN “AS IS WITH ALL FAULTS” BASIS AND THAT AND PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS, OR BROKERS AS TO ANY MATTERS CONCERNING SUCH PERSONAL PROPERTY, EXCEPT AS SET FORTH ABOVE.

Dated:  _________ _____, 2010

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

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EXHIBIT "G"

ASSIGNMENT OF WARRANTIES, APPROVALS AND INTANGIBLES

ASSIGNMENT OF WARRANTIES, APPROVALS AND INTANGIBLES (this “Assignment”) made as of the ____ day of __________, 2010 by and between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Assignor”), and ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor has simultaneously herewith conveyed to the Assignee all of Assignor's right, title and interest in and to the premises commonly known as Phillips Ranch Shopping Center, and located at 4-16 Village Loop Road, Pomona, California (the “Premises”), and in connection therewith, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to (i) any warranties and/or guaranties relating to the Premises to the extent assignable including, without limitation, those warranties set forth on Exhibit A attached hereto (collectively, “Warranties”), (ii) any governmental consents, authorizations, variances, waivers, licenses, approvals any permits relating to the Premises to the extent assignable (collectively “Permits”), (iii) the trade name “Phillips Ranch Shopping Center” or any variation thereof and all logos used in connection with the advertising and promotions of the Premises and all telephone numbers and listings for the Premises (“Intangibles”), and (iv) all utility deposits, if any, with any utility companies (“Deposits”).

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest, if any, of Assignor in and to the Warranties, Permits, Intangibles and Deposits;

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof.

2. This Assignment shall be binding on Assignor and its successors, assigns and legal representatives and shall inure to the benefit of the Assignee and its successors, assigns and legal representatives.

3. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.  The entities comprising Assignor shall be jointly and severally liable for the obligations and liabilities of Assignor hereunder.

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IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

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EXHIBIT "H"

ASSIGNMENT OF UNOCAL INDEMNITY AND LICENSE AGREEMENTS

ASSIGNMENT OF UNOCAL INDEMNITY AND LICENSE AGREEMENTS (this “Assignment”) made as of the ____ day of __________, 2010 by and between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Assignor”), and ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company  (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor has simultaneously herewith conveyed to the Assignee all of Assignor's right, title and interest in and to the premises commonly known as Phillips Ranch Shopping Center, and located at 4-16 Village Loop Road, Pomona, California (the “Premises”), and in connection therewith, Assignor has agreed to assign to Assignee (a) all of Assignor’s right, title and interest in and to that certain Indemnity Agreement, dated as of October 27, 1992, by Union Oil Company of California [d/b/a Unocal] (“Unocal”), as indemnitor, to Phillips Village Center, as indemnitee (the “Unocal Indemnity”) and (b) all of Assignor’s right, title and interest in and to those certain license agreements listed on Exhibit “A” attached hereto (“License Agreements”).

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest, if any, of Assignor in and to the Unocal Indemnity and the License Agreements;

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof.

2. This Assignment shall be binding on Assignor and its successors, assigns and legal representatives and shall inure to the benefit of the Assignee and its successors, assigns and legal representatives.

3. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.  The entities comprising Assignor shall be jointly and severally liable for the obligations and liabilities of Assignor hereunder.

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

Exhibit “A”

License Agreement, dated February 1, 1994, between Ranch Center Properties and Union Oil Company of California dba Unocal

License Agreement, dated April 26, 1999, between Phillips Village Associates, LP and Tosco Marketing Company

License Agreement, dated August 30, 1999, between F. J. Hanshaw and Tosco Marketing Company

License Agreement, dated October 19, 2007, between CMP Phillips Associates, LLC and ConocoPhillips Company

Amendment to License Agreement, dated February 25, 2009, between CMP Phillips Associates, LLC and ConocoPhillips Company

Access Agreement Pursuant to License Agreement, dated January 25, 2010, among CMP Phillips Associates, LLC and ConocoPhillips Company, and Delta Environmental Consultants, Inc.

EXHIBIT “H-1”

ESTOPPEL CERTIFICATE AND CONSENT

THIS ESTOPPEL CERTIFICATE AND CONSENT (“Estoppel”) is made as of the date set forth below by CONOCOPHILLIPS COMPANY (“Conoco”).

RECITALS:

A.
CMP Phillips Associates, LLC and MCC Phillips, LLC (collectively, “Seller”) own the real property commonly known as Phillips Ranch Shopping Center, located at 4-16 Village Loop Road, Pomona, California (“Shopping Center”).

B.
Conoco leases a portion of the Shopping Center (“Leased Premises”) from Seller pursuant to that certain Ground Lease, dated October 9, 1981, between Westmor Development Company, as landlord, and Union Oil Company of California (“Unocal”), as tenant (as amended through the date hereof, the “Ground Lease”), which Leased Premises are more particularly described in the Ground Lease.

C.
Conoco is the indemnifying party pursuant to that certain Indemnity Agreement, dated October 27, 1992 (the “Indemnity Agreement”), made by Unocal, the predecessor-in-interest to Conoco, in favor of Phillips Village Center, a California limited partnership, a copy of which Indemnity Agreement is attached hereto as Exhibit A.

D.	Seller is contemplating the sale of the Shopping Center to ROIC Phillips Ranch, LLC, a Delaware limited liability company (“Buyer”).

E.	In connection with its contemplated purchase of the Shopping Center, Buyer has requested that Conoco execute this Estoppel.

NOW, THEREFORE, Conoco for itself and its successors and assigns hereby certifies to Buyer as follows:

1.
Exhibit A hereto is a true, complete and correct copy of the Indemnity Agreement.  There have been no modifications, amendments or additions to the Indemnity Agreement, whether written or oral.  The Indemnity Agreement is in full force and effect and constitutes the valid and binding agreement of Conoco.  None of the obligations of Conoco under the Indemnity Agreement have been waived or terminated and Conoco has no claims or offsets that would limit or affect the enforcement by Buyer of Conoco’s obligations under the Indemnity Agreement.

2.
Conoco hereby consents to the assignment, by Seller to Buyer, of the Indemnity Agreement, upon the sale of the Shopping Center to Buyer.  Conoco agrees that, upon Buyer’s acquisition of the Shopping Center (and the assignment of the Indemnity Agreement by Seller to Buyer), Buyer shall (a) be deemed the indemnified party under the Indemnity Agreement (as the successor to Phillips Village Center) and (b) enjoy all of the rights and

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benefits of the indemnified party under the Indemnity Agreement including the right to enforce the Indemnity Agreement.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Conoco, has caused this Estoppel to be duly executed and delivered on behalf of Conoco this ___ day of January, 2010.

CONOCOPHILLIPS COMPANY

By: _________________________
Name: _______________________
Title: ________________________

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EXHIBIT A

INDEMNITY AGREEMENT
(See Attached)

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INDEMNITY AGREEMENT

This Indemnity Agreement is made effective as of the date on which the last party affixes its signature hereto by and between Union Oil Company of California dba Unocal, a California corporation (hereinafter "Unocal") and Phillips Village Center, a California Limited Partnership (hereinafter "Owner").

WHEREAS, Owner currently owns property described as Unocal Service Station No. 6734, located at 16 Village Loop Road, Pomona, California (hereinafter "Property"), and

WHEREAS, Unocal is and has been the Lessee of the Property, under a Lease dated October 9, 1981, and

WHEREAS, tests indicate that the Property is contaminated by petroleum hydrocarbon caused by the activity of Unocal on the Property; and

WHEREAS, Unocal will be remediating the Property pursuant to plans approved by the California Regional Water Quality Control Board; and

NOW, THEREFORE, Unocal and Owner hereby promise and agree as follows:

1. Unocal at no cost to Owner, its successors in interest and assigns, including their lenders and trust deed holders (all together the "Indemnitees"), shall undertake, with due diligence, to remediate the petroleum contamination located on the Property to the level required by the governmental agency with oversight responsibility. Unocal shall defend, indemnify, and hold the

1

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Indemnities, and each of them, free and harmless (including attorney fees) from all liability in connection with said petroleum contamination and any and all other damages to the Property, and to the other property of the Indemnitees and other owners in the vicinity of the Property, caused by Unocal's activities on the Property, at any time, including, but not limited to, during the term of said Lease, dated October 9, 1981.

2. Unocal agrees to obtain all necessary permits and approvals from such governmental agencies or departments. Owner agrees that it will provide Unocal with all reasonable assistance necessary to enable Unocal to acquire such permits and approvals.

3. Unocal agrees that the remediation will be performed in a good and workmanlike manner in full compliance with all applicable local, state, and federal laws, ordinances and regulations.

4. Unocal agrees to leave Property in as clean, clear and orderly condition as existed prior to Unocal's entry to affect the remediation; to remove all equipment, structures and facilities employed in connection with the remediation; to remove all debris resulting from the remediation.

5. This Agreement may be amended only by a written document signed by each of the parties hereto.

6. Notwithstanding the acceptance of the remediation work on the Property by the government agencies with responsibility, Unocal's indemnity as to all liability to Owner, and its assigns and successors in interest, for any such damages caused by Unocal's

2

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EXHIBIT “H-2”

ESTOPPEL CERTIFICATE AND CONSENT

THIS ESTOPPEL CERTIFICATE AND CONSENT (“Estoppel”) is made as of the date set forth below by CONOCOPHILLIPS COMPANY (“Conoco”).

RECITALS:

A.
CMP Phillips Associates, LLC and MCC Phillips, LLC (collectively, “Seller”) own the real property commonly known as Phillips Ranch Shopping Center, located at 4-16 Village Loop Road, Pomona, California (“Shopping Center”).

B.
Conoco leases a portion of the Shopping Center (“Leased Premises”) from Seller pursuant to that certain Ground Lease, dated October 9, 1981, between Westmor Development Company, as landlord, and Union Oil Company of California (“Unocal”), as tenant (as amended through the date hereof, the “Ground Lease”), which Leased Premises are more particularly described in the Ground Lease.

C.
Conoco is the indemnifying party pursuant to that certain Indemnity Agreement, dated October 27, 1992 (the “Indemnity Agreement”), made by Unocal, the predecessor-in-interest to Conoco, in favor of Phillips Village Center, a California limited partnership, a copy of which Indemnity Agreement is attached hereto as Exhibit A.

D.
Conoco is the licensee under those certain License Agreements listed on Exhibit B hereto (the “License Agreements”), which were executed to permit Conoco to access portions of the Shopping Center to perform certain work described therein, in connection with Conoco’s obligations under the Indemnity Agreement.

E.	Seller is contemplating the sale of the Shopping Center to ROIC Phillips Ranch, LLC, a Delaware limited liability company (“Buyer”).

F.	In connection with its contemplated purchase of the Shopping Center, Buyer has requested that Conoco execute this Estoppel.

NOW, THEREFORE, Conoco for itself and its successors and assigns hereby certifies to Buyer as follows:

1.
Exhibit B hereto is a true, complete and correct list of all agreements, whether oral or written (other than the Ground Lease) relating to Conoco’s right to enter the Shopping Center for the purpose of certain environmental remediation activities more particularly described therein.  There have been no modifications, amendments or additions to the License Agreements, whether written or oral.  The License Agreements are in full force and effect and constitute the valid and binding agreement of Conoco.  None of the obligations on the part of Conoco under the License Agreements have been waived or terminated and Conoco has no claims or offsets that would limit or affect the enforcement by Buyer of Conoco’s obligations under the

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License Agreements.  Conoco has not received any notice of a default under any of the License Agreements.

2.
Conoco hereby consents to the assignment, by Seller to Buyer, of the License Agreements, upon the sale of the Shopping Center to Buyer.  Conoco agrees that, upon Buyer’s acquisition of the Shopping Center (and the assignment of the License Agreements by Seller to Buyer), Buyer shall (a) be deemed the licensor under the License Agreements and (b) enjoy all of the rights and benefits of the licensor under the License Agreements including the right to enforce the License Agreements.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Conoco, has caused this Estoppel to be duly executed and delivered on behalf of Conoco this ___ day of January, 2010.

CONOCOPHILLIPS COMPANY

By: _________________________
Name: _______________________
Title: ________________________

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EXHIBIT A

INDEMNITY AGREEMENT
(See Attached)

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EXHIBIT B

License Agreement, dated October 19, 2007, between CMP Phillips Associates, LLC and ConocoPhillips Company

Amendment to License Agreement, dated February 25, 2009, between CMP Phillips Associates, LLC and ConocoPhillips Company

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EXHIBIT "I"

[INTENTIONALLY OMITTED]

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EXHIBIT “J-1”

ALLONGE TO GH NOTE

Allonge to Promissory Note Secured by Security Agreement, dated as of July 16, 2009, made by Manisa, Inc., a California corporation, Jay J. Suh and Yahg Suk Ha, jointly and severally, in favor of MCC Phillips, LLC, a Delaware limited liability company and CMP Phillips Associates, LLC, a California limited liability company, in the original principal amount of $1,200,000.00.

ENDORSEMENT

Pay to the order of ___[Purchaser’s designee]_____________, a _____________________.

Dated:  ____________, 2010

MCC PHILLIPS, LLC, a Delaware limited liability company

By:           __________________________________
Name:
Title:

CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company

By:           __________________________________
Name:
Title:

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EXHIBIT “J-2”

ASSIGNMENT AND ASSUMPTION OF GH LOAN DOCUMENTS

ASSIGNMENT AND ASSUMPTION OF GH LOAN DOCUMENTS (this “Assignment”) made as of the ____ day of __________, 2010 by and between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Assignor”), and ROIC PHILLIPS RANCH, TRS, INC., a Delaware corporation (“Assignee”).

W I T N E S S E T H:

WHEREAS, Reference is hereby made to that certain: (a) Promissory Note Secured by Security Agreement, dated July 16, 2009, made by Manisa, Inc., Jay J. Suh and Yang Suk Ha (collectively, the “Borrower”), as borrower, in favor of Assignor, as lender and (b) Security Agreement, dated July 16, 2009, among Borrower, as borrower, and CMP Phillips Associates, LLC, as secured party (collectively, the “Loan Documents”).

WHEREAS Assignor and ROIC Phillips Ranch, LLC (“Purchaser”), an affiliate of Assignee, entered into that certain Purchase and Sale Agreement, dated __________, 2010 (“Contract”) covering the Premises (as hereinafter defined); and

WHEREAS, Assignor has simultaneously herewith conveyed to the Purchaser all of Assignor’s right, title and interest in and to the premises commonly known as Phillips Ranch Shopping Center, and located at 4-16 Village Loop Road, Pomona, California (the “Premises”), and in connection therewith, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to the Loan Documents.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest of Assignor in and to the Loan Documents, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof, subject to the terms, covenants and conditions of the Loan Documents.

2. Assignee assumes the performance of all of the obligations of Assignor under the Loan Documents to be performed from and after the date hereof.  Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses including, without limitation, reasonable attorneys’ fees and costs (collectively, “Claims”) arising out of or resulting from any breach or default by Assignee in its obligations under the terms of the Loan Documents first accruing from and after the date hereof.

3. Assignor hereby agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all Claims arising out of or resulting from any breach or default by

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Assignor in its obligations under the terms of the Loan Documents prior to the date hereof (except for Claims arising out of the “Unfunded Requests” [as defined in Section 8.1.27 of the Contract]), including, without limitation, any breach or default under the Loan Documents; provided that any Claim against Assignor under the foregoing indemnity shall be asserted in writing within one (1) year following the date hereof in a written notice by Assignee to Assignor giving reasonable details of the Claim and if not asserted within such time, Assignor shall have no further liability under the foregoing indemnity.

4. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

5. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.  The entities comprising Assignor shall be jointly and severally liable for the obligations and liabilities of Assignor hereunder.

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

ASSIGNEE:

ROIC PHILLIPS RANCH TRS, INC.
a Delaware corporation

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By: ____________________________
       Name: _______________________
       Title: ________________________

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EXHIBIT “K”

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”) made as of the ____ day of _________, 2010 by and between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Assignor”), and ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor has simultaneously herewith conveyed to the Assignee all of Assignor’s right, title and interest in and to the premises located as set forth on Exhibit “A” attached hereto, and in connection therewith, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to the agreements, instruments and understandings listed on Exhibit “B” annexed hereto (“Contracts”).

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest, if any, of Assignor in and to the Contracts, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof.

2. Assignee assumes the performance of all of the obligations of Assignor under the Contracts to be performed from and after the date hereof.

3. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses including, without limitation, reasonable attorneys’ fees and costs (collectively, “Claims”) arising out of or resulting from a breach or default by Assignor in its obligations under the terms of the Contracts prior to the date hereof; provided that any Claim against Assignor under the foregoing indemnity shall be asserted in writing within one (1) year following the date hereof in a written notice by Assignee to Assignor giving reasonable details of the Claim and if not asserted within such time, Assignor shall have no further liability under the foregoing indemnity.

4. Assignee agrees to indemnity, protect, defend and hold Assignor harmless from and against any and all Claims arising out of or resulting from a breach or default by Assignee in its obligations under the terms of the Contracts first accruing from and after the date hereof.

5. This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors, assigns and legal representatives.

6. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.  The entities comprising Assignor shall be jointly and severally liable for the obligations and liabilities of Assignor hereunder.

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

ASSIGNEE:

ROIC PHILLIPS RANCH, LLC
a Delaware limited liability company

By: ________________________
       Name: Stuart A. Tanz
       Title: Chief Executive Officer

EXHIBIT “L”

VENDOR NOTICE LETTER

_____________, 20__

[Name]
[Company]
[Mailing Address]
[City, State, Zip]

Re:
Contract dated _______________________ (as amended, the “Contract”) by and between ______________________ (“Vendor”) and _______________ relating to Phillips Ranch Shopping Center, 12 Village Loop Road, Pomona, California (the “Shopping Center”)

Dear [  ]:

Please be advised that, as of the date set forth above, the Shopping Center was purchased by ROIC Phillips Ranch, LLC (“New Owner”), and Vendor’s interest in the Contract was assigned to New Owner.  Hereafter, all invoices and correspondence should be sent to:

_________________________
_________________________
Attn: Michael McCarthy
Telephone: _______________

If you have any questions, please contact Michael McCarthy at:  _________________________

Telephone: (___) ___-____
Telecopier: (___) ___-____

Very truly yours,

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

MCC PHILLIPS, LLC
a Delaware limited liability company

L-1

By: ____________________________
       Name: _______________________
       Title: ________________________

L-2

EXHIBIT “M”

OWNER’S AFFIDAVIT AND GAP INDEMNITY

[see attached pages]

First American Title Insurance Company

Commercial Owner's Affidavit

STATE OF ____________________)
)
COUNTY OF ____________________)

The undersigned affiant first being duly sworn, deposes and says:

PARCEL 1:

PARCELS 2 THROUGH 11 INCLUSIVE, AND 13 THROUGH 16 INCLUSIVE, IN THE CITY OF POMONA, AS SHOWN ON PARCEL MAP NO. 13516, AS PER MAP FILED IN BOOK 145 PAGES 12 AND 13 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT FOR THE PURPOSE OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AND FOR THE PURPOSE OF VEHICULAR PARKING IN THE PARKING SPACES AVAILABLE AS SET FORTH IN THE DOCUMENT ENTITLED "RECIPROCAL EASEMENT AND OPERATING AGREEMENT DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS" RECORDED MAY 9, 1997 AS INSTRUMENT NO. 97-702755, OVER LOT 12 OF PARCEL MAP NO. 13516, IN THE CITY OF POMONA, AS PER MAP FILED IN BOOK 145 PAGES 12 AND 13 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

1. That there have been no construction, repairs, alterations, improvements made, ordered or contracted to be made on or to the Property, nor materials ordered within the last 6 months (or 4 months after completion of work) which have not been paid for, nor are there any fixtures attached to the Property which have not been paid for in full; and there are no outstanding or disputed claims for any such work or item, except:
None.

   That the work of improvement, if any:

   [ ] Started on ____________________
   [ ] Was completed on ____________________
   [ ] Will be completed on ____________________

2. That there has been no work done, nor notice received that work is to be done by the municipality (city, borough, or township), or at its direction, including but not limited to the installation of water or sewer lines, or for improvements such as paving or repaving of streets or alleys, or the installation of curbs or sidewalks.

3. That there are no unrecorded leases or agreements affecting the Property, and there is no one in possession of or that has access to the Property, other than: **(enter N/A if such is true)**

Page 1 of 3

/ jq / 12/08/2009 / NCS-420891-LA2/

Date: December 08, 2009 | Owner's Affidavit - continued | File No.: NCS-420891-LA2 (jq)

[ ] the undersigned
[ ] tenants based on month-to month rental agreements
[ ] lessees based on existing leases, copies of which are attached hereto
[ ] affiant(s) please remember to attach copies of leases.
[X] leases based on existing leases shown on attached rent roll

4. That there are no rights of first refusal or options to purchase all or any part of the Property except: None.

(enter "none" or N/A if such is true)

5. That there are no unpaid real estate taxes or assessments except as shown on the current tax roll. That the undersigned has not received any supplemental tax bill which is unpaid.

6. That no actions in bankruptcy have been filed by or against the corporation in any federal court or any other court of competent jurisdiction.

7. That there are no matters pending against the Affiant that could give rise to a lien that would attach to the property between the most recent effective date of the title commitment and the recording of the interest to be insured, and that the Affiant has not and will not execute any instrument that would adversely affect the title or interest to be insured.

8. That this affidavit is given for the purpose of inducing First American Title Insurance Company and/or its agent to issue its policies of title insurance which may provide coverage as to the matters listed above. The undersigned acknowledge that they have read the foregoing and fully understand the legal aspects of any misrepresentation and/or untrue statements made herein and indemnify and hold harmless FIRST AMERICAN TITLE INSURANCE COMPANY against liability occasioned by reason of reliance upon the statements made herein.

9. There are no known violations nor have we received any notices of violations to the Covenants, Conditions and Restrictions listed in the above commitment or commitment/preliminary report.

CMP Phillips
Associates, LLC,
51% interest and
MCC Phillips, LLC
49%insterest

Database: MCCPROP
Bldg Status: Active only

Page: 1
Date: 1/19/2010
Time: 04:48 PM

Rent Roll
Phillips Village Center
1/19/2010

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Vacant Suites													
020101 -10	Vacant			3,000									
020101 -12C	Vacant			1,225									
020101 -12D	Vacant			1,470									
020101 -12L	Vacant			1,200									
020101 -12N	Vacant			2,725									
020101 -12S	Vacant			6,243									
020101 -12V	Vacant			1,566									
020101 -12W	Vacant			2,210									
020101 -12Y	Vacant			1,998									
020101 -14B	Vacant			1,178									
020101 -4B4	Vacant			770									
020101 -4B6	Vacant			1,203									
020101 -4B7	Vacant			536									
020101 -4B8	Vacant			665									
020101 -6CD	Vacant			1,732									
020101 -8C	Vacant			1,000									
Occupied Suites													
020101 -12A	Sahara Cafe	10/1/2003	12/31/2014	3,500	5,775.00	19.80	826.98		583.99	RNT	1/1/2012	6,500.00	22.29
020101 -12E	H&R Block	6/1/2006	4/30/2011	1,285	3,369.97	31.47	297.55		214.41	RNT	5/1/2010	3,471.07	32.41
020101 -12F	Pro Nails and Spa	10/20/2004	10/19/2014	1,278	2,517.20	23.64	301.96		213.24	RNT	12/18/2010	2,592.72	24.34
										RNT	12/18/2011	2,670.50	25.08
										RNT	12/18/2012	2,750.61	25.83
										RNT	12/18/2013	2,833.13	26.60
020101 -12G&H	Imperial Spa	11/12/2009	11/30/2029	23,009						RNT	5/12/2011	10,545.79	5.50
										RNT	5/12/2012	21,091.58	11.00
										RNT	12/1/2014	23,728.03	12.37

Database: MCCPROP Bldg Status: Active only
Rent Roll
Phillips Village Center
1/19/2010
Page: 2
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	12/1/2019	26,694.03	13.92
										RNT	12/1/2024	30,030.78	15.66
020101 -12J	Great Harvest Market	8/1/2009	7/31/2029	30,456						RNT	8/1/2010	7,614.00	3.00
										RNT	8/1/2011	15,228.00	6.00
										RNT	8/1/2012	22,842.00	9.00
										RNT	8/1/2014	25,380.00	10.00
										RNT	8/1/2017	27,918.00	11.00
										RNT	8/1/2019	30,456.00	12.00
										RNT	8/1/2024	35,024.40	13.80
020101 -12M	Village Cleaners	11/1/2000	10/31/2010	1,625	4,740.59	35.01	383.95		271.14				
020101 -12P	Glassman Specialty Office	9/15/2005	9/14/2015	1,932	3,805.35	23.64	456.49		322.36	RNT	9/15/2010	3,919.51	24.34
										RNT	9/15/2011	4,037.09	25.08
										RNT	9/15/2012	4,158.20	25.83
										RNT	9/15/2013	4,282.95	26.60
										RNT	9/15/2014	4,411.44	27.40
020101 -12Z	Ranch Liquor	1/1/2005	12/31/2014	3,000	3,862.50	15.45	708.83		500.56	RNT	1/1/2011	3,978.38	15.91
										RNT	1/1/2012	4,097.73	16.39
										RNT	1/1/2013	4,220.66	16.88
										RNT	1/1/2014	4,347.28	17.39
020101 -14A	Blockbuster	2/1/2004	12/31/2015	3,322	6,412.43	23.16	1,061.03		554.29	RNT	2/1/2012	7,043.70	25.44
020101 -16	Conoco Phillips Company	8/1/1982	7/31/2012	1,836	5,890.75	38.50							
020101 -2	Graziano's ***	9/1/2005	10/30/2015	0			892.74						
020101 -4A1	Phillips Ranch Youth World	7/1/2004	6/30/2014	5,100	8,868.46	20.87	1,193.48		850.95	RNT	9/1/2010	9,134.51	21.49
										RNT	9/1/2011	9,408.54	22.14
										RNT	9/1/2012	9,690.80	22.80
										RNT	9/1/2013	9,981.52	23.49
020101 -4B1	New Community Church	8/1/2004	7/31/2012	3,701	4,574.44	14.83	1,120.41		617.52	RNT	8/1/2010	4,711.67	15.28
										RNT	8/1/2011	5,366.45	17.40
020101 -4B10	Deno Price and Tanya Price	1/5/2009	1/31/2021	3,092	5,101.80	19.80	908.90		501.78	RNT	2/1/2010	5,254.85	20.39
										RNT	2/1/2011	5,412.50	21.01
										RNT	2/1/2012	5,574.88	21.64
										RNT	2/1/2013	5,742.13	22.29
										RNT	2/1/2014	5,914.39	22.95
										RNT	2/1/2015	6,091.82	23.64
										RNT	2/1/2016	6,274.57	24.35
										RNT	2/1/2017	6,462.81	25.08
										RNT	2/1/2018	6,656.69	25.83
										RNT	2/1/2019	6,856.39	26.61
										RNT	2/1/2020	7,062.08	27.41
020101 -4B2	Dr. Glassman, DDS	10/1/2004	9/30/2014	2,430	4,902.68	24.21	735.63		405.45	RNT	10/1/2010	5,049.76	24.94

*** Graziano's is not a tenant. It is the occupant at 2 Village Loop Road, the adjacent parcel that is affected by the reciprocal easement agreement recorded as Instrument No. 97-702755 of Official Records.

Database: MCCPROP
Bldg Status: Active only
Page: 3
Date: 1/19/2010
Time: 04:46 PM

Rent Roll
Phillips Village Center
1/19/2010

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	10/1/2011	5,201.26	25.69
										RNT	10/1/2012	5,357.29	26.46
										RNT	10/1/2013	5,518.01	27.25
020101 -4B5	Lawrence N. Pirrone/State Farm	7/12/2006	7/31/2009	770	1,266.19	19.73	233.11		128.48				
020101 -6AB	Casa Jimenez	7/1/2004	6/30/2016	3,450	6,795.27	23.64	815.16		575.64	RNT	9/1/2010	6,999.12	24.34
										RNT	9/1/2011	7,209.09	25.08
										RNT	9/1/2012	7,425.36	25.83
										RNT	9/1/2013	7,648.12	26.60
										RNT	9/1/2014	7,877.57	27.40
										RNT	9/1/2015	8,113.90	28.22
020101 -8A	Phillips Ranch Pharmacy	7/1/2005	8/7/2015	2,172	4,153.46	22.95	513.20		362.41	RNT	2/6/2010	4,278.06	23.64
										RNT	2/6/2011	4,406.40	24.34
										RNT	2/6/2012	4,538.59	25.08
										RNT	2/6/2013	4,674.75	25.83
										RNT	2/6/2014	4,814.99	26.60
										RNT	2/6/2015	4,959.44	27.40
020101 -8B2	Angels Animal Care	8/8/1997	8/7/2007	1,170	1,280.65	13.13	315.26		204.09				
020101 -8D	AIM Mail Center #126	7/7/2006	7/6/2016	1,300	2,925.00	27.00	321.12		226.77				
020101 -8E	Super Wok / Manpo, Inc.	9/1/2004	8/31/2016	1,430	2,735.31	22.95	337.88		238.60	RNT	9/1/2010	2,817.37	23.64
										RNT	9/1/2011	2,901.89	24.35
										RNT	9/1/2012	2,998.94	25.17
										RNT	9/1/2013	3,078.61	25.83
										RNT	9/1/2014	3,170.97	26.61
										RNT	9/1/2015	3,266.10	27.41
020101 -8F	Style Cuts	11/1/2004	10/31/2010	975	1,469.38	18.08	230.37		162.68	RNT	2/1/2010	1,426.58	17.56
										RNT	5/1/2010	1,469.38	18.08
Totals:	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43								
Total Phillips Village Center:													
	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43

Database: MCCPROP
Bldg Status: Active only

Page: 4
Date: 1/19/2010
Time: 04:48 PM

Rent Roll
Phillips Village Center
1/19/2010

Bldg Id-Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Grand Total:														
		Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
		Vacant Sqft:	22.88%	16 Units	28,721									
		Total Sqft:		37 Units	125,554	80,446.43

HOLD HARMLESS "GAP" INDEMNITY

Re: Title Order No.<>

Whereas FIRST AMERICAN TITLE INSURANCE COMPANY, the "Company" has been requested to issue its owners/loan policy or policies of title insurance referenced above in the amount (s) set forth in the respective commitments in favor of <>, the Insured;

AND WHEREAS the Company is unwilling to issue said policy or policies until the closing Instrument(s) under which the insured acquires an interest in said real property is/are filed for record in the appropriate recording office(s);

AND WHEREAS the parties in the transaction have requested the Company to provide a so-called "New York Style Closing" which provides for the unconditional delivery of the closing instrument(s) between the parties and the passing of consideration therefore.

NOW THEREFORE it is agreed that in consideration of the Company issuing its policy or policies without making exception therein of matters which may arise between the most recent effective date of the title commitment (the last date upon which the search of title is effective) and the date the documents creating the interest being insured have been filed for record and which matters may constitute an encumbrance on or affect said title, the undersigned agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title (collectively, "objection(s) to title") which may arise or be filed, as the case may be, against the captioned premises during the period of time between the most recent effective date of the commitment and date of recording of all closing instruments, and to hold harmless and indemnify the Company against all expenses, costs and reasonable attorneys fees which may arise out of its failure to so remove, bond or otherwise dispose of any said objection(s) to title.

Dated this <> day of <>, 20<>.

INDEMNITOR

____________________________ CMP Phillips Associates, LLC

____________________________ <>

MCC Phillips, LLC

STATE OF CALIFORNIA }
COUNTY OF } SS
}

WITNESS my hand and official seal.

Signature____________________________.

GAP INDEM doc

EXHIBIT “N”

MANAGEMENT SERVICES AGREEMENT

This Management Services Agreement (this “Agreement”) is dated as of ___________, 2010 by and between ROIC Phillips Ranch, LLC, a Delaware limited liability company (“Owner”), and MCC Realty Management, Inc., a California corporation, (“Manager”).

1)	APPOINTMENT AND TERM:

a)
Appointment. Owner appoints Manager to perform certain services (“Management Services”) relating to the management, operation and maintenance of Phillips Ranch Shopping Center, located at 4-16 Village Loop Road, Pomona, California (the “Project”).  It is understood and agreed that Manager (and its principal, Michael McCarthy) will regularly be in attendance on-site at the Project as reasonably required to perform the Management Services.

b)
Term. Subject to the following sentence, this Agreement is for a term of one year commencing on the date hereof and ending on the first anniversary of the date hereof (the “Term”) or until the Owner sells the Project, whichever occurs first. Either party may terminate this Agreement without cause by giving thirty (30) days prior written notice of termination to the other party at any time, whereupon this Agreement shall be deemed terminated and of no further force and effect as of the termination date.

c)
Independent Contractor. Owner employs Manager as an independent contractor to provide the Management Services for the Project. Manager’s authority to act on behalf of Owner is strictly limited to those functions expressly set forth herein. Manager warrants that it has all requisite licenses and other approvals required by law to carry out its duties hereunder.  Manager shall provide Owner with copies of all requisite licenses upon request.

2)	MANAGER’S DUTIES:

a)	Management Services.

i)
Manager shall assist Owner in managing, operating and maintaining the Project in a good, proper and efficient manner as a first quality retail neighborhood shopping center.  Without limiting the foregoing, the Management Services shall include the following:

(1)
Arrange for the provision of utilities, cleaning, repair and maintenance services required to be furnished by Owner, including identifying service vendors and other contractors and suppliers and negotiating pricing and contract terms to be submitted to Owner for its approval;

(2)	Day to day administration of Project’s leases including arranging for and supervising any maintenance and repairs and any improvement work to be performed by the landlord;

(3)
Regular and consistent inspections of the Project, including, without limitation, direct observation and inspection of all repairs, decorations and alterations during the progress thereof, and final inspection of completed work;

(4)	Coordination and supervision of contracted services including maintenance and repairs, and field tenant service calls and handle tenant relations;

(5)	Accounts payable coordination, including approval of all utility, maintenance, repair, service vendor and contractor/supplier invoices and forwarding same to Owner for payment;

(6)	Assist Owner in leasing efforts and, if Owner approves in writing a particular space lease at the Project, in form and substance, then Manager may sign such lease as agent for Owner;

(7)	24/7 emergency response including providing Owner and the tenants with a telephone number to contact Manager 24/7;

(8)	Assist Owner as needed for annual asset management plans, budgets, etc., and

(9)
Manager shall submit a monthly management report and summary of activity, in form acceptable to Owner, no later than ten (10) days after the end of each month.  In addition, Manager shall furnish such reasonable information as may be reasonably requested by Owner from time to time with respect to the physical condition and operations of the Project in form reasonably acceptable to Owner.

ii)	Solicit service and other agreements as necessary to provide for maintenance, repairs and operation of the Project;

iii)
Advise Owner, to Manager’s knowledge, of compliance obligations with respect to all applicable laws, ordinances, and regulations relating to the Project and provisions of all mortgages and ground leases affecting the Project; and any reciprocal easement agreement or restrictive covenants or other recorded instruments affecting the Project;

iv)
Promptly notify Owner of any matter that Manager reasonably believes would have a material adverse effect on the Project, including but not limited to any actual or projected default by a tenant of the Project or any information indicating that a tenant plans to vacate and/or close its store;

v)	Assist Owner in placing and maintaining insurance coverage for the Project; and

vi)
After Owner’s approval of the Operating Budget (as hereinafter defined) or Capital Budget (as hereinafter defined), assist Owner in implementing the same and make arrangements to carry out the services, functions and obligations therein expressly provided for subject to Owner’s approval. Manager shall not incur any obligation or expend any sum including, without limitation, for repairs, improvements, alterations or construction unless (1) expressly consented to by Owner in writing, or (2) in the reasonable judgment of Manager such expenditure is necessary because of an imminent or actual emergency situation with regard to the Project, involving either damage to property or potential personal injury, and Manager shall promptly notify Owner following such occurrence and of the action taken with regard thereto.

b)
Budgetary Process. With regard to budgetary matters and Project expenditures, Manager agrees to, at the request of the Owner, prepare and submit to Owner for annual approval a budget for the Project for (1) day-to-day operations and maintenance (the “Operating Budget”) and (2) any necessary capital expenditures relative to the repair, maintenance, or improvement of the Project (the “Capital Budget”). All budgets shall be in the form designated by Owner from time to time and shall be prepared and submitted for approval on a schedule designated by Owner.

c)
Related Party Service. If any service provided with respect to the Project is to be provided by a party affiliated with Manager, Manager shall notify Owner thereof prior to recommending such service provider (specifying in such notice all fees and compensation, direct or indirect, payable in connection therewith) and shall submit the same to a competitive bidding process or otherwise obtain Owner’s express approval before recommending such service provider.  Manager shall identify and recommend independent contractors, accountants, attorneys, architects, engineers and other persons to perform services for the benefit of  Owner and the Project, (“Service Providers”) provided that the same shall be provided for in the Operating Budget or Capital Budget, as applicable, approved by Owner.  All contracts with Service Providers shall be executed by Owner unless Owner has given Manager express written authority to execute any contract on behalf of Owner.

3)	COMPENSATION

a)
Management Fee. For management services hereunder, Manager shall be paid a monthly fee equal to one-third (1/3) of all management fees actually received by Owner pursuant to the Project leases, which fees shall be equitably prorated for any partial month during the term (the “Management Fee”).  The applicable monthly Management Fee shall be paid to Manager within thirty (30) days following Owner’s receipt of monthly payments from the tenants in respect of management fees owing pursuant to the Project leases.

b)
Reimbursement of Expenses. To the extent Owner expressly authorized Manager in writing to pay any expense item(s) with respect to the Project or to the extent Manager incurred such expenditures pursuant to clause (2) of Section 2(a)(vi) (as applicable,

“Approved Manager Expenditures”) and Manager paid such item(s) out of its funds, Manager shall be reimbursed for such approved expenditures incurred by Manager. Owner shall reimburse Manager for Approved Manger Expenditures incurred by Manager within thirty (30) days of receipt of an invoice therefor accompanied by reasonable supporting documentation.

4)	INSURANCE AND INDEMNITY

a)
Insurance.  Manager shall require that any Service Provider performing work at the Project shall obtain and maintain insurance satisfactory to Owner and all mortgagees of the Project, against liability for injury to persons and property arising out of all such contractors’ operations and the use of owned, non-owned or equipment in the pursuit of all such operations (which liability insurance shall name Owner as an additional insured party).  Manager shall timely obtain and deliver to Owner certificates evidencing the required insurance.  Manager shall be entitled to rely upon the terms of any contract signed by Owner with a Service Provider to determine what insurance coverages such Service Provider shall maintain in satisfaction of this Section 4(a).

b)
Indemnity. Owner shall indemnify Manager against all claims, demands, or legal proceedings (including costs, expenses, and reasonable attorney’s fees incurred in connection with the defense of any such matter) that are brought against Manager arising out of the operation of the Project, except with respect to claims arising out of matters outside the scope of Manager’s authority under this Agreement, or due to Manager’s breach of this Agreement, gross negligence, or willful misconduct. Owner shall have the sole and exclusive right to conduct the defense of any such claim, demand or legal proceeding. Manager shall indemnify Owner from all claims, demands, or legal proceedings (including costs, expenses, and reasonable attorney’s fees incurred in connection with the defense of any such matter) due to the gross negligence or willful misconduct of Manager, or arising out of any action taken by Manager outside the scope of this Agreement or in breach of this Agreement.

c)
Limits of Liability.  There shall be no liability on the part of any partner, member, shareholder or employee of Owner for any obligations, liabilities, indebtedness or damages arising out of or accruing under this Agreement and the terms hereof, it being understood that Manager’s recourse shall be limited to claims, actions and suits against the Owner as an entity and the assets of Owner, without the right of contribution.

5)	DEFAULT AND REMEDIES

a)
If either party defaults in performance of any of its obligations hereunder, which default continues for a period of ten (10) days after written notice thereof (or such longer period if such default shall not be reasonably susceptible to cure within such 10-day period, provided, however, the defaulting party shall be diligently and continuously prosecuting  such cure), then the non-defaulting party, in addition to pursuing all other rights, remedies and recourses available at law, may terminate this Agreement by written notice to the other party. Enforcement of the provisions of this Section 5 shall not diminish Manager’s obligations under Section 6.  Notwithstanding anything herein to the contrary, in the event of any failure by Owner to make any payment in violation of this Agreement or to fund any budget item approved by Owner, to the extent such payment or funding is necessary for the fulfillment of an obligation of Manager hereunder, Manager shall not be deemed to be in default of such obligation as a result of such failure by Owner.

6)	DUTIES UPON TERMINATION OR EXPIRATION

a)	Manager’s Duties. Manager shall be available, without cost, for a period not less than thirty (30) days following termination or expiration to consult with Owner concerning operation of the Project.

b)
Effect of Termination or Expiration.  Upon the termination or expiration  of this Agreement in accordance with its terms and conditions, Manager shall immediately: (i) deliver to Owner all materials, equipment, tools and supplies, keys, contracts, documents, accountings, papers and records pertaining to the Project or to this Agreement; (ii) assign to Owner any contracts and agreements relating to the operation and maintenance of the Project which were made in Manager’s name as Owner shall require, provided that Owner shall agree to assume all liability hereunder first accruing after the termination of this Agreement; and (iii) furnish such information and take such action as shall be reasonably required by Owner to effectuate an orderly and systematic termination of Manager’s duties and activities hereunder.

7)	MISCELLANEOUS PROVISIONS

a)
Notices. All notices given hereunder shall be made in writing and given to the addressee at the address specified on the signature pages hereof. Notices may be given by certified mail, return receipt requested or via a national over-night delivery service which includes delivery confirmation. Notices shall be effective upon receipt at the address of the addressee with confirmed receipt.

b)
Assignment. Notwithstanding any other provision of this Agreement, Manager shall not be permitted to assign all of its right, title and interest in and to this Agreement to any other person or entity unless approved in writing in advance by Owner (in its sole discretion).

c)	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California.

d)
Entireties, Beneficiaries. This Agreement represents the entire Agreement between Owner and Manager with regard to management of the Project and all prior agreements are superseded hereby. This Agreement is for the sole benefit of Owner and Manager and no other party is benefited hereby.  This Agreement shall be binding upon and shall inure to the benefit of Owner and Manager and their respective successors and assigns subject to the restriction or assignment by Manager set forth in Subparagraph 7(b) above.

e)
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be unenforceable or invalid under applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect.

f)
Modifications. Waiver. No change, amendment or modification of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party to be charged.

g)
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall be deemed to constitute a single instrument.

h)	Time of Essence. Time is of the essence in this Agreement and every provision hereof.

i)
Subordination. Manager hereby acknowledges and agrees that any and all obligations, expenses and indebtedness owing to the Manager pursuant to this Agreement (the “Junior Liabilities”) and any and all existing liens or future rights to liens of the Manager or anyone claiming by, through or under the Manager which arise from the Junior Liabilities shall be subordinated to the indebtedness, liabilities and obligations, of any type or nature, of the Borrower to any lender(s) with respect to the Project.

MANAGER: MCC Realty Management, Inc., a California corporation ___________________________ By: Its: Address: 9595 Wilshire Boulevard, Suite 214 Beverly Hills, CA 90212 Attn: Michael D. McCarthy
OWNER:

ROIC Phillips Ranch, LLC,
a Delaware Limited Liability Company

___________________________
Name: John B. Roche
Title: CFO

Address:

3 Manhattanville Road
Purchase, New York 10577
Attn:  Richard Schoebel

EXHIBIT “O”

NON-EXCLUSIVE LEASING AGREEMENT

THIS NON-EXCLUSIVE LEASING AGREEMENT, made this ___ day of _____, 2010 between ROIC Phillips Ranch, LLC, a Delaware limited liability company, having an office c/o Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577, (hereinafter referred to as “Owner”) and MCC Realty Management, Inc., a California corporation, having an office at 9595 Wilshire Boulevard, Suite 214, Beverly Hills, California 90212 (hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, Owner is the owner of the Phillips Ranch Shopping Center, 4-16 Village Loop Drive, Pomona, California (“Property”);

WHEREAS, Owner desires to employ Agent as a non-exclusive agent with respect to the leasing of the Property on the terms and conditions hereinafter set forth; and

WHEREAS, Agent desires to be a non-exclusive agent for leasing the Property upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the sum of One and no/100 ($1.00) Dollar and other good and valuable consideration, it is mutually agreed between the parties as follows:

1. Appointment and Duties.

(a) The Owner hereby appoints Agent as a non-exclusive agent to lease the Property.  Agent acknowledges and agrees that Owner may enter into leasing or brokerage agreements with other brokers for the leasing of the Property (“Other Agents”) and no commission or other compensation shall be owing to Agent in connection with any leases procured by any other Agents.

(b) The Agent hereby accepts such appointment and agrees to use its good faith efforts to lease the Property on terms and conditions promulgated by Owner from time to time and approved by Owner.

(c) All advertising by Agent of the availability of the Property shall be approved in writing in advance by Owner and paid by Owner.  The design and location of all signs shall be subject to Owner’s approval and shall be paid by Owner.

2. Terms.

(a) Subject to the following sentence, the term (“Term”) of this Agreement shall be for a period of 1 (year) commencing on the date hereof.  Either party may terminate this Agreement without cause by giving thirty (30) days prior written notice of termination to the other party at any time, whereupon this Agreement shall be deemed terminated and of no further force and effect as of the termination date (except as otherwise expressly provided in Section 2(b) hereof).

(b) Upon the expiration of this Agreement (“Expiration), Owner shall remain liable to pay Agent any Commissions (as hereinafter defined) previously earned by Agent, as and when such Commissions shall become due and payable pursuant to the terms of this Agreement.  Within ten (10) business days following the Expiration, Agent shall deliver to Owner a list of all potential tenants who have submitted signed letters of intent to lease space in the Property (“LOIs”) for which Agent (or Agent with an approved Co-Agent pursuant to Section 4 hereof) is the sole procuring broker, each of which LOI shall include the names of the potential tenants (or their principals), the proposed space to be leased, the proposed material lease terms including, without limitation, the term of the proposed lease, the price per rentable square foot to be paid by the proposed tenant, any rent concessions, allowances and/or free or reduced rent to be given the proposed tenant, an abbreviated description of any landlord’s work to be performed, and the name of any Co-Agent (as hereinafter defined) involved in the proposed transaction.  Upon Owner’s verification of the information contained in the LOIs, Owner shall, in the event a lease is signed with the tenant listed on a particular LOI within six (6) months following the Expiration, pay to Agent all Commissions payable on account of such lease as and when such Commissions are payable in accordance with the terms of this Agreement.

The LOIs shall be conclusive upon the Agent as to those tenants for which a Commission may be due from Owner and Agent hereby waives any right to receive a Commission on account of a lease subsequently executed by Owner with a tenant not listed on any LOI, or to receive any Commission on account of any lease subsequently executed by Owner in the event Agent fails to deliver the LOIs to Owner within ten (10) business days of the Expiration.

3. Compensation.

(a) Owner agrees to pay Agent and Agent hereby agrees to accept as full and complete compensation with respect to any lease of space in the Property during the Term a commission calculated in accordance with the commission rates set forth in Exhibit “A” annexed hereto and made a part hereof and shall be payable as set forth on Exhibit A hereto.

(b) Any Commission due to Agent shall be payable upon the terms set forth in Exhibit “A” hereto.

(c) Notwithstanding anything to the contrary herein contained, no Commission shall be due or owing to Agent in the event that the commencement date does not occur due to a default of the tenant thereunder or a failure by such tenant to meet any conditions contained in the applicable lease.

4. Co-Agents.

Agent may engage other real estate brokers or salespersons (“Co-Agents”) in connection with the leasing of space in the Property.  No Co-Agent shall be used, employed or otherwise retained unless such Co-Agent is reasonably approved by Owner and such Co-Agent first executes a brokerage letter agreement reasonably satisfactory to Owner (the “Co-Agent

Letter Agreement”), whereby such Co-Agent shall agree that Agent shall be solely responsible for any and all payments to such Co-Agent.  Provided that Green Light Consulting Group Inc. shall deliver to Owner a Co-Agent Letter Agreement, Owner shall approve Green Light Consulting Group Inc. as a Co-Agent.  In all events, Agent shall be solely responsible for any and all payments to any Co-Agent, except, that, in the event Owner has failed to timely pay to Agent any commission sums due from Owner to Agent under this Agreement, Co-Agent may make a claim against Owner for an amount not exceeding such commission.

5. Execution of Leases.

All proposed leases to be executed in connection with the Property shall be prepared by Owner’s counsel and shall be executed by Owner.  Owner may reject any prospective tenant and refuse to execute any proposed lease and, in such event, no Commission shall be payable to Agent in connection with such proposed lease.

6. Assignment.

Agent shall not assign this Agreement without the prior written consent of the Owner, which consent may be granted or withheld in Owner’s sole discretion.  Any such assignment without Owner's prior written consent shall be void.

7. Indemnity.

Agent hereby agrees to indemnify and hold Owner harmless from and against any loss, damage, claim, suit, liability or expense (including, without limitation, attorneys’ fees and disbursements) incurred by Owner relating to or arising out of (i) the acts or omissions of Agent or its agents or employees and/or (ii) any claim for a commission or other compensation by any Co-Agent or any other person or party with whom Agent has dealt in connection with the Property, provided, that, in any such case, Owner has timely paid to Agent any sums due Agent under this Agreement.  The foregoing shall not diminish the Agent’s indemnification of Owner hereunder as to any claim for compensation by a Co-Agent or any other person or party against Owner in an amount in excess of the applicable commission amount otherwise due Agent from Owner pursuant to this Agreement.

8. Notices.

Any written notices, approvals or consents (collectively, “Notices”) to be given by Owner or Agent hereunder shall be deemed to be sufficiently given if in writing and sent by; United States certified or registered mail, return receipt requested, facsimile transmission to the telephone number provided below (with a duplicate copy sent by reputable overnight courier service with next business day delivery specified) or reputable overnight courier service with next business day delivery specified, addressed to the party to whom the notice is directed at the addresses set forth below, or to such alternative address or facsimile telephone numbers as may from time to time be designated by notice given in the manner provided for in this Paragraph 8.

If to Owner:	ROIC Phillips Ranch, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road

Purchase, NY 10677
Facsimile No.: (914) 272-8088
Attn: John Roche

If to Agent:	MCC Realty Management Inc.
9595 Wilshire Boulevard, Suite 214
Beverly Hills, CA 90212
Facsimile No.: (310) 228-3059
Attn: Michael McCarthy

Notices shall be deemed received three (3) days after mailing if mailed as. provided herein, on the day of facsimile transmission if sent by facsimile or on the next business day if sent by overnight courier.

9. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10. Representation of Agent.

Agent represents that it is a duly license real estate broker in good standing under the laws of the State of California.  Owner hereby acknowledges that an affiliate of Owner is a member of Owner.

11. Entire Agreement.

This Agreement contains the entire understanding of the parties with respect to the terms hereof and all prior oral or written understandings and agreements between the parties with respect are merged into this Agreement and are superseded hereby.  This Agreement may not be changed or modified orally, but only by written instrument signed by duly authorized individuals on behalf of the parties hereto.

12. Binding Effect.

Subject to Paragraph 6 above, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first set forth above.

OWNER

ROIC PHILLIPS RANCH, LLC,
a Delaware limited liability company

By: ____________________________
       Name: _______________________
       Title: ________________________

AGENT

MCC REALTY MANAGEMENT, INC.
a California corporation

By: ____________________________
       Name: _______________________
       Title: ________________________

EXHIBIT “A”

COMMISSION RATES

On the base rent for all or any fraction of:

THE 1ST THROUGH 5TH YEARS*, INCLUSIVE, OF THE INITIAL TERM OF THE LEASE.	6.0%
THE 6TH THROUGH 10TH YEARS*, INCLUSIVE OF THE INITIAL TERM OF A LEASE.	3.0%

*For purposes of calculating the Commission solely with respect to any lease for which Green Light Consulting Group Inc. shall be a Co-Agent (but not for any other lease, and not with respect to the GH Commission or Imperial Commission), the first lease year shall be determined as having commenced upon the date on which full base rent is first required to be paid, without regard to any prior free rent (or partially free rent) period, provided, that (i) Green Light Consulting Group Inc. shall have been approved by Owner as a Co-Agent pursuant to Section 4 hereof, and (ii) such lease shall provide for at least five (5) years of rent to be paid by the applicable tenant following any such free rent period.

Commissions shall be payable in two (2) installments as follows:

1. Fifty (50%) percent of the Commission shall be due and payable upon full execution and deliver of the lease, occupancy and unconditional acceptance of the leased premises by the tenant, payment of the first month’s rent and any security deposit owing under the lease and satisfaction of all contingencies to the effectiveness of the lease; and

2. Fifty (50%) percent upon the rent commencement date under the lease and payment of the monthly installment of rent owing following the rent commencement date.

Notwithstanding the foregoing (or anything to the contrary in this Non-Exclusive Leasing Agreement), with respect to that certain Lease, dated July 31, 2009, with Manisa, Inc. as tenant (as such Lease may have been amended), doing business at the Property as Great Harvest Market, Owner shall pay a Commission to Agent with respect to such Great Harvest Market Lease, in the amount of $5.00 per rentable square foot (the “GH Commission”) of such Great Harvest Market premises, as such premises may be fully measured pursuant to such lease, which GH Commission shall be paid in the following two (2) installments:

(a) Fifty (50%) percent of the GH Commission shall be due and payable upon full execution and deliver of the Great Harvest Market lease, occupancy and unconditional acceptance of the leased premises by the tenant, and satisfaction of all contingencies to the effectiveness of the lease; and

(b) Fifty (50%) percent upon the rent commencement date under the Great Harvest Market lease and payment of the monthly installment of rent owing following the rent commencement date.

In addition, notwithstanding the foregoing (or anything to the contrary in this Non-Exclusive Leasing Agreement), with respect to that certain Lease, dated November 11, 2009, with Howard Kea and Alex Kim, as tenant (as such Lease may have been amended), doing business at the Property as Imperial Spa, Owner shall pay a Commission to Agent with respect to such Lease, in the amount of $5.00 per rentable square foot (the “Imperial Commission”) of such Imperial Spa premises, as such Imperial Spa premises may be fully measured pursuant to such Lease, which Imperial Commission shall be paid in the following two (2) installments:

(a) Fifty (50%) percent of the Imperial Commission shall be due and payable upon full execution and deliver of the Imperial Spa lease, occupancy and unconditional acceptance of the leased premises by the tenant, such tenant having received all approvals and permits necessary for such tenant to open and operate at the Premises, and payment of the first month’s rent and any security deposit owing under the lease and satisfaction of all contingencies to the effectiveness of the lease; and

(b) Fifty (50%) percent upon the rent commencement date under the Imperial Spa lease and payment of the monthly installment of rent owing following the rent commencement date.

With respect to the GH Commission and the Imperial Commision, to the extent the applicable premises shall be remeasured pursuant to the applicable lease following the payment of the first 50% of the applicable commission, then the balance of the commission due shall be adjusted based on such remeasurement (if applicable), as follows: (1) to the extent such remeasurement shows an increase to the applicable premises from that used to determine the initial 50% commission payment, the balance of such commission shall be increased by an amount equal to the excess of $2.50 per remeasured square foot of such premises over the initial 50% commission payment made and (2) to the extent such remeasurement shows an decrease to the applicable premises from that used to determine the initial 50% commission payment, the balance of such commission shall be decreased by an amount equal to the excess of the amount of the initial 50% commission payment over $2.50 per remeasured square foot of such premises.

For purposes of calculating any Commission, all additional rent payments such as real estate taxes, common area charges, insurance and promotional charges shall not be included.  If a lease provides for “free” or “abated” base rent for any portion of the initial term, the Commission shall be calculated only on the actual rental payments which the tenant is obligated to pay and shall exclude the amount of any “free” or abated base rent in the calculating the Commission.

Where the lease contains a right of cancellation, the Commission shall be paid for the period up to the date on which said lease might be cancelled, but the landlord shall pay the balance of the commission on any further period of the lease after the cancellation right expires.

EXHIBIT “P”

FORM OF OPERATING AGREEMENT

LIMITED LIABILITY COMPANY AGREEMENT

OF

ROIC PHILLIPS RANCH, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

EXECUTED ON FEBRUARY 2, 2010

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED (A) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT, OR (2) EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

TABLE OF CONTENTS

PAGE

ARTICLE I	DEFINITIONS	1
SECTION 1.1.	DEFINITIONS 1
ARTICLE II	ORGANIZATION AND PURPOSE	10
SECTION 2.1.	FORMATION 10
SECTION 2.2.	NAME 10
SECTION 2.3.	PLACES OF BUSINESS 10
SECTION 2.4.	REGISTERED OFFICE AND AGENT 10
SECTION 2.5.	TERM 10
SECTION 2.6.	PURPOSE; SCOPE OF BUSINESS 10
SECTION 2.7.	MEMBER INFORMATION 11
SECTION 2.8.	OWNERSHIP AND WAIVER OF PARTITION 11
SECTION 2.9.	REIT MATTERS 11
ARTICLE III	MEMBERS	11
SECTION 3.1.	MEMBERS 11
SECTION 3.2.	ADMISSION OF NEW MEMBERS 11
SECTION 3.3.	REGARDING THE MM MEMBER GROUP 12
SECTION 3.4.	OTHER BUSINESS ACTIVITIES OF THE MEMBERS AND MANAGING MEMBER 13
ARTICLE IV	CAPITAL ACCOUNTS; ALLOCATIONS	13
SECTION 4.1.	CAPITAL ACCOUNTS 13
SECTION 4.2.	ALLOCATIONS 13
SECTION 4.3.	QUALIFIED INCOME OFFSET 15
SECTION 4.4.	NONRECOURSE DEDUCTIONS 15
SECTION 4.5.	COMPANY MINIMUM GAIN CHARGEBACK 15
SECTION 4.6.	MEMBER NONRECOURSE DEBT 15
SECTION 4.7.	COMPLIANCE WITH CODE SECTION 704(B) 16
SECTION 4.8.	OTHER ALLOCATION PROVISIONS 16
SECTION 4.9.	NO DEFICIT RESTORATION BY MEMBERS 16
SECTION 4.10.	TAXATION AS A PARTNERSHIP 16
SECTION 4.11.	PROFITS INTEREST 16

i

ARTICLE V	PERCENTAGE INTERESTS; CAPITAL CONTRIBUTIONS; DISTRIBUTIONS; LOANS; GUARANTEED PAYMENTS	17
SECTION 5.1.	PERCENTAGE INTERESTS 17
SECTION 5.2.	CAPITAL CONTRIBUTIONS 17
SECTION 5.3.	FURTHER CAPITAL CONTRIBUTIONS 17
SECTION 5.4.	DISTRIBUTIONS 17
SECTION 5.5.	CLASS B DISTRIBUTIONS 17
SECTION 5.6.	RESIGNATIONS; WITHDRAWALS OF CAPITAL 18
SECTION 5.7.	LOAN 18
SECTION 5.8.	IN-KIND DISTRIBUTIONS 18
SECTION 5.9.	LIMITATIONS ON DISTRIBUTIONS 19
SECTION 5.10.	WITHHOLDING 19
SECTION 5.11.	INTEREST 19
SECTION 5.12.	GUARANTEED PAYMENTS 19
SECTION 5.13.	SET OFF OF MM MEMBER GROUP DISTRIBUTIONS 19
ARTICLE VI	MANAGEMENT	20
SECTION 6.1.	MANAGEMENT BY THE MANAGING MEMBER 20
SECTION 6.2.	AUTHORIZED PERSONS 20
SECTION 6.3.	OFFICERS 20
ARTICLE VII	TRANSFER RIGHTS OF MEMBERS; PUT/CALL PROVISIONS; PROPERTY SALE	21
SECTION 7.1.	TRANSFER RESTRICTIONS 21
SECTION 7.2.	PUT/CALL OPTION 21
SECTION 7.3.	RELEVANT PROPERTY SALE 22
ARTICLE VIII	LIMITATION OF LIABILITY; INDEMNIFICATION; EXPENSE REIMBURSEMENT	22
SECTION 8.1.	EXCULPATION; INDEMNIFICATION 22
SECTION 8.2.	EXPENSE REIMBURSEMENTS 23
ARTICLE IX	COMPANY BOOKS AND RECORDS; CERTAIN TAX MATTERS; APPROVED BUDGET	24
SECTION 9.1.	BOOKS, RECORDS, ETC 24
SECTION 9.2.	BANK ACCOUNTS 124

ii

SECTION 9.3.	TAX ELECTIONS 24
SECTION 9.4.	TAX MATTERS MEMBER 24
SECTION 9.5.	TAX INFORMATION 24
SECTION 9.6.	APPROVED BUDGETS 25
ARTICLE X	DISSOLUTION AND TERMINATION	25
SECTION 10.1.	DISSOLUTION 25
SECTION 10.2.	WINDING UP, LIQUIDATION AND DISTRIBUTION OF ASSETS 25
SECTION 10.3.	CERTIFICATE OF CANCELLATION 26
ARTICLE XI	MISCELLANEOUS	26
SECTION 11.1.	SPECIFIC PERFORMANCE; OTHER RIGHTS 26
SECTION 11.2.	NOTICES 26
SECTION 11.3.	CONSTRUCTION; ENTIRE AGREEMENT2 6
SECTION 11.4.	NO WAIVER; NO ASSIGNMENT; ETC. 27
SECTION 11.5.	AMENDMENTS 27
SECTION 11.6.	SEVERABILITY 27
SECTION 11.7.	COUNTERPARTS 27
SECTION 11.8.	APPLICABLE LAW; JURISDICTION 28
SECTION 11.9.	WAIVER OF JURY TRIAL 28
SECTION 11.10.	NO RIGHTS OF THIRD PARTIES 28
SECTION 11.11.	FURTHER ASSURANCES 28
SECTION 11.12.	SURVIVAL 28
SECTION 11.13.	NO BROKER 28
SECTION 11.14.	SERVICES TO MEMBERS 29
SECTION 11.15.	CURRENCY 29
SECTION 11.16.	ATTORNEYS’ FEES 29
SECTION 11.17.	REPRESENTATION; WAIVER AND INDEMNIFICATION 29

iii

ROIC PHILLIPS RANCH, LLC
LIMITED LIABILITY COMPANY AGREEMENT

This LIMITED LIABILITY COMPANY AGREEMENT of ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (the “Company”), is made and entered into to be effective for all purposes as of  February 2, 2010, by and among the Company, those persons whose signatures appear below as Members (as such capitalized term and other capitalized terms used herein are defined in Article I), and, solely for the purposes of Section 3.3, McCarthy.  The Company, the Members, and solely for the purposes of Section 3.3, McCarthy hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Date” shall mean the date on which the Company acquires the Property.

“Act” shall mean shall mean the Delaware Limited Liability Company Act, 6 Del. C. §18-101 et seq., as amended, and any successor to such statute.

“Affiliate” shall mean, when used with reference to a specified Person, (i) any Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person; (ii) any Person who, from time to time, is a spouse or immediate relative of a specified Person; (iii) any Person who, from time to time, is an officer, director, general partner, Managing Member or other similar fiduciary or authorized person of a specified Person; or (iv) any Person who, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities or other ownership interests of the specified Person, or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities or other ownership interests.

“Agreement” shall mean this Limited Liability Company Agreement as originally executed and as amended, supplemented or restated from time to time.

“Associated Group” shall mean, as to any individual, any one or more of the following Persons: (i) the spouse or lineal descendants (but not minor children) of such individual, (ii) any trust created solely for the benefit of such individual, the spouse or lineal descendants of such individual, or such individual’s estate, and (iii) any corporation or partnership in which such individual, the spouse and/or lineal descendants of such individual, are the direct and beneficial owners of all of the equity interests (provided such individual, spouse and lineal descendants agree in writing to remain the direct and beneficial owners of all such equity interests).

“Bad Conduct” shall mean, with respect to any Person, an act or omission by such Person that constitutes fraud, bad faith, gross negligence, willful misconduct or criminal conduct (unless there was no reasonable cause to believe the criminal action taken or omitted was unlawful).

“Business Day” shall mean each day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

“Certificate of Formation” shall mean the Certificate of Formation of the Company as filed with the Secretary of State of Delaware pursuant to the Act and as may be amended from time to time.

“Claim” shall mean any claim of any kind or description, including demands, controversies, causes of action, complaints, disputes, disagreements, charges, grievances, or rights of action or other similar rights.  “Claim” also includes any acts, omissions, circumstances or incidents which would give rise to any of the foregoing.

“Class A Company Interest” shall mean a Company Interest designated as a Class A Company Interest pursuant to this Agreement.

“Class A Member” shall mean a Member who holds a Class A Company Interest.

“Class A Percentage” shall mean, with respect to a Class A Member, the fraction expressed as a percentage the numerator of which is the aggregate Capital Contributions of such Class A Member and the denominator of which is the aggregate Capital Contributions of all Class A Members.

“Class B Company Interest” shall mean a Company Interest designated as a Class B Company Interest pursuant to this Agreement.

“Class B Member” shall mean a Member who holds a Class B Company Interest.

“Code” shall mean the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).

“Company Assets” shall mean the assets and property, whether tangible or intangible and whether real, personal, or mixed, at any time owned by or held, directly or indirectly, for the benefit of the Company.

“Company Expenses” shall mean the reasonable, out-of-pocket third party costs of organizing and operating the Company.

“Company Interest” shall mean, as to each Member, all of the interest of that Member in the Company including, without limitation, such Member’s (i) right to a distributive share of Net Available Cash, depreciation, depletion, amortization, gain and loss, (ii) right to a distributive share of Company Assets, (iii) rights, if any, to participate in the management of the Company and (iv) obligations to comply with all the terms and provisions of this Agreement and of the Act.

“Company Year” shall mean the taxable year of the Company for federal income tax purposes.

“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Depreciation” shall mean, for each fiscal year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such

2

fiscal year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such fiscal year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such fiscal year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such fiscal year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

“Duty Breach” shall mean, as to any Member, a material breach of a material obligation of such Member under this Agreement, as determined in good faith by the Managing Member, which breach (a) has a material adverse effect on the business, financial condition or prospects of the Company, taken as a whole, and (b) remains uncured for ten Business Days after receipt by such Member from the Company of a notice of such material breach, provided, that in the case of this clause (b), if such breach is curable on a reasonably commercial basis within 60 calendar days but not ten Business Days, then a Duty Breach shall not be deemed to have occurred if the breaching Member diligently commences such cure during such ten Business Day period and thereafter continuously, diligently and expeditiously implements such curing to completion prior to the expiration of such 60 calendar day period.

“Encumbrance” means with respect to any asset (including, any security), any security interest, lien, encumbrance, pledge, mortgage, claim, conditional or installment sales contract, title retention contract, community property or other spousal partner interest, or other burden of any nature whatsoever attached to and materially adversely affecting such assets.

“Equity Exchange Offer” means an offer from the ROI Member to the MM Member Group to exchange all, but not less than all the MM Company Interests for equity interests in the ROI Member having a value, as determined in the sole and absolute discretion of the ROI Member, equal to the Put/Call Purchase Price; provided, that such offer may be subject to such other terms and conditions as may be determined in the sole and absolute discretion of the ROI Member, including, without limitation, a condition that each person or entity comprising a part of the MM Member Group execute and deliver to the ROI Member a joinder agreement, whereby, to the extent applicable, each such person or entity becomes bound to the provisions of the limited liability company agreement, operating agreement, partnership agreement or other constituent document(s) of the ROI Member.

“Excluded Income” shall mean, in respect of any period, any and all income received by the Company from any tenant associated with the Property for which any unpaid Rent Deficiency (as defined in the Purchase Agreement) exists during such period.

“Exit Event” means any of the following events or circumstances: (i) the death or permanent disability of McCarthy; or (ii) any act or omission by the MM Member, any Affiliates of the MM Member or any of their respective Representatives that (A) relates to, involves or otherwise affects the Company, the Property or any employee, other Member, tenant or service provider of or to the Company or the Property and (B) constitutes Bad Conduct or a Duty Breach.

“Great Harvest Note” shall mean the promissory note dated July 16, 2009 in the original principal amount of $1,200,000 made by Manisa, Inc., Jay J. Suh and Yahg Suk Ha in favor of MCC Phillips, LLC and CMP Phillips Associates, LLC.  “Great Harvest Note” shall also mean the stock of any corporation to which the Company transfers the Great Harvest Note.

“Gross Asset Value” shall mean with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

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(i)           The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset as determined by the contributing Member and the Company;

(ii)           The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Manager as of the following times:  (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company (which the parties agree includes, without limitation, any distribution to the Class B Member pursuant to Section 5.5, in which case the adjustment shall be made immediately prior to such distribution); and (C) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Managing Member reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company (which adjustment shall be deemed necessary in the case of any distribution to the Class B Member pursuant to Section 5.5).

(iii)           The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (without taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Managing Member and as determined in accordance with Section 5.5(e); and

(iv)           The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) and subparagraph (vii) of the definition of “Profits” and “Losses”; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

“Gross Income from Operations” shall mean, for any period, all rental income from the Property actually received by the Company during such period (except that any prepaid rent received shall only be included in Gross Income from Operations during the period to which such prepayment relates), including, but not limited to, base rent and additional rent in respect of property taxes, insurance and common area maintenance costs but excluding the following: non-recurring items of income, rental income from month-to-month tenants or licensees (unless such tenants or licensees have been in occupancy for at least one (1) year) or tenants or licensees that are included in any bankruptcy action (unless such tenants or licensees have affirmed their lease or license agreement), sales, use and occupancy or other taxes on receipts required to be accounted for by the Company to any governmental authority, uncollectible accounts, sales of furniture, fixtures and equipment, insurance proceeds and condemnation proceeds, payments received in respect of the Great Harvest Note and any interest income received by the Company.  Anything in this definition to the contrary notwithstanding, Gross Income from Operations shall exclude Excluded Income.

“Guaranteed Payments” shall mean the payments to be made pursuant to Section 5.12.

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“Interim Section 7.3 Distribution Amount” means the undisputed portion of the Section 7.3 Payment adjusted downward, as determined in the sole and absolute discretion of the Managing Member, to take into account (i) any portion of the purchase price not received in cash by the Company at the closing of the Relevant Property Sale and (ii) reasonable reserves for Company Expenses, including, without limitation, any transaction fees and expenses incurred in connection with the Relevant Property Sale, debt payments and contingencies, including, without limitation, contingencies for any indemnification obligation or other post-closing obligation associated with or related to the Relevant Property Sale.

“Losses” shall means any losses, liabilities, damages, and costs and expenses (including reasonable attorneys’ fees and expenses and  litigation costs and expenses).

“McCarthy” means Michael McCarthy.

“Member” shall mean any Person admitted as a member of the Company pursuant to the provisions of this Agreement for the period for which such Person shall remain a Member.  Schedule A shall be revised from time to time by the Managing Member to reflect the admission or permitted withdrawal of Members and/or the Transfer of Company Interests by Members pursuant to the provisions of this Agreement.

“MM Member” means MCC Realty III, LLC.

“MM Member Group” means the MM Member together with each Person to whom any Company Interest held the by MM Member on the date hereof is Transferred, whether by operation of law or otherwise, including, without limitation, any such Person to whom such Company Interests is Transferred by a Person other than the MM Member.

“Net Available Cash” means (i) the cash held by the Company as of any determination date, whether from Company operations, sales or other dispositions or refinancings of Company Assets, including but not limited to,  rents and other operating revenues, dividends and interest, proceeds from the sale or other disposition and insurance and condemnation proceeds relating to the Property less (ii) the portion of such cash used to pay or establish reserves for all reasonably projected Company Expenses, debt payments, capital improvements, replacements, and contingencies.  “Net Available Cash” shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves previously established.

“NOI” shall mean, for any period, the amount determined by the ROI Member obtained by subtracting Operating Expenses for such period from Gross Income from Operations for such period.

“Operating Expenses” shall mean, for any period, the total of any and all costs and expenses that relate to the operation, maintenance and/or management of the Property that are incurred on a regular monthly or other periodic basis (appropriately prorated on a monthly basis over the applicable period for any expenditures such as real estate taxes and assessments and insurance premiums that, although actually incurred in a particular period, also relate to other periods), other than any of the foregoing that constitute a Project Costs described in clauses (a) through (f), inclusive of the definition of Project Costs.  By way of illustration and not limitation, Operating Expenses shall include, without limitation, costs and expenses of utilities, ordinary repairs and maintenance, insurance, license fees, real estate taxes and assessments, personal property taxes, advertising and marketing expenses, management fees (which for the purposes of this Agreement shall be, and shall be deemed to be, four percent (4%) of Gross Income from Operations), service contracts, equipment or other property lease (other than real property leases) or installment payments and other similar costs.  Anything in this definition to the contrary notwithstanding, Operating

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Expenses shall exclude (i) the first $60,000 of advertising and marketing expenses incurred during the period commencing on the date hereof and ending on the 18-month anniversary of the date hereof, (ii) depreciation, income taxes, debt service (including amortization, if any), and capital expenditures, (iii) payroll and related taxes and (iv) any item of expense which would otherwise be considered an Operating Expense pursuant to this definition but is paid directly by any tenant or licensee of the Property and not included in Gross Income from Operations.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Preferred Return” shall mean, with respect to a Class A Member, an amount determined by multiplying (i) the weighted average daily balance of the Capital Contributions for such Class A Member with respect to its Class A Company Interest (based on a 360-day year and 30-day month) by (ii) 12%, compounded annually.

“Proceeding” means any legal, administrative or other action, suit, arbitration, mediation, or other proceeding of any kind or nature.

“Profits” and “Losses” shall mean, for each fiscal year of the Company, the Company’s taxable income or loss determined in accordance with Code Section 703(a), with the following adjustments:

(i)           all items of income, gain, loss, deduction, or credit required to be stated separately under Code Section 703(a)(1) shall be included in computing taxable income or loss; and

(ii)           any tax exempt income of the Company, not otherwise taken into account in computing Profits or Losses, shall be included in computing taxable income or loss; and

(iii)           any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as such under Treasury Regulation Section 1.704 1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses, shall be subtracted from taxable income or loss; and

(iv)           in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(v)           gain or loss resulting from any taxable disposition of Company property shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding the fact that the adjusted book value differs from the adjusted basis of the property for federal income tax purposes; and

(vi)           in lieu of the depreciation, amortization, or cost recovery deductions allowable in computing taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year computed in accordance with the definition of Depreciation; and

(vii)           to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if

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the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(viii)           notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 4.3 through Section 4.6 of the Agreement shall not be taken into account in computing Profits or Losses.

“Project Costs” as of any applicable date shall mean the sum of (a) the Company’s purchase price for the Property ($7,390,000), (b) the original principal amount of the Great Harvest Note ($1,200,000) or such greater amount if the REIT Investor, the ROI Member,  the Company or any of their respective Affiliates (collectively, the “ROI Group”) lends additional funds to the maker of the Great Harvest Note, (c) all costs paid or incurred by the ROI Group in connection with the acquisition and closing of the purchase of the Property and related transactions (including, without limitation, due diligence costs, title costs and related attorneys’ fees and expenses), (d) all hard costs (including, without limitation, interior and exterior improvements) and soft costs (including, without limitation, property related legal, accounting, up to $60,000 of advertising and marketing costs for the period commencing on the date hereof and ending on the 18-month anniversary of the date hereof, architectural and engineering costs and permit fees but excluding income taxes, debt service (including amortization, if any), loan fees and non-Property related legal and accounting expenses) paid by the ROI Group in connection with the Property between the acquisition date of the Property and the applicable date for calculating the Profits Interests Amount, (e) all (if any) Profits Interests Amount(s) calculated pursuant to Section 4.2(d) as of the dates prior to the subject applicable date (without reduction for any distributions made to the Class B Member in respect of its Class B Company Interest), (f) the aggregate amount of all (i) Guaranteed Payments, (ii) capital investments made in connection with the Property, (iii) lease commissions and (iv) tenant improvement or allowance costs, and (g) any other cost or expense related to the Property, other than any (i) any Operating Expense or (ii) any cost or expense described in the last sentence of the definition of Operating Expenses and not duplicative with any Project Costs described in the immediately preceding clauses (a) through (f), inclusive.  Project Costs shall be reduced by the following amounts to the extent they are received by the Company: (i) principal payments of the Great Harvest Note, (ii) net proceeds derived from the sale of any Company Assets, and (iii) subject to Section 5.5(e), the outstanding principal balance of the Great Harvest Note to the extent the same is distributed to the Class B Member in respect of any Profits Interests Amount owing to the Class B Member.

“Property” shall mean the Phillips Ranch Shopping Center located at 4-16 Loop Drive, Pomona, California together with the approximately 13.5 acres of land on which such shopping center is situated.

“Property Sale” shall mean the sale of the Property to a third party. For the avoidance of doubt a Property Sale is not the sale of the equity interests in the Company to a third party.

“Put/Call Closing” shall mean the closing of the purchase and sale of the MM Company Interests pursuant to a Put/Call Exercise.

“Put/Call Notice” shall mean a written notice from the ROI Member or the MM Member, on behalf of himself and the other Persons constituting a part of the MM Member Group, as the case may be (in such capacity, the “initiator”), delivered to the other (in such capacity, the “recipient”) during the Put/Call Option Period which notice contains the following statements binding on the initiator and enforceable by the recipient: (i) a statement to the effect that, by such notice, it has irrevocably and, except as set forth in this Agreement, unconditionally exercised the Put/Call Option, (ii) the Business Day during which the initiator elects to be the Put/Call Closing Date which Business Day shall be 60 to 90 days after recipient receives such notice, and (iii) if the ROI Member is the initiator and elects to make an Equity Exchange Offer, the terms and conditions of such Equity Exchange Offer.

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“Put/Call Option” shall mean, subject to the terms and conditions of this Agreement, (i) the right of the MM Member, on behalf of himself and the other Persons constituting a part of the MM Member Group, to Transfer to the Option Purchaser at the Put/Call Closing all, but not less than all, the MM Company Interests of the entire MM Member Group at the Put/Call Purchase Price, free and clear of all Encumbrances, and the corresponding obligation of the Option Purchaser, at the Put/Call Closing, to purchase such MM Company Interests from the MM Member Group at the Put/Call Purchase Price free and clear of all Encumbrances, and (ii) the right of the Option Purchaser to purchase from the MM Member Group, at the Put/Call Closing, all, but not less than all, the MM Company Interests of the entire MM Member Group at the Put/Call Purchase Price, free and clear of all Encumbrances, and the corresponding obligation of the MM Member Group, at the Put/Call Closing, to Transfer such MM Company Interests to the Option Purchaser at the Put/Call Purchase Price, free and clear of all Encumbrances.

“Put/Call Option Period” shall mean the period commencing July 1, 2013 and ending December 31, 2013; provided, that if an Exit Event occurs prior to July 1, 2013, then the Put/Call Option Period shall mean the period commencing on the date on which the first Exit Event first occurs and ending on December 31, 2013.

“Put/Call Purchase Price” shall mean (i) an amount equal to the positive Capital Account balance of the MM Member Group at June 30, 2013 to the extent attributable to its Class A Member interest, plus (ii) an amount equal to the cumulative Profits Interests Amount(s) of the Class B Member through and including June 30, 2013, minus (iii) the aggregate amount of all distributions made to the MM Member Group in respect of the Class B Company Interest, if any; provided, that if an Exit Event occurs prior to July 1, 2013, then, for the purposes of this definition of “Put/Call Purchase Price” references to June 30, 2013 shall be replaced with a date that corresponds to the last day of the calendar quarter during which such Exit Event occurs.

“Qualified Arbitrator” shall mean an individual, who shall be an independent, certified public accountant, an investment banker, a licensed MAl appraiser or another comparable financial services professional providing advisory services in the real estate industry, with at least ten years experience in valuing shopping center development projects. Such individual shall be provided by JAMS and chosen by the MM Member and the ROI Member in accordance with the rules of JAMS for choosing such an arbitrator, provided that if JAMS shall not have such an individual with such qualifications to provide as an arbitrator, then the MM Member and the ROI Member shall instead agree upon such an individual with such qualifications to serve as arbitrator pursuant to the same rules for choosing such individual as would have applied if JAMS did have such an individual to provide.  For the purposes of this definition, the word “independent,” as applied to the Qualified Arbitrator, means, such individual shall not have been associated with or performed any services for the ROI Member, the MM Member, McCarthy, any senior executive officer of the ROI Member or any controlled Affiliates of such Persons for the past ten years.

“Representative” shall mean, with respect to any Person at any time, any current or former equityholder (including, any member, partner, shareholder or other beneficial owner of such Person), manager, director, trustee, officer, fiduciary, employee, agent or authorized representative of such Person at such time.

“REIT” means a real estate investment trust under Code Sections 856 et. seq.

“REIT Investor” shall mean Retail Opportunity Investments Corp., a Delaware corporation, which is a direct or indirect investor in the ROI Member.

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“ROI Member” shall mean Retail Opportunity Investments Partnership, LP. or any transferee of all the Company Interests held by such Person.

“Tax Matters Member” shall have the meaning set forth in Code §6231(a)(7) for “tax matters partner” and described in Section 9.4.

“Transferee” shall mean a Person to whom a Member Transfers Company Interests pursuant to this Agreement.

The following capitalized terms are defined in the Section of this Agreement set forth opposite such term:

DEFINED TERM	SECTION CROSS REFERENCE

Agreed to Court	11.8
Approved Budget	9.6
Authorized Person	6.2
Capital Account	4.1
Capital Contribution	5.2
Cash Consideration	7.2(b)
Company	First paragraph
Company Group	3.3(c)
Company Minimum Gain	4.5
Company Service Provider	11.14
Covered Person	8.1(a)
Disallowed Set-Off Amount	5.13
First 12-Month Period	5.12
GHN Distribution	5.5(e)
JAMS	7.3
Managing Member	6.1
Member Information	2.7
Member Nonrecourse Debt	4.6
Member Nonrecourse Debt Minimum Gain	4.6
Monthly Payment	5.12
MM Company Interests	7.2(a)
MM Services	3.3(a)
Nonrecourse Deductions	4.4
Officers	6.3
Option Purchaser	7.2(a)
Percentage Interest	5.1
Principal Line of Business	2.6
Procedural Claim	11.8
Profits Interests Amount	4.2(d)
Purchase Agreement	5.13
Put/Call Closing Date	7.2(b)
Put/Call Document	7.2(b)
Responsible Party	6.1(b)
Relevant Property Sale	7.3

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Safe Harbor	4.11(b)
Safe Harbor Election	4.11(c)
Safe Harbor Regulation	4.11(d)
Section 7.3 Payment	7.3
Sills Cummis	11.17
Term	2.5
Transfer, Transfers and Transferred, etc.	7.1

ARTICLE II
ORGANIZATION AND PURPOSE

Section 2.1. Formation.  The Company was formed as a Delaware limited liability company pursuant to the Act on January 4, 2010 by the filing of the Certificate of Formation for the Company with the Secretary of State of the State of Delaware, and the Members hereby adopt and ratify the Certificate of Formation and all acts taken in connection therewith.

Section 2.2. Name.  The name of the Company is “ROIC Phillips Ranch, LLC”.  The Company business may be conducted under any other name or names approved by the Managing Member.

Section 2.3. Places of Business.  The Company may locate its place or places of business at any place or places as the Managing Member may from time to time approve.  The Company’s principal place of business as of the date hereof is at c/o Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.  The Company may maintain offices at such other place or places as approved by the Managing Member.

Section 2.4. Registered Office and Agent.  The name of the Company’s registered agent for service of process shall be Corporation Service Company, and the address of the Company’s registered agent and the address of the Company’s registered office in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.  The registered agent and the registered office of the Company may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Secretary of the State of the State of Delaware pursuant to the Act.

Section 2.5. Term.  The term of the Company (the “Term”) commenced on the date the Certificate of Formation was filed with the Secretary of State of the State of Delaware and shall continue until the Company is dissolved in accordance with the provisions of this Agreement or the Act and its wind-up is finally completed.

Section 2.6. Purpose; Scope of Business.  Subject to the terms of this Agreement, the purposes and scope of business of the Company shall be to engage in (i) (A) the acquisition, sale, financing, development, management, ownership, leasing and operation of the Property, (B) without limiting the generality of the immediately preceding clause (A), (I) the making of loans or other advances to tenants or other third-parties and (II) the holding of notes or other instruments memorializing such loans or other advances and (C) the acquisition or formation of one or more subsidiaries that will engage in any of the activities described in this clause (i), and (D) any activities necessary or incidental to the foregoing described in this clause (i) (such activities described in this clause (i) being referred to as the “Principal Line of Business”), and (ii) (A) any lawful act or activity, other than those described in the immediately preceding clause (i), for which limited liability companies may be formed under the Act and (B) any activities necessary or incidental to the foregoing described in this clause (ii); provided, that, prior to the first to occur of an Exit Event, a Property Sale and June 30, 2013, without the prior written

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approval of all the Members, the Company shall not engage in any activities other than the Principal Line of Business.

Section 2.7. Member Information.  The name, type of Member (i.e., Class A Member or Class B Member), address, and Percentage Interest of each Member are set forth on Schedule A.  Schedule A shall be revised from time to time by the Managing Member to reflect the withdrawal or admission of Members and the Transfer of Company Interests by Members pursuant to the provisions of this Agreement and to reflect any other change in the name, type of Member, address, or Percentage Interest of a Member (collectively, the “Member Information”).

Section 2.8. Ownership and Waiver of Partition.  All Company Assets shall be held in the name of the Company and deemed owned by the Company as an entity and no Member, individually, shall have any ownership of or interest in such property or interests owned by the Company, except as a Member of the Company.  Each of the Members irrevocably waives, during the term of the Company and during any period of its liquidation (or deferral of liquidation pursuant to Section 10.2) following any dissolution, any right that it may have to seek or maintain any action for partition with respect to any Company Assets.

Section 2.9. REIT Matters.  Each Member, other than the ROI Member, shall (and each shall cause each of its Affiliates to) take any action (and refrain from taking any action) as reasonably requested by the ROI Member, that the ROI Member, in good faith, believes is necessary or advisable in order to protect the status of the REIT Investor as a REIT; it being agreed by each such Member that the REIT Investor and its Affiliates are third-party beneficiaries of the provisions of this Section 2.9, and accordingly shall have, and be permitted to enforce, all corresponding rights, interest and claims under and pursuant to this Section 2.9 and be entitled to any and all benefits under and pursuant to this Section 2.9.

ARTICLE III
MEMBERS

Section 3.1. Members.  Each Member on the date hereof and each Person admitted as a Member of the Company pursuant to Section 3.2 and in accordance with the Act shall be Members of the Company until they cease to be Members in accordance with the provisions of this Agreement.  Each Member shall be either a Class A Member and/or a Class B Member and such designation shall be set forth in Schedule A.  Each Member, in its capacity as such, shall have only those the rights, powers, duties, obligations, preferences and privileges set forth in this Agreement.  Without limiting the generality of the foregoing, no Member (solely in its capacity as such), other than the Managing Member, shall have any voting rights (including, any voting rights, if any, relative to any merger, Property Sale, reorganization or otherwise), any benefit of any protective provisions, any right to make any Capital Contribution or any other right or benefit of any kind or nature whether by, under or in contract, law, equity or otherwise, except to the extent expressly provided under this Agreement or as required under the Act; and to the extent any of the foregoing is required under the Act and subject to being waived, the Members hereby irrevocably waive the same.

Section 3.2. Admission of New Members.  The Managing Member may, from time to time, admit additional Members to the Company upon such terms and conditions and for such Capital Contributions as the Managing Member in its sole and absolute discretion may determine but subject to Section 11.5.  The Managing Member shall be permitted to admit a new Member to the Company only upon the execution and delivery by such Member of a written undertaking to be bound by the terms and provisions of this Agreement (in form and substance reasonably acceptable to the Managing Member), which will serve to make such Person a party hereto.  Schedule A shall be revised from time to time by

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the Managing Member to reflect the withdrawal or admission of Members and the Transfer of Company Interests by Members pursuant to the provisions of this Agreement and to reflect any other change in the name, address or Percentage Interest of any Member.

Section 3.3. Regarding the MM Member Group.

(a) As long as the MM Member is a Member, it shall perform those asset management services and other services listed on Schedule B, in each case relative to the Property, as may be reasonably requested by the Managing Member or any Officer at any time or from time to time (the “MM Services”); it being agreed that (i) all MM Services performed or contemplated to be performed by the MM Member pursuant to this Section 3.3(a) shall be subject to the direction and authority of the Managing Member and each Officer, (ii) without limiting the generality of the immediately preceding clause (i), (A) the Managing Member and each Officer shall have the right to terminate, in whole or part, any MM Services being performed by the MM Member pursuant to this Section 3.3 immediately upon demand, and upon receipt of such demand, the MM Member shall terminate such MM Services, and (B) nothing in this Section 3.3(a) grants to or shall be deemed to grant to the MM Member or any of its Representations any authority to bind the Company and (iii) except as otherwise provided in this Agreement, neither the MM Member nor any of its Representatives shall receive or shall have no right to receive any fee, compensation or payment of any kind or nature in consideration for its performance of any MM Services.  For the avoidance of doubt, the parties acknowledge and agree that if the Managing Member or an Officer terminates MM Services pursuant to this Section 3.3(a), then such termination itself shall not result in the termination or modification of any other obligations, rights or remedies of the MM Member under this Agreement.  Without the prior written consent of the Managing Member, the MM Member shall not and shall not permit any of its Representatives, other than McCarthy, to perform any MM Services on behalf of the MM Member.

(b) Each Person constituting a part of the MM Member Group and McCarthy, jointly and severally, represent, warrant and covenant to the Company and the other Members that: (i) the MM Member is and at all times will be a limited liability company duly formed, validly existing and in good standing in the jurisdiction in which it was formed; (ii) the MM Member has and will at all times maintain all requisite power and authority to own Company Interests and perform the MM Services; (iii) the MM Member is and at all times will be 100 percent owned and Controlled by McCarthy, provided, that, McCarthy shall have the right to Transfer less than 50 percent of the equity interests in the MM Member to Persons comprising a part of his Associated Group if (A) after giving effect to such Transfer, McCarthy remains in 100 percent Control of the MM Member and (B) at least five Business Days prior to such Transfer the MM Member delivers to the Managing Member a notice to such effect which notice contains a certification from McCarthy that such Transfer will be effected in compliance with this clause (iii); (iv) the MM Member and each of its Representatives has and at all times will maintain all permits and other governmental authorizations necessary to perform the MM Services; (v) the MM Member will and will cause each of its Representatives to perform all MM Services at all times in material compliance with applicable law; and (vi) the MM Member has not, and will not at any time, owned or own any asset of any kind or nature or conducted or conduct any business of any kind or nature, other than the ownership of Company Interests, the conduct of the MM Services, and the ownership of such other assets and conduct of such other business as may be necessary of incidental to the ownership of the Company Interests and the conduct of MM Services.

(c) Each Person constituting a part of the MM Member Group and McCarthy, jointly and severally, shall defend, indemnify and hold harmless the Company, its Affiliates and each of their respective Representatives (collectively, the “Company Group”) from and against any and all Claims and Proceedings, and shall pay to the Company Group on demand the amount of any and all Losses incurred or sustained by the Company Group, howsoever arising out of or in any way related to any of the

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following: (i) any Claim or Proceeding made, filed or otherwise asserted by a third-party to the extent the same relates to the MM Services performed or omitted to be performed by the MM Member or any of its Representatives and not subject to indemnification by the Company pursuant to Section 8.1(a), and (ii) any Bad Conduct or Duty Breach by the MM Member or any of its Representative to the extent same relates to any of the MM Services.

Section 3.4. Other Business Activities of the Members and Managing Member.  The Members and their respective Representatives and Affiliates may have other business interests and may engage in other business ventures of any nature or description whatsoever, whether presently existing or hereafter created, including, without limitation, the development, ownership, leasing, management, and operation of real estate and may compete, directly or indirectly, with the business of the Company; provided, that nothing in this Section 3.4 shall, or is intended to, limit or otherwise modify the obligations of any Member or any such Representative or Affiliate set forth in any contract or other binding arrangements, other than this Agreement.

ARTICLE IV
CAPITAL ACCOUNTS; ALLOCATIONS

Section 4.1. Capital Accounts.  A separate capital account (each a “Capital Account”) shall be maintained for each Member in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv), and this Section 4.1 shall be interpreted and applied in a manner consistent therewith.  Whenever the Company would be permitted to adjust the Capital Accounts of the Members pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(f) to reflect revaluations of Company Assets, the Company may (and as provided in clause (ii) of the definition of "Gross Asset Value" in Section 1.1, shall) so adjust the Capital Accounts of the Members.  In the event that the Capital Accounts of the Members are adjusted pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(f) to reflect revaluations of Company Assets, (i) the Capital Accounts of the Members shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss, as computed for book purposes, with respect to such property, and (ii) the Members’ distributive shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to such property shall be determined so as to take account of the variation between the adjusted tax basis and book value of such property in the same manner as under Code Section 704(c).  In the event that Code Section 704(c) applies to Company Assets, the Capital Accounts of the Members shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain and loss, as computed for book purposes, with respect to such property.

Section 4.2. Allocations.

(a) After giving effect to the special allocations set forth in Sections 4.3 through Section 4.6, Profits shall be allocated to the Members as follows:

(i) first, to each of the Class A Members, pro rata relative to their respective Class A Percentages, in an amount equal to the excess of (A) the cumulative amount of the Preferred Return of such Class A Member over (B) the cumulative amount of all prior allocations made to such Class A Member pursuant to this Section 4.2(a)(i);

(ii) second, in the case of gain from the sale or other disposition of the Property, to the Class B Member in an amount equal to the excess of (A) the cumulative amount of Profits Interests Amount(s) over (B) the cumulative amount of Profits previously allocated to the Class B Member pursuant to this Section 4.2(a)(ii) (and the Members acknowledge their intention that the amount

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of taxable gain to be allocated to the Class B Member by reason of the foregoing allocation of Profits shall be an amount that gives to the Class B Member the entire benefit of the increase(s) to the tax basis of the Property resulting from the election under Section 754 of the Code, described in Section 9.3 hereof, to the extent attributable to prior distributions to the Class B Member, but any depreciation deductions attributable to such tax basis increases resulting from the Section 754 election shall not be allocated to the Class B Member); and

(iii) thereafter, to all of the Class A Members pro rata relative to their respective positive Capital Account balances;

provided, that, anything in this Section 4.2(a) to the contrary notwithstanding, any item of Profits that constitutes gain described in clause (iv) of the definition of “Profits” and “Losses” regarding certain Gross Asset Value adjustments shall be allocated among the Members so as to reflect the manner in which the unrealized income or gain inherent in the subject asset (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there were a taxable disposition of such asset for its fair market value on the date of the Gross Asset Value adjustment, except as otherwise provided in applicable Treasury Regulations.

(b) After giving effect to the special allocations set forth in Section 4.3 through Section 4.6, Losses shall be allocated to the Members as follows:

(i) first, an amount equal to any Profits allocated to the Class A Members pursuant to Section 4.2(a)(iii) to the Members in proportions necessary to offset the allocations of such Profits; and

(ii) thereafter, to the Class A Members pro rata relative to their respective Class A Percentages.

(c) No Class A Member shall be allocated a Loss that creates or increases a deficit in such Member’s Capital Account as it relates to such Member’s Class A Company Interest. In the event some but not all of the Class A Members would have deficit Capital Accounts as it relates to their Class A Company Interests as a consequence of an allocation of Losses pursuant to this Section 4.2(c), such excess Losses shall be reallocated to the other Class A Members who have positive Capital Account balances as it relates to their Class A Company Interests, pro rata in accordance with their Class A Percentages.  Anything in Section 4.2(a) to the contrary notwithstanding, if any Losses are reallocated pursuant to this Section 4.2(c), subsequent Profits shall first be allocated to reverse the effect of the reallocations made pursuant to this Section 4.2(c).

(d) The Profits Interests Amount shall be calculated as of December 31, 2010, December 31, 2011, December 31, 2012 and June 30, 2013 and, if an Exit Event occurs prior to July 1, 2013, the last day of the calendar quarter during which such Exit Event occurs.  The “Profits Interests Amount” as of the applicable dates shall equal the excess of (i) the relevant annualized NOI of the Company capitalized at a rate of (divided by) 11.8% over (ii) the Project Costs as of such date.  The relevant annualized NOI shall mean the NOI of the Company  (i) for the December 31, 2010 computation-the Company’s NOI for the fourth calendar quarter of 2010 multiplied by four , (ii) for the December 31, 2011 computation-the Company’s NOI for the fourth calendar quarter of 2011 multiplied by four, (iii) for the December 31, 2012 computation-the Company’s NOI for the fourth calendar quarter of 2012 multiplied by four, (iv) for the June 30, 2013 computation-the Company’s NOI for the second calendar quarter of 2013 multiplied by four and (v) for an Exit Event which occurs prior to July 1, 2013-the Company’s NOI for the calendar quarter during which such Exit Event occurs multiplied by (A) four, in the case of an Exit Event described in clause (i) of the definition thereof (i.e., death or permanent

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disability) and (B) the number of calendar quarters that elapsed during the calendar year during which such Exit Event occurred up to and including the calendar quarter during which such Exit Event occurred, in the case of any other Exit Event .  In no event shall the Profits Interests Amount be less than zero.

Section 4.3. Qualified Income Offset.  Any Member who unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations Section l.704-l(b)(2)(ii)(d)(4), (5) or (6) that causes or increases a deficit balance in such Member’s Capital Account (increased by the amount of such Member’s obligation to restore a deficit in such Member’s Capital Account, including any deemed obligation pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5)) shall be allocated items of income and gain in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, such deficit balance as quickly as possible.  This Section 4.3 is intended to comply with the alternate test for economic effect set forth in Treasury Regulations Section l.704-l(b)(2)(ii)(d) and shall be interpreted and applied in a manner consistent therewith.

Section 4.4. Nonrecourse Deductions.  Nonrecourse Deductions shall be allocated to the Members in accordance with their Percentage Interests.  For purposes of this Section 4.4, the term “Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

Section 4.5. Company Minimum Gain Chargeback.  Notwithstanding any other provisions of this Article IV, in the event there is a net decrease in Company Minimum Gain (as defined below) during any Company taxable year, the Members shall be allocated items of income and gain in accordance with Treasury Regulations Section 1.704-2(f).  For purposes of this Article IV the term “Company Minimum Gain” has the same meaning as “partnership minimum gain” as set forth in Treasury Regulations Section 1.704-2(b)(2), and any Member’s share of Company Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g)(1).  This Section 4.5 is intended to comply with the minimum gain chargeback requirement of Treasury Regulations Section 1.704-2(f) and shall be interpreted and applied in a manner consistent therewith.

Section 4.6. Member Nonrecourse Debt.  Notwithstanding any other provisions of this Article IV, to the extent required by Treasury Regulations Section 1.704-2(i), any items of income, gain, deduction and loss of the Company that are attributable to a nonrecourse debt of the Company that constitutes Member Nonrecourse Debt (including chargebacks of Member Nonrecourse Debt Minimum Gain, as defined below) shall be allocated in accordance with the provisions of Treasury Regulations Section 1.704-2(i).  For purposes of this Article IV, the term “Member Nonrecourse Debt” has the same meaning as “partner nonrecourse debt” as set forth in Treasury Regulations Section 1.704-2(b)(4) and the term “Member Nonrecourse Debt Minimum Gain” has the same meaning as “partner nonrecourse debt minimum gain” as set forth in Treasury Regulations Section 1.704-2(i)(2).  This Section 4.6 is intended to satisfy the requirements of Treasury Regulations Section 1.704-2(i) (including the partner nonrecourse debt chargeback requirements) and shall be interpreted and applied in a manner consistent therewith.

Section 4.7. Compliance with Code Section 704(b).  The allocation provisions contained in this Article IV are intended to comply with Code Section 704(b) and the Treasury Regulations promulgated thereunder and shall be interpreted and applied in a manner consistent therewith.

Section 4.8. Other Allocation Provisions.  Any elections or other decisions relating to the allocations of Company items of income, gain, loss, deduction or credit shall be made by the Managing Member in any manner that reasonably reflects the purpose and intention of this Agreement.

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Section 4.9. No Deficit Restoration by Members.  No Member shall be required to contribute capital to the Company to restore a deficit balance in its Capital Account upon liquidation or otherwise.

Section 4.10. Taxation as a Partnership.  It is the intent of the Company and its Members that the Company be treated as a partnership for income tax purposes, and the terms of this Agreement shall be construed so as to accomplish that goal.  The Managing Member will use its reasonable best efforts to cause the Company to be so treated.

Section 4.11. Profits Interest.

(a) The Members agree that, in the event the Safe Harbor Regulation is finalized, the Company shall be authorized and directed to make the Safe Harbor Election under any proposed or future regulations and the Company and each Member (including any person to whom an interest in the Company is transferred in connection with the performance of services) agrees to comply with all requirements of the Safe Harbor with respect to all interests in the Company transferred in connection with the performance of services while the Safe Harbor Election remains effective.  The Tax Matters Partner shall be authorized to (and shall) prepare, execute, and file the Safe Harbor Election.

(b) “Safe Harbor” means the election described in the Safe Harbor Regulation, pursuant to which a partnership and all of its partners may elect to treat the fair market value of a partnership interest that is transferred in connection with the performance of services as being equal to the liquidation value of that interest.

(c) “Safe Harbor Election” means the election by a partnership and its partners to apply the Safe Harbor, as described in the Safe Harbor Regulation and Internal Revenue Service Notice 2005-43.

(d) “Safe Harbor Regulation” means Proposed Treasury Regulations Section 1.83-3(l) published on May 24, 2005.

(e) It is the intent of the Company and all of its Members that the Class B Company Interest of the Class B Member shall be a profits interest only and shall have a liquidation value of zero on the date of issuance.  The Class B Member shall commence membership in the Company with a Capital Account of zero with respect to its Class B Company Interest although it will start with an aggregate Capital Account equal to the amount of its Capital Contribution for its Class A Company Interest.

ARTICLE V
PERCENTAGE INTERESTS; CAPITAL CONTRIBUTIONS; DISTRIBUTIONS; LOANS; GUARANTEED PAYMENTS

Section 5.1. Percentage Interests.  Each Member owns an initial percentage interest in the class of Company Interests as is set forth opposite its name on Schedule A (each, a “Percentage Interest”).

Section 5.2. Capital Contributions.  The Members have contributed such capital (a “Capital Contribution”) to the Company as is reflected on Schedule A; it being acknowledged by the Members that at any time and from time to time Schedule A may not accurately reflect the Capital Contributions made by a Member and to the extent the Capital Contributions by any one or more

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Members reflected in Schedule A and the financial books and records maintained by the Company conflict, the financial books and records of the Company shall control.

Section 5.3. Further Capital Contributions.  The ROI Member shall make additional Capital Contributions to the Company in such amounts as necessary to fund (a) the shortfall in any Approved Budget or (b) any amount necessary for the Company to satisfy its distribution obligations set forth in Section 5.5.  Except as set forth in the immediately preceding sentence, no Member shall be required to make any additional Capital Contributions to the Company or, without the prior written approval of the Managing Member, shall have the right to make any additional Capital Contributions to the Company.  The ROI Member represents and warrants to the MM Member that, on the date hereof, substantially all the real estate assets of the REIT Investor are owned indirectly by it through the ROI Member.

Section 5.4. Distributions.  Subject to Section 5.5, the Company shall make distributions to the Members of Net Available Cash at such times as may be approved by the Managing Member in its sole and absolute discretion.  Except for any distribution upon dissolution of the Company (which shall be governed by Article X) and except as otherwise provided in this Agreement, distributions of Net Available Cash shall be made at in the following order of priority:

(a) first, to each of the Class A Members, pro rata relative to their Class A Percentage Interests, in an amount equal to the excess, if any, of (A) the cumulative amount of Preferred Return over (B) the cumulative amount of all prior distributions made to such Class A Members pursuant to this Section 5.4(a); and

(b) thereafter, to the Class A Members, pro rata relative to their Class A Percentage Interests.

Section 5.5. Class B Distributions.

(a) At the times and on the terms and conditions set forth in this Section 5.5, subject to Section 7.3, the Class B Member shall be entitled to demand distributions from the Company.

(b) Between January 1, 2012 and February 2, 2012, the Class B Member may demand a distribution in an amount not to exceed the amount of the Profits Interest Amount(s), if any, previously calculated as of dates prior to January 1, 2012.  If the Class B Member makes such a demand, then such distribution shall be made to it on or before February 15, 2012.

(c) Between January 1, 2013 and February 1, 2013, the Class B Member may demand a distribution in an amount not to exceed the amount of the Profits Interest Amount(s), if any, previously calculated as of the dates prior to January 1, 2013 less any distributions made pursuant to Section 5.5(b).  If the Class B Member makes such a demand, then such distribution shall be made to it on or before February 15, 2013.

(d) Between July 1, 2013 and August 1, 2013, the Class B Member may demand a distribution in an amount not to exceed the amount of the Profits Interest Amount(s), if any, previously calculated as of the dates prior to July 1, 2013 less any distributions made pursuant to Sections 5.5(b) and (c).  If the Class B Member makes such a demand, then such distribution shall be made to it on or before August 15, 2013.

(e) Distributions demanded pursuant to this Section 5.5 shall be made to the Class B Member first by distribution of the appropriate portion of the Great Harvest Note (a “GHN Distribution”)

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until the aggregate amount of such distributions equal the value of the Great Harvest Note, as determined in the immediately succeeding sentence, and then in cash. For purposes of a GHN Distribution, the parties acknowledge and agree that (i) the Class B Member shall bear 100 percent of the risk of any decrease in the fair market value of the Great Harvest Note or any other risk of loss associated with or related to the same, and (ii) without limiting the generality of the immediately preceding clause (i), (A) the amount of any GHN Distribution shall be equal to the distributed portion of the unpaid principal balance on the Great Harvest Note (or in the case where the last sentence of the definition of “Great Harvest Note” is applicable, the corresponding number of shares of stock) which the Members agree shall constitute its fair market value, whether or not the Great Harvest Note is collectible, in whole or part, and (B) if the Great Harvest Note is discharged or becomes void for any reason, in whole or part, other than by reason of the indefeasible payment in whole of the obligations thereunder to the holder of the Great Harvest Note, whether in a bankruptcy proceeding or otherwise, then, anything in this Agreement to the contrary notwithstanding, (I) the aggregate amount of the distributions that the Company shall be obligated to distribute to the Class B Member shall automatically be reduced by the amount so discharged or voided and (II) Project Costs shall automatically be reduced by an amount equal to the reduction referenced in the immediately preceding clause (I).

Section 5.6. Resignations; Withdrawals of Capital.  Except upon dissolution of the Company or as may be expressly set forth in this Agreement, no Member shall have the right to withdraw from the Company or demand or receive the return of its Capital Contributions or any part of its Capital Account, or receive any interest on its outstanding Capital Account balance or any distribution.

Section 5.7. Loan.  Any Member may, at any time, make or cause a loan to be made to the Company in any amount and on those terms upon which the Company and such Member agree.

Section 5.8. In-Kind Distributions.  With the approval of the Managing Member, distributions to Class A Members may be made by the Company in kind.  For all purposes of this Agreement, (i) any property (other than the functional currency of the Company) that is distributed in kind to one or more Members with respect to a fiscal year (including any in-kind distribution upon the dissolution and winding-up of the Company) shall be deemed to have been sold for cash (in the functional currency) equal to its fair market value, (ii) the unrealized gain or loss inherent in such property shall be treated as recognized gain or loss for purposes of Section 4.2, (iii) such gain or loss shall be allocated to each Member's respective Capital Account pursuant to Article IV for such fiscal year, and (iv) such in-kind distribution shall be made after giving effect to such allocation pursuant to Article IV.

Section 5.9. Limitations on Distributions.  Notwithstanding anything expressed or implied to the contrary in this Agreement, but nonetheless subject to Section 5.3(b), (a) the Company shall not make a distribution to any Member (i) if such distribution would violate the Act or other applicable law or (ii) to the extent that the Managing Member reasonably determines that such distribution, if made, would cause the Company (or any Affiliate of the Company) to be or remain in default under any agreement with a third party, (b) the Company shall not be required to distribute any amount to the extent that the Company could be subject to any liability to refund or repay such amount or any liability arising out of the event giving rise to such amount except to Members who have agreed to assume such liability to the extent of the amount to be distributed in connection with such event and (c) with the approval of the Managing Member, the Company may retain amounts for the reasonable needs of the business as determined in good faith by the Managing Member.

Section 5.10. Withholding.  Notwithstanding anything expressed or implied to the contrary in this Agreement, the Managing Member is authorized to take any action that it determines to be necessary or appropriate to cause the Company to comply with any federal, state, local and foreign withholding requirement with respect to any payment, allocation or distribution by the Company to any

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Member or other Person.  All amounts so withheld and, in the manner determined by the Managing Member (in its sole and absolute discretion), amounts withheld with respect to any payment, allocation or distribution by any Person to the Company, shall be treated as distributions to the relevant Members under the applicable provisions of this Agreement.  If any such withholding requirement with respect to any Member exceeds the amount distributable to such Member under this Agreement, or if any such withholding requirement was not satisfied with respect to any item previously allocated, paid or distributed to such Member, such Member or any successor or assignee with respect to such Member's Company Interest hereby indemnifies and agrees to hold harmless the Managing Member, the other Members and the Company for such excess amount or such amount required to be withheld, as the case may be, together with any applicable interest, additions or penalties thereon.

Section 5.11. Interest.  No interest shall be paid or credited to the Members with respect to their Capital Contributions or Capital Accounts or upon any undistributed funds left on deposit with the Company.

Section 5.12. Guaranteed Payments.  Commencing on the fifth Business Day following the calendar month during which Acquisition Date occurs and on the fifth Business Day of each of the subsequent eleven calendar months thereafter (the “First 12-Month Period”), the Company shall pay to the MM Member a payment of $8,000 (each such payment being referred to as a “Monthly Payment”); provided, that, on the fifth Business Day of each of calendar month during the twelve (12) month period immediately following the First 12-Month Period, the Company, in its sole and absolute discretion, shall have the right, but not the obligation, to make up to twelve (12) additional Monthly Payments to the MM Member, subject to such terms and conditions as the Company and the MM Member shall agree from time to time.  Anything in this Section 5.12 to the contrary notwithstanding, the Company shall have no obligation to make any Monthly Payment to the MM Member pursuant to this Section 5.12 any time after (a) a Property Sale or (b) any Company Interest held by the MM Member is Transferred to any other Person, including, without limitation, a Transfer resulting from the death of McCarthy.  Payments made pursuant to this Section 5.12 shall constitute “guaranteed payments” within the meaning of Section 707(c) of the Code.

Section 5.13. Set Off of MM Member Group Distributions.  The MM Member Group acknowledges and agrees that any one more of the distributions required to be made to it under this Agreement are subject to set off (a) pursuant to Section 8.4 of that certain Purchase and Sale Agreement, dated as of February 2, 2010 (the “Purchase Agreement”) among CMP Phillips Associates, LLC and MCC Phillips, LLC, as seller, and the Company, as purchaser, relating to the Property, (b) to satisfy the obligations of the MM Member Group pursuant to Section 3.3(c), and (c) to satisfy the obligations of the MM Member pursuant to Section 14.6 of the Purchase Agreement.  The parties agree that nothing in this Agreement shall, or is intended to, limit or restrict the right of the MM Member Group to dispute any set off effected pursuant to this Section 5.13.   If (y) any amount set off pursuant to this Section 5.13 is distributed to the ROI Member and (z) such amount so set-off, in whole or part, is determined to be improper by a court of competent jurisdiction after exhaustion of all appeals or by settlement by and among the parties and, in each case, payable to the MM Member Group (the “Disallowed Set-Off Amount”), then, the ROI Member and the Company shall be jointly and severally obligated to MM Member Group as to payment of the Disallowed Set-Off Amount.

ARTICLE VI
MANAGEMENT

Section 6.1. Management by the Managing Member.

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(a) Except as expressly provided in this Agreement, the Company shall be managed by solely by the Managing Member.  At any time, the Managing Member shall be the Member holding the greatest Class A Company Percentage, and in such capacity such Member shall be referred to as the “Managing Member.”  As at the execution of this Agreement, the Managing Member is the ROI Member.  Except to the extent there are any limitations expressly set forth in this Agreement, the Managing Member is hereby authorized and empowered on behalf and in the name of the Company and in its own name, if necessary or appropriate), to carry out any and all of the purposes of the Company.  Except to the extent, if any, expressly set forth in this Agreement, no Member, other than the Managing Member, shall have any rights relating to the management, Control, or operation of the Company.

(b) No Member (solely in its capacity as such), other than the Managing Member, shall have any authority to bind the Company.  To the extent a Responsible Party has, at law or in equity, duties (including fiduciary duties) to the Company, any Member or any other Person bound by this Agreement, except as expressly provided in this Agreement, all such duties are waived to the fullest extent permitted by applicable law.  “Responsible Party” means the Managing Member, any Authorized Person, any Officer, and to the extent applicable, each partner, stockholder, officer, director, principal, employee and agent of the Managing Member an its Affiliates.

Section 6.2. Authorized Persons.  The Managing Member shall have the right in its sole and absolute discretion to (i) delegate its authority in whole or part, to any one or more individuals (each an “Authorized Person”) and (ii) as part of such delegation, assign to each Authorized Person corresponding titles and positions; it being acknowledged and agreed that (A) each Authorized Person, acting in such capacity, shall be subject to the authority of the Managing Member (B) any such delegation shall be on a non-exclusive and non-transferrable basis, and (C) except as expressly provided in this Agreement, the Managing Member shall have the right, in its sole and absolute discretion, to terminate any individual as an Authorized Person at any time and/or rescind in whole or part any authority granted to such individual.

Section 6.3. Officers.  Subject to Section 6.1 and Section 6.2, the Managing Member hereby appoints Stuart A. Tanz, Richard K. Schoebel , and John B. Roche respectively as the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the Company, and hereby delegates to the aforementioned parties in this Section 6.3 (collectively the “Officers”) the right and authority to act on behalf of the Company in a manner consistent with officers holding such titles in a Delaware corporation; provided that, for the avoidance of doubt, the Officers shall be subject to the authority of the Managing Member.

ARTICLE VII
TRANSFER RIGHTS OF MEMBERS; PUT/CALL PROVISIONS; PROPERTY SALE

Section 7.1. Transfer Restrictions.  Except as set forth in this Article VII and Section 3.3(b), no Member shall (a) have the right to sell, assign, convey, transfer, encumber, pledge, hypothecate, gift, or otherwise dispose of, whether directly or indirectly, voluntarily or by operation of law or otherwise (collectively, “Transfer” and each grammatical variation of such capitalized such as “Transfers, ” and “Transferred” shall have the corresponding meaning) its Company Interests or (b) permit the Transfer of its Company Interest, in each case, to any prospective Transferee without the prior written consent of the Managing Member, which consent may be withheld or denied in its sole and absolute discretion (including, without limitation, the exercise of such discretion with respect to itself); it being agreed that upon the granting of such consent and the compliance with the other obligations set forth in this Section 7.1 relative to Transferees, such Transferee shall become a Member.  Any Transfer or attempted Transfer of any Company Interests in violation of any of the provisions of this Section 7.1 shall be void and of no effect.  For the avoidance of doubt, except as set forth in this Article VII and Section

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3.3(b), any Transfer or attempted Transfer of the beneficial ownership or other direct or indirect equity interest of a Member shall constitute a Transfer or attempted Transfer of Company Interests in violation of the provisions of this Section 7.1.  The Company believes that the provisions of this Section 7.1 are valid and enforceable.  However, to the extent that the provisions of Section 7.1 are invalid or unenforceable, then, any Member desiring to Transfer its Company Interest must provide a right of first refusal, at the lower of (i) 75% of fair market value, as determined in the good faith but in sole and absolute discretion of the Managing Member, or (ii) the minimum price that the Member will sell to a third party, in order, to (x) the Managing Member, (y) the Company, and (z) each other Member holding the same class of Company Interests held by such Member, pro rata, and if none, to the Members holding the other class of Company Interests, pro rata, all pursuant to a right of first refusal process that the Managing Member reasonably, but in its sole and absolute discretion, implements.  Anything in this Agreement to the contrary notwithstanding, any Transferee of Company Interests shall execute and deliver a joinder agreement to this Agreement and such other instruments and documents as the Managing Member may reasonably require.

Section 7.2. Put/Call Option.

(a) The ROI Member and/or any one or more of its designees, including, without limitation, the Company (collectively “Option Purchaser”) or MM Member shall each have the right to exercise the Put/Call Option by delivering to the other of a Put/Call Notice during the Put/Call Option Period.  If the Put/Call Notice is timely and properly delivered and the Put/Call Option is thereby exercised, subject to Section 7.2(b), at the Put/Call Closing, the Option Purchaser will purchase from the MM Member Group, and the MM Member Group will Transfer to the Option Purchaser, all, but not less than all, the Company Interests (both Class A Company Interests and Class B Company Interests) owned by the MM Member Group (the “MM Company Interests”) for the Put/Call Purchase Price, free and clear of all Encumbrances.  If the Option Purchaser is a Person other than the ROI Member, and the Option Purchaser fails to satisfy its obligations in the immediately preceding sentence, then the ROI Member shall satisfy such obligations.

(b) The Put/Call Closing will be effected on the date designated in the corresponding Put/Call Notice as the Put/Call Closing Date (the “Put/Call Closing Date”); provided, that, the recipient of the Put/Call shall have the right to defer the Put/Call Closing Date if, at least seven Business Days prior to the date designated as the Put/Call Closing Date in the corresponding Put/Call Notice, such recipient delivers to ROI Member or the MM Member, as the case may be, a notice to such effect which contains the new Put/Call Closing Date which date shall be a Business Day that is no more than ten Business Days after the date designated in the corresponding Put/Call Notice as the Put/Call Closing Date.  The Transfer of the MM Company Interests subject of the Put/Call Option shall be memorialized in an agreement substantially in the form of Exhibit A (the “Put/Call Document”).  At the Put/Call Closing, (i) the ROI Member shall and/or shall cause the Option Purchaser to execute and deliver to the MM Member Group the Put/Call Document and (ii) each Person comprising a part of the MM Member Group executed and deliver to the Option Purchaser the Put/Call Document.  The Put/Call Purchase Price for the MM Company Interests will be paid in cash at the Put/Call Closing (the ‘Cash Consideration”); provided, that, (i) any time prior to the Put/Call Closing the ROI Member shall have the right, but not the obligation, to make an Equity Exchange Offer to the MM Member Group and (ii) if the MM Member Group accepts such Equity Exchange Offer, which acceptance shall be in the sole and absolute discretion of the MM Member, then, in lieu of the execution and delivery of the Put/Call Document and the Option Purchaser paying the Cash Consideration, the ROI Member and the MM Member Group shall implement the terms and conditions of such Equity Exchange Offer at the Put/Call Closing.

Section 7.3. Relevant Property Sale.  Anything in this Agreement to the contrary notwithstanding, the Managing Member shall have the right to effect a Property Sale at any time and on

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any terms or conditions agreed upon by the Managing Member.  If a Property Sale occurs prior to the earlier to occur of July 1, 2013 and the first date on which an Exit Event occurs (a “Relevant Property Sale”), then (a) the provisions of Section 5.5 and Section 7.2 shall terminate without liability on the part of any Person and shall become void and (b) immediately after the closing of such Relevant Property Sale, the ROI Member and the MM Member Group shall negotiate in good faith to determine the distribution or payment, if any, to be made to the MM Member Group from the proceeds of the Property Sale such that the MM Member Group will not be deprived of the distributions and payment that would have reasonably be expected to have been made to it pursuant to Section 5.5 and Section 7.2 but for such Property Sale (a “Section 7.3 Payment”); it being acknowledged and agreed that after a Relevant Property Sales, except as expressly provided in this Section 7.3, no Person constituting a part of the MM Member Group shall have any economic interest of any kind or nature in or to the Company or any Company Assets.  If after 45 calendar days following such a Relevant Property Sale the ROI Member and the MM Member are unable to resolve upon a Section 7.3 Payment, then either the ROI Member or the MM Member shall have the right to submit such matter to arbitration.  If such matter is so submitted to arbitration and the ROI Member has received any cash distribution of the proceeds from the Relevant Property Sale, then the Managing Member shall distribute to the MM Member Group an amount equal to the Interim Section 7.3 Distribution Amount.  Such arbitration shall be administered by Judicial Arbitration and Mediation Services (“JAMS”) in its New York City offices and the arbitrator shall be a Qualified Arbitrator.  The award of the arbitrator shall be binding, final and non-appealable; provided, that the arbitrator shall not have any power to alter, amend or modify or change any of the terms of this Agreement nor to grant any remedy other than the Section 7.3 Payment, if any.  The JAMS administration fee, the arbitrator’s fee, the costs of the use of facilities during the hearings and other similar costs shall be borne equally by the MM Member and the ROI Member, and each the MM Member and the ROI Member shall bear their own costs and expenses for attorneys and other similar costs.

ARTICLE VIII
LIMITATION OF LIABILITY; INDEMNIFICATION; EXPENSE REIMBURSEMENT

Section 8.1. Exculpation; Indemnification.

(a) Except as otherwise required by law or the provisions of this Agreement, no Member (including the Managing Member), or any of the Company’s current or former owners, directors, managers, Affiliates, officers or agents, (“Covered Persons”), if any, shall be liable to the Company or to any other Member for any debts, liabilities or obligations of the Company, whether arising in contract, tort or otherwise, by virtue of such ownership relationship.  In addition, except as otherwise required by law or the provisions of this Agreement, no Covered Person shall be liable to the Company and the Company shall indemnify such Persons for any action taken, or omitted to be taken, in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Company and, with respect to any criminal action or proceeding, for any action taken, or omitted to be taken, with no reasonable cause to believe that the conduct was unlawful, in each case except to the extent of the Person’s Bad Conduct or to the extent such action taken or omitted to be taken constitutes a Duty Breach or a material breach of other material contract between such Person and the Company.  Except as expressly set forth herein, no Member shall have to make any contributions or deliver any letters of credit, guaranties or other property.  Except as expressly set forth in Section 3.3(c), nothing in this Agreement shall be construed to make any Member liable for any losses or debts of the Company in excess of such Member’s Capital Contributions already made, or required to be made in accordance with this Agreement, to the Company.

(b) No Affiliate of any Member (including, the Managing Member) shall have personal liability for the obligations of such Member hereunder or otherwise, except as provided herein

22

or under applicable law or in a written agreement, the parties to which include such Affiliate and the Company.

(c) Nothing in this Agreement, expressed or implied, is intended or shall be construed to give to any creditor of the Company or to any creditor of any Member or any other Person whatsoever (other than (i) the Members, (ii) the Company, (iii) the REIT Investor, in the case of Section 2.9, (iv) the Company Group, in the case of Section 3.3(c), (v) Covered Persons, in the case of Section 8.1(a), (vi) Company Service Providers, in the case of Section 11.14, and (vii) Sills Cummis, in the case of Section 11.17) any legal or equitable right, remedy or Claim under or in respect of this Agreement or any covenant, condition or provisions herein contained, and, except as expressly set forth in this Agreement, such provisions are and shall be held to be for the sole and exclusive benefit of the Members and the Company.

(d) In accordance with the Act, a member of a limited liability company may, under certain circumstances, be required to return to the Company for the benefit of Company creditors amounts previously distributed to it as a return of capital.  It is the intent of the Members that a distribution to any Member be deemed a compromise within the meaning of Section 18-502(b) of the Act and not a return or withdrawal of capital, even if such distribution represents, for income tax purposes or otherwise (in full or in part), a distribution of capital, and no Member shall be obligated to pay any such amount to or for the account of the Company or any creditor of the Company, except as provided in this Section 8.1.  However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member.

Section 8.2. Expense Reimbursements. The Company shall reimburse the Members (including the Managing Member) and each Authorized Person, from time-to-time, for reasonable and documented out-of-pocket expenses incurred and paid by any of them in the conduct of the Company’s business.  Such expenses shall not include any expenses incurred in connection with a Member’s or Authorized Person’s exercise of its rights as a Member or an Authorized Person apart from the authorized conduct of the Company’s business. Such reimbursement shall be treated as expenses of the Company and shall not be deemed to constitute distributions to any Member of profit, loss or capital of the Company. No Member shall receive any interest, salary or drawing with respect to its Capital Contribution or Capital Account or for services rendered on behalf of the Company, or otherwise, in its capacity as a Member, except as otherwise provided in this Agreement or in another agreement between the Member and the Company that has been approved by the Managing Member.

ARTICLE IX
COMPANY BOOKS AND RECORDS; CERTAIN TAX MATTERS; APPROVED BUDGET

Section 9.1. Books, Records, Etc.  The Company shall maintain, or cause to be maintained, a comprehensive system of office records, books and accounts (which records, books and accounts shall be and remain the property of the Company) in which shall be entered fully and accurately each and every financial transaction with respect to the ownership and operation of the property of the Company.  Such books and records of account shall be prepared and maintained at the principal place of business of the Company.  To the extent (and only to the extent) required by the Act, each Member or its duly authorized representative, at the sole cost and expense of such Member, shall have the right to inspect, examine and copy such books and records of account at the Company’s office during reasonable business hours and to receive other material information about the Company and its operations; provided, that, whether or not required by the Act, the Class B Member or its duly authorized representative, at the sole cost and expense of the Class B Member, shall have the right to inspect, examine and copy those books and records of the Company necessary to verify the calculation of the Profits Interests Amount for

23

any applicable period or the Put/Call Purchase Price for purposes of Section 7.2.  A reasonable charge for copying books and records may be charged by the Company.  To the extent (and only to the extent) required by the Act, each Member shall have the right to audit such records and books of account by an accountant of its choice at its expense.  The Managing Member shall reasonably cooperate with any Member or its agents in connection with any such review or audit of the Company or its records and books.  The Managing Member shall retain all records and books relating to the Company for a period of at least six years after the termination of the Company and shall thereafter destroy such records and books only after giving at least 30 days’ advance written notice to the Members, and then only if no Member requests that such books and records be transferred to it.

Section 9.2. Bank Accounts.  All funds of the Company shall be deposited in its name in an account or accounts maintained with a bank or other financial institution selected by the Managing Member. Checks and wire transfers shall be drawn upon the Company’s account or accounts only for the purposes of the Company and shall be signed by duly authorized representatives of the Company.

Section 9.3. Tax Elections.  Any and all federal, state or local tax elections for the Company shall be made by the Managing Member in its reasonable discretion; provided, that the Managing Member shall cause the Company to make the election under Section 754 of the Code, if such election is not already in effect, for the first taxable year of the Company during which a distribution is made to the Class B Member pursuant to Section 5.5 hereof.

Section 9.4. Tax Matters Member.  The Managing Member shall be the “Tax Matters Member” of the Company within the meaning of Code § 6231(a)(7) and in any similar capacity under applicable state or local law and shall have all of the power and responsibilities of such position as provided in the Code.  Any reasonable expenses incurred by the Managing Member while acting in such capacity shall be paid or reimbursed by the Company.

Section 9.5. Tax Information.  The Company shall cause the Managing Member to deliver to the Members within a reasonable period of time after the end of each Company Year, any information necessary for the preparation by the Members of their federal, state and local income tax or other tax returns (including Schedule K-1s) and shall deliver to the Members any other information reasonably required to be furnished to the Members by law within the time period for furnishing such information.

Section 9.6. Approved Budgets.  The annual budget for the Company for calendar year 2010 is set forth on Schedule C hereto.  The Managing Member shall prepare a commercially reasonable annual operating budget for the Company for each of calendars years 2011, 2012 and 2013 prior to the commencement of each such calendar year.  In its sole and absolute discretion, the Managing Member shall have the right to make any one or more modifications to any annual budget referenced in this Section 9.6 at any time and from time to time.  Each annual budget referenced in this Section 9.6, as may be modified pursuant to the provisions of this Section 9.6, shall be referred to as an “Approved Budget.”

ARTICLE X
DISSOLUTION AND TERMINATION

Section 10.1. Dissolution.

(a) The Company shall be dissolved upon the occurrence of any of the following events:

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(i) (x) the filing by the Company of a voluntary petition for relief under Title 11 of the United States Code or any successor or amendatory provisions thereto, or (y) 90 days after the filing of an involuntary petition against the Company for relief under Title 11 of the United States Code or any successor or amendatory provisions thereto, or (z) 90 days after the appointment of a trustee or receiver of the Company or the assignment of the Company Assets or any material part of the Company Assets for the benefit of creditors by, of, or with respect to the Company, unless any such event referred to in subsection (a)(i)(y) or (a)(i)(z) is remedied within 90 days of its occurrence or unless within 90 days after the occurrence of an event referred to in subsection (a)(i)(x) or the expiration of the 90-day period referred to in subsection (a)(i)(y) or (a)(i)(z), the Members jointly determine to continue the Company;

(ii) at the election of the Managing Member to dissolve the Company;

(iii) subject to Section 10.1(b), any other event causing the dissolution of the Company under the Act after a Property Sale or Put/Call Closing.

(b) The Company shall be dissolved in accordance with Section 10.2.  Notwithstanding any provision of the Act to the contrary, the Company shall, except as expressly provided herein, continue and not dissolve as a result of the death, retirement, resignation, expulsion, bankruptcy or dissolution of any Member or any other event that terminates the continued membership of any Member.

Section 10.2. Winding Up, Liquidation and Distribution of Assets.

(a) Upon dissolution, the Managing Member shall immediately proceed to wind up the affairs of the Company as expeditiously as business circumstances allow and proceed within a reasonable period of time to sell or otherwise liquidate the Company Assets.  In the event that the Managing Member shall, in its discretion, determine that a sale or other disposition of part or all of the Company Assets would cause undue loss to the Members or otherwise be impractical, the Managing Member may either defer liquidation of any such Company Assets and withhold distributions relating thereto for a reasonable time, or distribute part or all of such Company Assets to the Members.

(b) Upon any liquidation, dissolution or winding up of the Company, proceeds from the Company Assets shall be distributed as follows:

(i) first, to creditors, including Members who are creditors in satisfaction of liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made, and for the expenses of winding up or liquidation;

(ii) the balance to the Members in accordance with Section 5.4 and Section 5.5.

The Members intend that the allocation of Profits and Losses pursuant to Article IV shall produce final Capital Account balances (including by reason of adjustments to the Gross Asset Value as provided in the definition thereof) that would cause liquidating distributions to be made to the Members in a manner identical to that described in Section 5.4 and Section 5.5.  To the extent that such allocation provisions would fail to produce such final Capital Account balances, (i) such allocations shall be amended if and to the extent necessary to produce such result, and (ii) if necessary, items of gross income and deduction shall be allocated in a manner to achieve such result.

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Section 10.3. Certificate of Cancellation.  When all debts, liabilities and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and company assets have been distributed to the Members, a certificate of cancellation shall be prepared, executed and filed by Managing Member in accordance with the Act.

ARTICLE XI
MISCELLANEOUS

Section 11.1. Specific Performance; Other Rights.  The parties recognize that various of the rights granted under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights under this Agreement by actions for injunctive relief and specific performance.  Except to the extent provided in this Agreement, all rights and remedies of the Company or any Member hereunder shall be independent and cumulative and may be exercised concurrently or separately.  The exercise of any one right or remedy shall not constitute an election of such right or remedy or preclude or waive the exercise of any other right or remedy.

Section 11.2. Notices.  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service or by email to the address as set forth in Schedule A or to such other address, individual or electronic communication number as may be designated by notice given by any Member to the others and shall be deemed given (a) if delivered by hand, when so delivered, (b) if mailed, three Business Days after mailing (one Business Day in the case of express mail or overnight courier service) or (c) if emailed, when so emailed and confirmed by the recipient by reply email or otherwise in writing.

Section 11.3. Construction; Entire Agreement.

(a) This Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between them as to such subject matter and all such prior agreements and understandings are merged herein and shall not survive the execution and delivery hereof.

(b) The headings contained in this Agreement are included for purposes of convenience only, and do not affect the meaning or interpretation of this Agreement.  Any reference to the singular in this Agreement also includes the plural and vice versa.  The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.  All references in this Agreement to any numbered Article or Sections are, unless otherwise indicated, references to the Articles or Sections, as the case may be, of this Agreement that are so numbered.  The words “including”, “include” and “includes” mean, respectively, “including without limitation”, “include without limitation” and “includes without limitation.”

(c) The MM Member and the ROI Member agree that for all purposes of this Agreement they shall be deemed to have participated jointly in the negotiation and drafting of this Agreement.  If any ambiguity or question of intent or interpretation arises, then (i) this Agreement shall be construed as if drafted jointly by the MM Member and the ROI Member and (ii) no provision shall be construed more severely against the Company or any Member.  Without limiting the generality of the preceding sentence, no presumption or burden of proof shall arise or apply favoring or disfavoring the Company or any Member by virtue of the authorship of any one or more provisions of this Agreement.

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Section 11.4. No Waiver; No Assignment; Etc..  The waiver of any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.  Except as expressly set forth in this Agreement, the rights and obligations of the Members under this Agreement may not be assigned or delegated; it being agreed that any attempted assignment or delegation in violation of this Agreement shall be void.

Section 11.5. Amendments.  This Agreement may not be amended or modified except with prior written consent of the Managing Member, provided that, no amendment or modification to this Agreement shall be implemented without the prior written consent of all the MM Member if such amendment or modification (a) constitutes an adverse change to (i) the distribution or allocations rights of the MM Member hereunder relating to its Class B Company Interest, (ii) the limited liability of the MM Member hereunder or (iii) Section 3.3(a), Section 5.12,  Section 7.2, Section 7.3 or this Section 11.5, in each case, detrimental to the MM Member or (b) results in the addition of any material obligation or restrictive covenant binding on the MM Member, including, without limitation, any additional Capital Contribution obligation.

Section 11.6. Severability.  If any provision of this Agreement shall be held or deemed by a final order of a court of competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

Section 11.7. Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Members and delivered to each of the other Members.

Section 11.8. Applicable Law; Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(b) Each Party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York and any United States District Court located in the Southern District of New York (“Agreed to Court”) for the sole purpose of any Proceeding between or among two or more Members and/or the Company relating to this Agreement in whole or in part.  Each Member and the Company hereby agrees not to commence any Proceeding relating to this Agreement other than before an Agreed to Court except to the extent otherwise set forth in this Section 11.8.  “Procedural Claim” means a claim that (i) such Party is not subject personally to the jurisdiction of the Agreed to Courts, (ii) such Party’s property is exempt or immune from attachment or execution, (iii) any such Proceeding brought in an Agreed to Court should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than an Agreed to Court, or should be stayed by reason of the pendency of some other Proceeding in any court other than an Agreed to Court, or (iv) this Agreement or the subject matter hereof may not be enforced in or by an Agreed to Court.  Each Party hereby waives to the extent not prohibited by applicable Law, and agrees not to assert by way of defense or otherwise in any Proceeding relating to this Agreement, any Procedural Claim.

(c) Anything in this Section 11.8 to the contrary notwithstanding, a Member or the Company may commence any Proceeding in a court other than an Agreed to Court (i) for the purpose of

27

enforcing an order issued by an Agreed to Court, (ii) to seek injunctive relief to enjoin a breach of this Agreement or (iii) if an Agreed to Court concludes it does not have jurisdiction (subject matter jurisdiction, personal jurisdiction or otherwise).

Section 11.9. Waiver Of Jury Trial.  THE MEMBERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 11.10. No Rights of Third Parties.  This Agreement is made solely and specifically between and for the benefit of the Members hereto and their respective members, successors and assigns subject to the express provisions hereof relating to successors and assigns, and, except as expressly set forth in this Agreement, no other Person whatsoever shall have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

Section 11.11. Further Assurances.  In connection with this Agreement, as well as all transactions contemplated by this Agreement, each Member agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement, and all such transactions.

Section 11.12. Survival.  The covenants contained in this Agreement which, by their terms, require performance after the expiration or termination of this Agreement shall be enforceable notwithstanding the expiration or other termination of this Agreement.

Section 11.13. No Broker.  Each Member represents and warrants that it has not dealt with any broker in connection with this Agreement and agrees to indemnify, defend and hold harmless each other Member and its Affiliates from all claims or damages as a result of this representation and warranty being false.

Section 11.14. Services to Members.  Each Member hereby acknowledges and recognizes that the Company has retained, and may in the future retain, the services of various professionals, including, without limitation, general and special legal counsel, accountants, architects and engineers, for the purposes of representing and providing services to the Company in the investigation, analysis, acquisition, development, renting, marketing and operation of the Company Assets, or otherwise (each such Person being referred to herein as a “Company Service Provider”).  Each Member hereby acknowledges that each Company Service Provider may have in the past represented and performed and currently and/or may in the future represent or perform services for certain of the Members or their Affiliates.  Accordingly, each Member and the Company consents to the performance by each Company Service Provider of services for the Company and waives any right to claim a conflict of interest based on such past, present or future representation or services to any of the Members or their Affiliates.

Section 11.15. Currency.  Any exchange of funds between the Company and its Members shall be made in United States dollars, including, without limitation, any distribution, reimbursement or fee payable to Members and any Capital Contributions made by Members.  In addition, all calculations shall be based on United States dollars.

Section 11.16. Attorneys’ Fees.  Except as set forth in Section 7.3, should any litigation be commenced between the Members or their representatives, or should any Member institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other Member hereto or any or all of its property or assets concerning any provision of this Agreement or the rights and duties of any

28

Person in relation thereto, the Member prevailing in such may be granted, a reasonable sum as and for its attorneys’ fees and court and other costs in such matter, which amount shall be determined by the judicial referee, a court in such litigation or in a separate action brought for that purpose.

Section 11.17. Representation; Waiver and Indemnification.  All the parties hereto acknowledge their knowledge and understanding of, and agreement to, the fact that the ROI Member and Company have been represented by the law firm of Sills Cummis & Gross P.C. (“Sills Cummis”) with respect to this Agreement and further that Sills Cummis is representing only such Persons and no other Member.  All of the parties further acknowledge that Sills Cummis has in the past and continues to represent the ROI Member, certain of its Affiliates, and the Company.  The parties understand and accept responsibility for the fact that they have substantial conflicting interests.  They have been advised by Sills Cummis of their right to and need for independent counsel.  The parties have read and fully understand the terms, conditions and provisions of this Agreement.  They acknowledge that all the terms, conditions and provisions of this Agreement have been accepted by them without any influence whatsoever by any attorney associated with Sills Cummis.  The parties acknowledge and understand that this Agreement is necessary to preserve harmony and continuity with respect to the management of the Company.  As part of the consideration for the Company’s representation by Sills Cummis in this matter, and for performing the legal work necessary to implement this Agreement, the parties hereby waive any conflicts of interest on the part of Sills Cummis, and all its past, present and future shareholders, members, directors, officers and employees and release, hold harmless and indemnify such firm and its past, present and future shareholders, members, directors, officers and employees from any claims of or relating to any conflict of interest made by any of the parties or any of their heirs, assignees, administrators, legal or personal representatives, executors or successors based upon such firm’s representation of the ROI Member, certain of its Affiliates and the Company and involvement in the transactions which are the subject of this Agreement.  This waiver, release and indemnification shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assignees, and shall inure to the benefit of Sills Cummis and all of its past, present and future shareholders, members, directors, officers and employees and all such shareholders’, members’, directors’, officers’ and  employees’ heirs, executors, administrators, successors and assignees.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

COMPANY ROIC PHILLIPS RANCH, LLC

By:____________________________________
Name/Title: John B. Roche, Authorized Person

MEMBERS:

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP, Class A Member and Managing Member

By: Retail Opportunity Investments GP, LLC, its general partner

By:____________________________________
Name/Title: John B. Roche, Authorized Person

MCC REALTY III, LLC, Class A Member and Class B Member

By:_________________________________
Name/Title: Michael McCarthy, Manager

Solely for purposes of Section 3.3: ____________________________________ Michael McCarthy, in his individual capacity

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SCHEDULE A

MEMBER NAME AND ADDRESS	TYPE OF COMPANY INTEREST	Capital Contributions	CLASS A PERCENTAGE INTEREST*	CLASS B PERCENTAGE INTEREST
Retail Opportunity Investment Partnership, LP 3 Manhattanville Road Purchase, New York 10577	Class A Company Interest	$7,965,000	99.97%	0%
MCC Realty III, LLC c/o Michael McCarthy 9595 Wilshire Boulevard Suite 214 Beverly Hills, California 90212	Class A Company Interest	$2,400	0.03%	0%
MCC Realty III, LLC c/o Michael McCarthy 9595 Wilshire Boulevard Suite 214 Beverly Hills, California 90212	Class B Company Interest		___	100%
TOTAL		$7,967,400	100.0%	100%

*  Anything in this Schedule A to the contrary notwithstanding, the Class A Percentage Interest of a Member at any time shall be a percentage based upon a fraction the numerator of which equals the aggregate Capital Contributions made by such Class A Member through and including such time and the denominator of which shall be the aggregate Capital Contributions made by all of the Members with respect to their Class A Company Interests through and including such time.

SCHEDULE B

MM Services

1.           Advise regarding entitlements and approvals being sought by tenants.
2.           Advise regarding recommended upgrades to the property.
3.           Advise regarding marketing and advertising.
4.           Advise regarding tenant mix
5.           Advise regarding selection of specific tenants.
6.           Advise regarding leasing strategy for ethnic/Asian project branding.
7.           Advise regarding lease rates and concessions on a space by space basis.
8.           Advise regarding design and implementation of the overall sign program for the property
9.           Advise regarding signage for individual tenants.
10.         Advise regarding collection strategy for tenant arrearages.
11.         Advise regarding community relations and publicity for the repositioning of the property.
12.         Advise regarding vendor selection and pricing.
13.         Advise regarding tax appeal for previous and future periods of ownership.
14.         Advise regarding insurance placement and scope.
15.         Advise regarding general repair and maintenance protocol.
16.         Advise regarding any potential acquisition of any portion of the property by any tenant.
17.         Advise regarding environmental matters, including administering the Conoco relationship.
18.         Advise regarding operating expenses and project costs.

EXHIBIT A

AGREEMENT

This Agreement (this “Agreement”) is made as of [*], 20[**] (the “Execution Date”), by and between each Person (as such capitalized term and each other capitalized term used herein and not otherwise defined herein are defined in the LLC Agreement (as defined below)) identified on the signature page hereto as the “Option Purchaser”(collectively, “Purchaser”), on the one hand, and each Person identified on the signature page hereto as comprising a part of the MM Member Group (collectively “Seller”), on the other hand. “Parties” mean Option Purchaser and Seller.

PRELIMINARY STATEMENT

The ROI Member and Seller are parties to the Limited Liability Company Agreement of ROIC Phillips Ranch, LLC, dated as of February 1, 2010 (as same may be amended from time to time, the “LLC Agreement”).  This Agreement is the Put/Call Document and is being executed and delivered by the Parties for the purposes of Section 7.2(b) of the LLC Agreement. [The Option Purchaser is a designee of the ROI Member pursuant to Section 7.2(a) of the LLC Agreement].1

Now, therefore, the parties hereby agree as follows:

1. Purchase and Sale of MM Company Interests.  Seller hereby Transfers to Purchaser, and Purchaser hereby accepts and purchases from Seller, all the MM Company Interests free and clear of all Encumbrances, in consideration for a payment by Purchaser to Seller of $[*] (the “Purchase Price”).  Simultaneous with the execution and delivery of this Agreement, Purchaser shall wire transfer to Seller the Purchase Price in immediately available funds to the following account(s):

[insert wire transfer instructions]

2. Representations and Warranties of the Parties.  Each Party hereby represents and warrants to each other Party that (a) if it is an entity, (i) it is existing and in good standing in the jurisdiction in which it was form and (ii) it has all requisite power and authority, corporate and otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby (the “Transactions”) (b) he, she or it has duly and validly executed and delivered this Agreement; (d) this Agreement constitutes his, her or its valid and binding obligation enforceable against him, her or it in accordance with its terms; (c) the execution and delivery of this Agreement and the consummation of the Transactions does not require the consent of, or notice to, any Person, except those that have been obtained, or breach any agreement to which he, she or it is a party, subject or otherwise bound; and (d) he, she or it reviewed this Agreement with his, her or its advisors to the extent he, she or it deemed it advisable.

3. Additional Representations, Warranties and Covenants of Seller.  Seller represents, warrants and acknowledges to Purchaser as follows: (a) Seller is the sole owner, beneficial, of record and otherwise, of the MM Company Interests; (b) all MM Company Interests are free and clear of any Encumbrances; (c) any and all outstanding membership certificates to the extent evidencing the MM

___________________________
1 Insert if Purchaser is a Person other than the ROI Member.

Company Interests, if any, in the possession or control of Seller (including the possession or control of attorneys) have been delivered to, and properly endorsed in favor of, as applicable, Purchaser, and if any such certificates have not been so delivered, the same are hereby cancelled and have no further force or effect; (d) there is no pending or threatened litigation or other Claim against Seller that will or could have any adverse effect on the MM Company Interests, and (e) upon giving effect to the Transactions, Seller (i) shall cease to have any interest of any kind or nature in MM Company Interests or the Company and (ii) hereby, irrevocably and unconditionally, fully and forever, releases and discharges the Company, the ROI Member, the REIT Investor and each of their respective Affiliates and Representatives (collectively, “Releasees”) from any and all Claims, obligations and liabilities that exist of the date hereof to the extent the same relate to the MM Company Interests, the LLC Agreement or the Company, provided, that the foregoing release and discharge shall not apply to any written contract, other than the LLC Agreement, between Seller, on the one hand, and any one or more Releasees, on the other hand.

4. General Indemnity.  Seller, on the one hand, and Purchaser, on the other hand (in such capacity, Seller or Purchaser, as the case may be, being referred to herein as “Indemnitor”) hereby agree to indemnify, defend and hold harmless the other and each of the other’s equityholders, officers, directors, Affiliates, Representatives, successors and assigns (each an “Indemnitee”), from and against any Losses incurred by any Indemnitee that arise out of or otherwise relate to any breach or violation of any representation, warranty or agreement of Indemnitor set forth in this Agreement.  “Losses” means all liabilities, losses, damages, costs or expenses (including reasonable attorneys’ fees and expenses), Claims, orders or proceedings of any kind or nature.

5. Other Provisions.

(a) Preparation of this Agreement shall for all purposes be deemed to be the joint efforts of the Parties.  No provision of this Agreement shall be construed more severely against any Party.

(b) Without limiting the generality of any provision hereof, each Party shall, from time to time, do any and all acts and things as may reasonably be required to carry out the terms hereof and to consummate the Transactions.

(c) This Agreement shall inure to the benefit of, be binding upon and be enforceable by and against the Parties and their respective successors and assigns.

(d) Except to the extent otherwise provided in this Agreement, all rights and remedies of the Parties under any provision hereof shall be in addition to any other rights and remedies provided for by any law, including equitable remedies.  All such rights and remedies shall be independent and cumulative.  All such rights and remedies may be exercised concurrently or separately.  The exercise of any one right or remedy shall not directly or indirectly preclude or waive the exercise of any other right or remedy.

(e) Titles of Sections or Subsections are for convenience only.  Such titles shall not modify rights or obligations hereunder.  All references herein to a Section or Subsection refer to the corresponding Section or Subsection of this Agreement unless specific reference is made to a Section or Subsection of another document.  The singular includes the plural, and vice versa.

(f) If any provision hereof or the application thereof to any Person(s) or circumstance(s) is invalid or unenforceable to any extent, (i) the remainder of this Agreement and the application of such provision to other Person(s) or circumstance(s) shall not be affected thereby, and (ii) each such provision that is not wholly unenforceable shall be enforced to the greatest extent permitted by applicable law.

3

(g) This Agreement may be executed in two (2) or more counterparts, and may be delivered by fax, PDF or otherwise.

(h) This Agreement is solely for the benefit of the Parties and no other Person is intended to be or is a third party beneficiary of this Agreement, provided that a Party may in addition exercise rights for the benefit of one or more Indemnitees.

(i) Each Party will pay the fees and expenses of his or its advisors.

(j) All representations and warranties made by the Parties in this Agreement shall survive, without limitation as to time, regardless of any investigation made by any other Party.

(k) This Agreement, and the respective rights and obligations of the Parties hereunder, shall be construed under and be governed by the laws of the State of Delaware without regard to its conflicts of laws provision.  All disputes under this Agreement shall be litigated exclusively in state or federal courts located in borough of Manhattan, City of New York, State of New York (the “Agreed to Courts”), except that a Party shall not be limited to the use of the Agreed to Courts if no such Agreed to Court has jurisdiction.

(l) Each Party hereby waives to the extent not prohibited by applicable law, and agrees not to assert by way of defense or otherwise in any proceeding relating to this Agreement, any Procedural Claim.  “Procedural Claim”  means a claim that (i) such Party is not subject personally to the jurisdiction of the Agreed to Courts, (ii) such Party’s property is exempt or immune from attachment or execution, (iii) any such proceeding brought in an Agreed to Court should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than an Agreed to Court, or should be stayed by reason of the pendency of some other Proceeding in any court other than an Agreed to Court, or (iv) this Agreement or the subject matter hereof may not be enforced in or by an Agreed to Court

(m) EACH PARTY HEREBY WAIVES TRIAL BY JURY WITH RESPECT TO ANY MATTER RELATING TO THIS AGREEMENT.

(n) This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof.  This Agreement supersedes all prior or contemporaneous communications, whether oral or written, between or among the Parties as to the subject matter hereof.  No amendment or modification of, or waivers relating to, this Agreement shall be valid or binding upon any Party unless made in writing and executed by such Party.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above set forth.

OPTION PURCHASER/PURCHASER [insert name(s) of Purchaser] By:____________________________________ Name:____________________________________ Title:____________________________________
MM MEMBER GROUP/SELLER [insert name(s) of Seller] By:____________________________________ Name:____________________________________ Title:____________________________________

EXHIBIT “Q’

ASSIGNMENT OF PENDING TAX APPEAL

ASSIGNMENT OF PENDING TAX APPEAL (this “Assignment”) made as of the ____ day of __________, 2010 by and between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company, and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Assignor”), and ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company  (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor has simultaneously herewith conveyed to the Assignee all of Assignor's right, title and interest in and to the premises commonly known as Phillips Ranch Shopping Center, and located at 4-16 Village Loop Road, Pomona, California (the “Premises”), and in connection therewith, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to that certain pending Application for Changed Assessment 2009/10 (Application Number 2009 002252), submitted by Robert Katkowski of MCC Realty Management, Inc. to the County of Los Angeles Assessment Appeals Board on July 24, 2009  (the “Pending Tax Appeal”).

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest, if any, of Assignor in and to the Pending Tax Appeal;

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof.

2. Assignor hereby designates Assignee as the petitioner pursuant to the Pending Tax Appeal and hereby agrees to promptly execute, acknowledge and deliver such consents, authorizations, affidavits and other documents requested by Assignee or the City of Pomona to effectuate such designation and to cause Assignee to be substituted as the petitioner under the Pending Tax Appeal (in place of Robert Katkowski, MCC Realty Management, Inc. or such other current petitioner) and/or to confirm the foregoing assignment of the Tax Appeal to the Assignee.  Assignor hereby agrees that, from and after the date of this Assignment, Assignee shall have the sole right to act as the petitioner of the Pending Tax Appeal and to direct and/or settle, in its sole discretion, the Pending Tax Appeal.

3. Assignor hereby represents to Assignee that, except for the July 24, 2009 Application referenced in the recital of this Assignment, there have been no subsequent filings, hearings or appearances by Assignor (or Robert Katkowski or MCC Realty Management) related to the Pending Tax Appeal.

4. Subject to the rights of any tenants of the Premises under their respective leases to any tax refund received in respect of the Pending Tax Appeal, any refund received in respect of the Pending Tax Appeal shall be shared by Assignor and Assignee in proportion to the respective number of days in the underlying tax fiscal year that each party owned the Premises.

5. This Assignment shall be binding on Assignor and its successors, assigns and legal representatives and shall inure to the benefit of the Assignee and its successors, assigns and legal representatives.

6. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.  The entities comprising Assignor shall be jointly and severally liable for the obligations and liabilities of Assignor hereunder.

7. Without limiting the foregoing, Assignor agrees to do such other and further acts and things, and to execute and deliver such instruments and documents as Assignee may reasonably request from time to time, whether on or after the date hereof, in furtherance of the purposes of this Assignment.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: CMP Phillips SPE, Inc.,
a California corporation,
its manager

By: ______________________________________
       Michael D. McCarthy, its president

MCC PHILLIPS, LLC a Delaware limited liability company By: ______________________________________ Name: Michael D. McCarthy Title: Managing Director

EXHIBIT “R”

BLOCKBUSTER LEASE AMENDMENT

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE (this “Amendment”) is made as of ______________, 2010 between ROIC PHILLIPS RANCH, LLC (“Landlord”) and PHILLIPS HOME ENTERTAINMENT, LLC d/b/a Blockbuster Video (“Tenant”).

WITNESSETH:

WHEREAS, Tenant and Landlord’s predecessor in interest have entered into that certain Lease dated as of November 5, 2003, as amended by that certain Amendment to Lease dated as of November 11, 2004 (collectively, the “Lease”) pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain premises known as Unit 14A located in Phillips Ranch Shopping Center, Pomona, California, as more particularly described in the Lease (the “Premises”); and

WHEREAS, in Tenant has been in arrears with respect to rent payable under the Lease since January, 2008; and

WHEREAS, Landlord has not heretofore exercised its remedies under the Lease with respect such arrearage (the “Forebearance”);

WHEREAS, Landlord and Tenant are desirous of modifying and amending the Lease upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the Forebearance and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. The preamble and recitals to this Amendment are hereby incorporated herein by reference and made a part of this Amendment.

2. Notwithstanding any provision of the Lease to the contrary, Landlord shall have the option (“Termination Option”) to terminate the Lease at any time by delivering ten (10) days’ written notice of such termination to Tenant, in which event the term of the Lease shall come to an end and expire on the date set forth in Landlord’s notice as if such date were the expiration date of the Lease.  Upon such termination, Tenant shall deliver the Premises to Landlord in the condition required under the Lease on the expiration of the term thereof, and neither party shall have any rights or obligations under the Lease except those that expressly survive termination.

3. Nothing contained herein shall be deemed to require Landlord to exercise the Termination Option or to continue the Forebearance; nor shall any provision hereof be deemed a waiver of any of Landlord’s rights and remedies under the Lease, at law and in equity, all of which are hereby expressly reserved.

4. Except as herein modified and amended, the Lease is hereby ratified and confirmed and remains in full force and effect, subject to and in accordance with the terms, covenants, conditions and provisions therein set forth.

5. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart.  Each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have hereinto set their hands and seals as of the date first written above.

LANDLORD: ROIC PHILLIPS RANCH, LLC

By:______________________________
Name: John B. Roche Title: CFO

TENANT:
PHILLIPS HOME ENTERTAINMENT, LLC d/b/a Blockbuster Video
By:______________________________
Name: Title:

EXHIBIT “S”

TENANT ESTOPPEL CERTIFICATE

TENANT:__________________________________________________________________

STORE NO:__________________________ (“Premises”) at Phillips Ranch Shopping Center (“Shopping Center”)

ADDRESS:  Pomona, California

The undersigned hereby certifies the following:

(a) The undersigned is the present tenant of the Premises pursuant to that certain Lease dated as set forth on Exhibit A hereto, by and between ___________________________, as Landlord, and _______________________________, as Tenant (“Lease”).  The Lease is in full force and effect and has not been modified or amended except as set forth on Exhibit A hereto.  Except for the documents listed on Exhibit A, there are no written or oral agreements between landlord and the tenant relating to the Premises [except for an oral arrangement wherein until the sooner of the date that a new anchor grocery store (“Anchor Store”) opens for business at the Center or March 1, 2010 (“Deferred Rent Expiration Date”), the Tenant agrees to pay what it can afford per month in respect of the monthly rent owing under the Lease. Effective the Deferred Expiration Date, full monthly rent payments as set forth in the Lease shall resume].  The undersigned has not subleased or licensed any portion of the Premises.

(b) The current term of the lease expires on _______________ Said Lease contains no renewal options.

(c) The current monthly base rental of $__________________ and estimated additional rental for operating expenses and taxes of $__________________ have been paid through ________________________, 20__.  No advance rental has been paid.

(d) A cash security deposit of $ _____________ has been paid and is still held by the landlord.

(e) As of the date hereof, the Landlord is not in default in the performance of its obligations under the Lease, nor does any condition exist which with the giving of notice of the passage of time, or both, would constitute a default by Landlord under the Lease; and there are no claims, disputes or defenses outstanding with respect to the Lease.

(f) The undersigned has accepted possession of the Premises and is now occupying the Premises.  Any improvements to be made by the Landlord have been completed to the satisfaction of the undersigned and the lease term has commenced and full rental is now accruing thereunder.  All tenant inducements and/or allowances owing to the undersigned have been paid in full.  All improvements and/or build-out obligations with respect to the Premises, if any, required to be made by the landlord have been completed and are satisfactory to the Tenant.

S-1

(g) The undersigned is entitled to no credit, offset or deduction in rent except as provided in the Lease.

(h) The undersigned has no rights or options to expand the Premises except as may be set forth in the Lease.

(i) No assignments, subleases, mortgages, hypothecation, or other transfers or any of Tenant’s interest in the Lease are currently in effect except as set forth on Exhibit A hereto.

(j) The undersigned has no right to remove any property from the Premises except as set forth in the Lease including its trade fixtures and personal property.

(k) Said Lease contains no option to purchase, nor are there any covenants contained in said Lease or any other instrument whereby the undersigned has a right to acquire, an interest in and to said land and improvements.

(l) The person signing this Estoppel Certificate is duly authorized to sign this Certificate on behalf of Tenant.

The information contained in this Certificate may be relied upon by Retail Opportunity Investments Corp. or its assignee (“Buyer”) and any lender of Buyer in connection with the contemplated sale of the Shopping Center to Buyer.

TENANT:

______________________________

By: ______________________________
Name: ______________________________
Title:______________________________

Date: ___________ __, 20__

S-2

EXHIBIT “T”

REA ESTOPPEL CERTIFICATE

Re:
Reciprocal Easement and Operating Agreement and Declaration of Covenants, Conditions and Restrictions, dated as of April 14, 1997, between Phillips Village Associates, L.P. (“Phillips Village”) and Liborio and Ruby J. Turriciano (“LRT”) recorded May 9, 1997 in the Recorder’s Office of Los Angeles County, California, as Instrument No. 97 702755 (the “REA”)

Premises:	Phillips Ranch Shopping Center 4, 8, 10, 12, 14, 16 Village Loop Road Pomona, California

To Whom It May Concern:

The undersigned understands that CMP Phillips Associates, LLC and MCC Phillips, LLC (collectively, “Owner”) contemplate the sale of Seller’s interest in the Premises to ROIC Phillips Ranch, LLC (“Buyer”) and that in connection therewith, Owner has requested that the undersigned, as a party to the REA, deliver this Estoppel Certificate.  Owner is the successor in interest to Phillips Village as the owner of the Premises and the undersigned is the successor in interest to LRT under the REA.

The undersigned, as the owner of the parcel other than the Premises which is benefited and/or burdened by the REA (the “Graziano’s Parcel”), hereby certifies to Buyer and its successors and assigns in connection with the contemplated sale of the Premises to Buyer, the following:

1. The REA is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as set forth above;

2. Neither Owner nor the undersigned is in default of any of their respective obligations under the REA;

3. The undersigned currently pays the monthly sum of $__________ to Seller in respect of its share of the cost of operating and maintaining common areas of the Graziano’s Parcel and the Premises.  All payments due pursuant to the REA have been paid through _______________, 20__; and no such charges have been paid more than one (1) month in advance of their due date.  No amounts are owing by Owner to the undersigned under the REA; and

4. The undersigned is duly authorized to execute this Estoppel Certificate.

T-1

The undersigned understands that Buyer will be relying on this Estoppel Certificate and that the undersigned will be bound by this Estoppel Certificate.

______________________________
RUBY JEAN TURRICIANO, Trustee of
Turriciano Living Trust, dated May 17, 2010

Date: ___________ __, 2010

T-2

EXHIBIT “U”

CONOCOPHILLIPS NOTICE LETTER

___________, 2010

[Name]
[Company]
[Mailing Address]
[City, State, Zip]

Re:
License Agreement, dated October 19, 2007, between CMP Phillips Associates, LLC and ConocoPhillips Company, as amended by Amendment to License Agreement, dated February 25, 2009, between CMP Phillips Associates, LLC and ConocoPhillips Company (collectively, the “License Agreement”)

  Dear [  ]:

Please be advised that, as of the date set forth above, the real property commonly known as Phillips Ranch Shopping Center located at 4-16 Village Loop Road, Pomona, California (“Shopping Center”) was purchased by ROIC Phillips Ranch, LLC (“New Owner”).

For property management issues, please contact Michael McCarthy at (___) ___-____.

For notices and all other purposes under the License Agreement, the address for the New Owner is:

Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, NY 10577
Attn:  Rich Schoebel

The instructions set forth herein are irrevocable and are not subject to modification in any manner except that New Owner and any successor owner of the Shopping Center identified in writing by New Owner, may by written notice to you rescind or revise the instructions contained herein.

Very truly yours,

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: CMP Phillips SPE, Inc.,
a California corporation,
its manager

U-1

By: ______________________________ Michael D. McCarthy, its president

MCC PHILLIPS, LLC a Delaware limited liability company BY: ________________________________ Name: Michael D. Mccarthy Title: Managing Director

U-2

EXHIBIT “V”

REA PARTY NOTICE LETTER

___________, 2010

[Name]
[Company]
[Mailing Address]
[City, State, Zip]

Re:
Reciprocal Easement and Operating Agreement and Declaration of Covenants, Conditions and Restrictions, dated as of April 14, 1997, between Phillips Village Associates, L.P. and Liborio and Ruby J. Turriciano recorded May 9, 1997 in the Recorder’s Office of Los Angeles County, California, as Instrument No. 97 702755 (the “REA”)

  Dear [  ]:

Please be advised that, as of the date set forth above, the real property commonly known as Phillips Ranch Shopping Center located at 4-16 Village Loop Road, Pomona, California (“Shopping Center”) was purchased by ROIC Phillips Ranch, LLC (“New Owner”).  The undersigned hereby irrevocably instructs and authorizes you to hereafter make all payments that are due to the owner of the Shopping Center under the REA payable to ROIC Phillips Ranch, LLC and deliver such payments to:

Retail Opportunity Investments Corp.
P.O. Box 100081
Pasadena, CA 91189-0081

For property management issues, and billing and collection issues, please contact Michael McCarthy at (___) ___-____.

For notices and all other purposes under the REA, the address for the New Owner (“New Owner’s Address”) is:

Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, NY 10577
Attn:  Rich Schoebel

Please revise your liability insurance coverage to have the New Owner listed as an additional insured, and please provide a copy of such revised certificate of insurance promptly to the New Owner at the New Owner Address.

V-1

The instructions set forth herein are irrevocable and are not subject to modification in any manner except that New Owner and any successor owner of the Shopping Center identified in writing by New Owner, may by written notice to you rescind or revise the instructions contained herein.

Very truly yours,

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: CMP Phillips SPE, Inc.,
a California corporation,
its manager

V-2

EXHIBIT “W”

HOLDBACK ESCROW AGREEMENT

This HOLDBACK ESCROW AGREEMENT (“Escrow Agreement”) is dated as of _____________, 2010, between CMP PHILLIPS ASSOCIATES, LLC, a California limited liability company and MCC PHILLIPS, LLC, a Delaware limited liability company (collectively, “Seller”), ROIC PHILLIPS RANCH, LLC, a Delaware limited liability company (“Purchaser”), and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of February 1, 2010 (“Purchase Agreement”) with respect to the sale by Seller to Purchaser of that certain shopping center known as Phillips Ranch Shopping Center, located at 4-16 Village Loop Road, Pomona, California, as more particularly described in the Purchase Agreement (the “Property”); and

WHEREAS, those certain groundwater monitoring wells installed at the Property in connection with the Village Cleaner SLIC Case No. 0442 require abandonment in accordance with applicable local and state regulations (“Well Abandonment Work”); and

WHEREAS, in connection with the closing and conveyance of the Property by Seller to Purchaser, Seller and Purchaser have agreed that Purchaser shall, at Seller’s cost, engage a duly qualified and licensed environmental consultant or engineer (“Environmental Consultant”) to perform the Well Abandonment Work in accordance with a final, written proposal to be provided by Environmental Consultant to Purchaser (“Proposal”); and

WHEREAS, in order to provide the funds to pay for the Well Abandonment Work to be performed pursuant to the Proposal, the parties are entering into this Escrow Agreement whereby Seller is depositing with the Escrow Agent the sum of Thirteen Thousand Five Hundred and No/100 Dollars ($13,500.00) (together with any undisbursed interest thereon, the “Escrow Fund”) to be held and disbursed in accordance with the provisions of this Escrow Agreement;

NOW, THEREFORE, in consideration of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent hereby agree as follows:

1. Receipt of the Escrow Fund is hereby acknowledged by Escrow Agent.  Escrow Agent agrees to hold the Escrow Fund in escrow and disburse the Escrow Fund in accordance with the terms of this Escrow Agreement.

2. Purchaser shall provide copies of the Proposal to Seller and Escrow Agent promptly following Purchaser’s receipt of same.

3.Purchaser shall have the right to requisition payment out of the Escrow Fund in the amount of any invoice received by Purchaser from Environmental Consultant for Well Abandonment Work rendered pursuant to the Proposal by sending a written notice to Escrow Agent and Seller specifying the amount being requested (the “Requisition Notice”) accompanied by a copy of Environmental Consultant’s invoice for the requisitioned payment amount.  Within seven (7) days after receipt of a Requisition Notice, provided that Seller has not within such seven (7) day period given Escrow Agent any written objection thereto made in good faith and supported by a reasonably detailed explanation for such objection, Escrow Agent shall disburse out of the Escrow Fund the amount shown on the invoice included with such Requisition Notice either (a) directly to Environmental Consultant (and provide evidence of payment made to Environmental Consultant to Seller and Purchaser) or (b) to Purchaser if Purchaser includes with its Requisition Notice evidence that Purchaser has paid to Environmental Consultant the amount shown on the invoice for which reimbursement is being requisitioned.

4. Within seven (7) days after receipt of written notice from Purchaser that all Well Abandonment Work under the Proposal has been performed and paid for in full, Escrow Agent shall pay the undisbursed portion of the Escrow Fund, if any, to Seller.

5. In the event that the Escrow Fund shall be insufficient to cover all costs associated with the Well Abandonment Work, Purchaser shall pay such excess cost and the amount thereof shall be offset against any distributions in respect of Profits Interest owing to MCC Realty III, LLC under the Operating Agreement.

6. Escrow Agent shall invest the Escrow Fund in an FDIC insured account at a commercial bank having an office in the State of California.  The rate of interest or yield need not be the maximum available and Escrow Agent shall have no liability whatsoever therefor.  Seller shall be responsible for paying all taxes on any interest earned on the Escrow Fund.  The obligations in this paragraph shall survive the disbursement of the Escrow Funds.

7. In the event that a dispute shall arise as to the disposition of the Escrow Fund or any other funds held hereunder in escrow, Escrow Agent shall have the right, at its option, to either hold the same or deposit the same with a court of competent jurisdiction pending a final non-appealable decision of such court, and Escrow Agent shall be entitled to rely upon the decision of such court.

8. Escrow Agent shall have no liability whatsoever arising out of or in connection with its activity as escrow agent provided it does not act in bad faith, gross negligence or in willful disregard of the terms of this Escrow Agreement and Seller and Purchaser jointly and severally agree to indemnify and hold harmless Escrow Agent from all loss, cost, claim, damage, liability and expenses (including reasonable attorneys’ fees) which may be incurred by reason of its acting as escrow agent unless caused by Escrow Agent’s bad faith, gross negligence or willful disregard of the terms of this Escrow Agreement.

9. Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment.  Escrow Agent may act in reliance upon (x) any instrument or signature believed to be genuine and duly authorized, and (y) advice of counsel in reference to any matter or matters connected therewith.

10. In the event of a dispute concerning disposition of the Escrow Fund, the party to whom the Escrow Fund is finally awarded by a court of competent jurisdiction shall be entitled to be reimbursed by the other party for its reasonable legal fees incurred in the dispute.

11. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. This Escrow Agreement shall be binding upon and inure to the benefit of Seller, Purchaser, Escrow Agent and their respective successors, assigns and legal representatives.

13. This Escrow Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and shall not be modified or amended without the express written consent of the parties hereto.  This Escrow Agreement may be executed in counterparts.

14. All notices or other communications hereunder to either party shall be (i) in writing and shall be deemed to be given or made (as the case may be) on the earlier to occur of (a) actual receipt or (b) the third (3rd) business day after deposit of both the original and copy as provided below in a regularly maintained receptacle for the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed as provided hereinafter, and (ii) addressed as set forth on the signature page of this Escrow Agreement.  Notices and other communications may also be given by overnight courier service or United States Express Mail, in which event, the notice shall be deemed delivered on the next business day in the event overnight courier service or United States Express Mail (in each case with next business day delivery specified) is used.  The attorneys for Seller and Purchaser may give notices and/or communications on behalf of their respective clients.

15. Except as defined herein, all capitalized terms used in this Escrow Agreement shall have the meanings given to such terms in the Purchase Agreement.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Escrow Agreement has been duly executed as of the date above written.

SELLER:

CMP PHILLIPS ASSOCIATES, LLC
a California limited liability company

By: CMP Phillips SPE, Inc.,
a California corporation,
its manager

By: ___________________________
Michael D. McCarthy, its president

PURCHASER: ROIC PHILLIPS RANCH, LLC a Delaware limited liability company By:___________________________ Name: Title:
MCC PHILLIPS, LLC a Delaware limited liability company By:___________________________ Name: Michael D. McCarthy Title: Managing Director

 [Signatures continue on following page.]

ESCROW AGENT:

FIRST AMERICAN TITLE
INSURANCE COMPANY

By:___________________________
Name:_________________________
Title:__________________________

MCC Realty III, LLC hereby executes this Escrow Agreement solely for the purpose of acknowledging and agreeing to the provisions contained in Paragraph 5 of this Escrow Agreement.

MCC REALTY III, LLC

By: ________________________
Name:  Michael D. McCarthy
Title:    Manager

Address for Notices to Escrow Agent:
First American Title Insurance Company
777 S. Figueroa St., Suite 400
Los Angeles, California 90017
Attn:           Barbara Laffer

Address for Notices to Purchaser: c/o Retail Opportunity Investments Corp. 3 Manhattanville Road, 2nd Floor Purchase, New York 10577 Attn: Richard Schoebel	Address for Notices to Seller: c/o MCC Realty Management 9595 Wilshire Boulevard, Suite 214 Beverly Hills, California 90212 Attn: Michael McCarthy
with a copy to:	with a copy to:
Sills Cummis & Gross, P.C. One Rockefeller Plaza New York, NY 10020 Attn: Edwin Weinberg, Esq.	Resch Polster & Berger LLP 9200 Sunset Boulevard, 9th Floor Los Angeles, California 90069 Attn: Real Estate Notices (RMR/NR)

SCHEDULE “1.3”

PERSONAL PROPERTY

Premises                                                Personal Property

6-CD Village Loop Road                     Yogurt Machines
Tables and Chairs
Refrigeration systems
POS System

10 Village Loop Road                          Refrigeration systems

14-C Village Loop Road                      Cappuccino Machine
Coffee Dispensers & Supplies
Computer
POS System
Furniture, Chairs, Tables, etc.

Schedule "1.3"

SCHEDULE “1.5”

SCHEDULE OF LEASES

1. Aim Mail Center
Lease dated June 7, 2006
Amendment No. 1 dated July 13, 2006
Oral Arrangements: Tenant is to pay what it can afford, balance owed to accrue

2. New Community Church
Lease dated July 20, 2004
Amendment No. 1 dated November 2, 2004
Lease Extension dated August 11, 2008
TI Allowance: Replacement of Carpet, New Door Sign. No dollar amounts were assigned. Bid/Proposal requires Landlord's approval

3. Sahara Café
Lease dated September 1, 2003
Assignment No. 1 dated May 12, 2004
Assignment No. 2 dated September 30, 2005
Oral Arrangements: Tenant is to pay $6,000 gross rent/month, balance owed to accrue
TI Allowance: Remaining - $2,087.68

4. Ranch Liquor
Lease undated (Year 2004)
Guaranty of Lease, dated September 28, 2005
Assignment of Lease dated October 31, 2005
Option to Renew Letter dated April 28, 2009

5. Pro Nails and Spa
Lease dated June 22, 2004
Amendment No. 1 dated October 2004
Amendment No. 2 dated December 11, 2004
Sublease Agreement, dated September 25, 2007
Landlord's Consent to Sublease dated October 1, 2007
Landlord's Consent to Sublease No. 2 dated May 29, 2008
Oral Arrangements: Tenant is to pay $2,600 gross rent/month, balance owed to accrue

6. Phillips Ranch Youth World
Lease undated
Options: Two (2) options, Five (5) years each

7. Precise Christian Academy
Lease dated January 5, 2009
Amendment No. 1 dated January 8, 2009
Oral Arrangements: Tenant is to pay what it can afford, balance owed to accrue

Schedule "1.5"

8. Phillips Ranch Pharmacy
Lease dated April 22, 2005
Occupancy Notice dated August 6, 2005

9. ConocoPhillips
Ground Lease dated October 9, 1981
Option to Extend Letter dated December 10, 1991
Option to Extend Letter dated January 24, 1997
Option to Extend Letter dated January 29, 2002
Option to Extend Letter dated January 22, 2007
Indemnity Agreement dated October 22, 1992
Environmental Indemnity Agreement dated March 4, 1993
License Agreement dated February 1, 1994
License Agreement dated April 26, 1999
License Agreement dated October 19, 2007
Amendment to License Agreement dated February 25, 2009
Tenant has gone dark, still is to pay rent.
Tenant is to pay a CPI Increase annually in January

10. Casa Jimenez
Lease dated June 22, 2004
Options: One (1) option, Five (5) years

11. Angel's Animal Care
Lease dated February 11, 1997
Tenant is currently Month to Month
Oral Arrangements: Tenant is to pay $1,800 gross/month, balance does not accrue for Tenant.

12. Lawrence Pirrone/State Farm
Lease dated July 7, 2004
Amendment No. 1 dated October 29, 2004
Confirmation of Option Letter dated October 12, 2005
Lease Extension dated June 18, 2008
Tenant is currently Month to Month.

13. Dr. Howard Glassman
Lease dated October 14, 2004
Amendment No. 1 dated December 13, 2004
Amendment No. 2 dated June 14, 2005

14. Elite Dental Specialties
Lease dated June 14, 2005
Oral Arrangements: Tenant is to pay what it can afford, balance to accrue

15. H&R Block

Schedule "1.5"

Lease dated May 31, 2006
Start Date Agreement dated June 16, 2006
Options: One (1) option, Five (5) years
Tenant has gone dark, is still to pay rent.

16. SuperWok
Lease dated June 23, 2004
Amendment No. 1 dated April 25, 2005
Amendment No. 2 dated October 30, 2006
Assignment No. 1 dated April 25, 2005
Assignment No. 2 dated November 8, 2006
Options: One (1) option, Five (5) years
Oral Arrangements: Tenant is to pay what it can afford, balance to accrue

17. Style Cuts
Lease dated November 1, 2004
Occupancy Notice dated April 28, 2005
Assignment of Lease dated August 25, 2005
Options: Two (2) options, Five (5) years each

18. Village Cleaners
Lease dated October 13, 2000
Assignment of Lease dated December 31, 2002
Assignment of Lease dated April 3, 2006
Tenant is to pay a CPI increase annually in November, floor of 4% and ceiling of 6%.
Options: Two (2) options, Five (5) years each

19. Blockbuster
Lease dated November 5, 2003
Amendment No. 1 dated November 11, 2004
Tenant currently is not paying rent.

20. Great Harvest
Lease dated July 31, 2009
Lease Guaranty dated July __, 2009
Promissory Note Secured by Security Agreement dated July 16, 2009
Security Agreement dated July 16, 2009
State and County UCC-1 Financing Statements
Occupancy Notice dated August 1, 2009
Occupancy Notice Amendment dated January 25, 2009
Amendment dated January 26, 2010
Leasing Commission: $5/rsf, as finally measured

21. Imperial Spa
Lease dated November 11, 2009
Occupancy Notice dated November 12, 2009

Schedule "1.5"

Leasing Commission: $5/rsf, as finally measured
Tenant Improvement Allowance: $50/rsf, as finally measured

22. Graziano's
Reciprocal Easement and Operating Agreement dated April 14, 1997

Schedule "1.5"

Database: MCCPROP
Bldg Status: Active only

Page: 1
Date: 1/19/2010
Time: 04:48 PM

Rent Roll
Phillips Village Center
1/19/2010

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Vacant Suites													
020101 -10	Vacant			3,000									
020101 -12C	Vacant			1,225									
020101 -12D	Vacant			1,470									
020101 -12L	Vacant			1,200									
020101 -12N	Vacant			2,725									
020101 -12S	Vacant			6,243									
020101 -12V	Vacant			1,566									
020101 -12W	Vacant			2,210									
020101 -12Y	Vacant			1,998									
020101 -14B	Vacant			1,178									
020101 -4B4	Vacant			770									
020101 -4B6	Vacant			1,203									
020101 -4B7	Vacant			536									
020101 -4B8	Vacant			665									
020101 -6CD	Vacant			1,732									
020101 -8C	Vacant			1,000									
Occupied Suites													
020101 -12A	Sahara Cafe	10/1/2003	12/31/2014	3,500	5,775.00	19.80	826.98		583.99	RNT	1/1/2012	6,500.00	22.29
020101 -12E	H&R Block	6/1/2006	4/30/2011	1,285	3,369.97	31.47	297.55		214.41	RNT	5/1/2010	3,471.07	32.41
020101 -12F	Pro Nails and Spa	10/20/2004	10/19/2014	1,278	2,517.20	23.64	301.96		213.24	RNT	12/18/2010	2,592.72	24.34
										RNT	12/18/2011	2,670.50	25.08
										RNT	12/18/2012	2,750.61	25.83
										RNT	12/18/2013	2,833.13	26.60
020101 -12G&H	Imperial Spa	11/12/2009	11/30/2029	23,009						RNT	5/12/2011	10,545.79	5.50
										RNT	5/12/2012	21,091.58	11.00
										RNT	12/1/2014	23,728.03	12.37

Schedule "1.5"

Database: MCCPROP
Bldg Status: Active only

Rent Roll
Phillips Village Center
1/19/2010

Page: 2
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	12/1/2019	26,694.03	13.92
										RNT	12/1/2024	30,030.78	15.66
020101 -12J	Great Harvest Market	8/1/2009	7/31/2029	30,456						RNT	8/1/2010	7,614.00	3.00
										RNT	8/1/2011	15,228.00	6.00
										RNT	8/1/2012	22,842.00	9.00
										RNT	8/1/2014	25,380.00	10.00
										RNT	8/1/2017	27,918.00	11.00
										RNT	8/1/2019	30,456.00	12.00
										RNT	8/1/2024	35,024.40	13.80
020101 -12M	Village Cleaners	11/1/2000	10/31/2010	1,625	4,740.59	35.01	383.95		271.14				
020101 -12P	Glassman Specialty Office	9/15/2005	9/14/2015	1,932	3,805.35	23.64	456.49		322.36	RNT	9/15/2010	3,919.51	24.34
										RNT	9/15/2011	4,037.09	25.08
										RNT	9/15/2012	4,158.20	25.83
										RNT	9/15/2013	4,282.95	26.60
										RNT	9/15/2014	4,411.44	27.40
020101 -12Z	Ranch Liquor	1/1/2005	12/31/2014	3,000	3,862.50	15.45	708.83		500.56	RNT	1/1/2011	3,978.38	15.91
										RNT	1/1/2012	4,097.73	16.39
										RNT	1/1/2013	4,220.66	16.88
										RNT	1/1/2014	4,347.28	17.39
020101 -14A	Blockbuster	2/1/2004	12/31/2015	3,322	6,412.43	23.16	1,061.03		554.29	RNT	2/1/2012	7,043.70	25.44
020101 -16	Conoco Phillips Company	8/1/1982	7/31/2012	1,836	5,890.75	38.50							
020101 -2	Graziano's	9/1/2005	10/30/2015	0			892.74						
020101 -4A1	Phillips Ranch Youth World	7/1/2004	6/30/2014	5,100	8,868.46	20.87	1,193.48		850.95	RNT	9/1/2010	9,134.51	21.49
										RNT	9/1/2011	9,408.54	22.14
										RNT	9/1/2012	9,690.80	22.80
										RNT	9/1/2013	9,981.52	23.49
020101 -4B1	New Community Church	8/1/2004	7/31/2012	3,701	4,574.44	14.83	1,120.41		617.52	RNT	8/1/2010	4,711.67	15.28
										RNT	8/1/2011	5,366.45	17.40
020101 -4B10	Deno Price and Tanya Price	1/5/2009	1/31/2021	3,092	5,101.80	19.80	908.90		501.78	RNT	2/1/2010	5,254.85	20.39
										RNT	2/1/2011	5,412.50	21.01
										RNT	2/1/2012	5,574.88	21.64
										RNT	2/1/2013	5,742.13	22.29
										RNT	2/1/2014	5,914.39	22.95
										RNT	2/1/2015	6,091.82	23.64
										RNT	2/1/2016	6,274.57	24.35
										RNT	2/1/2017	6,462.81	25.08
										RNT	2/1/2018	6,656.69	25.83
										RNT	2/1/2019	6,856.39	26.61
										RNT	2/1/2020	7,062.08	27.41
020101 -4B2	Dr. Glassman, DDS	10/1/2004	9/30/2014	2,430	4,902.68	24.21	735.63		405.45	RNT	10/1/2010	5,049.76	24.94

Schedule "1.5"

Database: MCCPROP
Bldg Status: Active only

Rent Roll
Phillips Village Center
1/19/2010

Page: 3
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	10/1/2011	5,201.26	25.69
										RNT	10/1/2012	5,357.29	26.46
										RNT	10/1/2013	5,518.01	27.25
020101 -4B5	Lawrence N. Pirrone/State Farm	7/12/2006	7/31/2009	770	1,266.19	19.73	233.11		128.48				
020101 -6AB	Casa Jimenez	7/1/2004	6/30/2016	3,450	6,795.27	23.64	815.16		575.64	RNT	9/1/2010	6,999.12	24.34
										RNT	9/1/2011	7,209.09	25.08
										RNT	9/1/2012	7,425.36	25.83
										RNT	9/1/2013	7,648.12	26.60
										RNT	9/1/2014	7,877.57	27.40
										RNT	9/1/2015	8,113.90	28.22
020101 -8A	Phillips Ranch Pharmacy	7/1/2005	8/7/2015	2,172	4,153.46	22.95	513.20		362.41	RNT	2/6/2010	4,278.06	23.64
										RNT	2/6/2011	4,406.40	24.34
										RNT	2/6/2012	4,538.59	25.08
										RNT	2/6/2013	4,674.75	25.83
										RNT	2/6/2014	4,814.99	26.60
										RNT	2/6/2015	4,959.44	27.40
020101 -8B2	Angels Animal Care	8/8/1997	8/7/2007	1,170	1,280.65	13.13	315.26		204.09				
020101 -8D	AIM Mail Center #126	7/7/2006	7/6/2016	1,300	2,925.00	27.00	321.12		226.77				
020101 -8E	Super Wok / Manpo, Inc.	9/1/2004	8/31/2016	1,430	2,735.31	22.95	337.88		238.60	RNT	9/1/2010	2,817.37	23.64
										RNT	9/1/2011	2,901.89	24.35
										RNT	9/1/2012	2,998.94	25.17
										RNT	9/1/2013	3,078.61	25.83
										RNT	9/1/2014	3,170.97	26.61
										RNT	9/1/2015	3,266.10	27.41
020101 -8F	Style Cuts	11/1/2004	10/31/2010	975	1,469.38	18.08	230.37		162.68	RNT	2/1/2010	1,426.58	17.56
										RNT	5/1/2010	1,469.38	18.08
Totals:	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43								
Total Phillips Village Center:													
	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43

Schedule "1.5"

Database: MCCPROP
Bldg Status: Active only

Rent Roll
Phillips Village Center
1/19/2010

Page: 4
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Grand Total:													
	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43

Schedule "1.5"

Database:	MCCPROP	Aged Delinquencies MCC Production Databases CMP Phillips Associates, LLC Period: 01/10	Page:	1
ENTITY:	020101		Date:	1/19/2010
			Time:	04:58 PM

Invoice Date		Category	Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
020101-000093		**AIM Mail Center #126** Christopher & Karrie Kapp		Master Occupant Id: AIMMAILC-2 8D Current			Day Due: 1 Last Payment:	Delq Day: 9 1/15/2010	1,250.00
6/1/2009	RNT	BASE RENT	CH	175.00	0.00	0.00	0.00	0.00	175.00
6/1/2009	TAX	PROPERTY TAX REIMB	CH	149.89	0.00	0.00	0.00	0.00	149.89
6/25/2009	WAT	WATER REIMBURSEMENT	CH	143.18	0.00	0.00	0.00	0.00	143.18
7/1/2009	CAM	COMMON AREA MAINTENA	CH	211.87	0.00	0.00	0.00	0.00	211.87
7/1/2009	INS	INSURANCE REIMBURS	CH	109.25	0.00	0.00	0.00	0.00	109.25
7/1/2009	RNT	BASE RENT	CH	2,925.00	0.00	0.00	0.00	0.00	2,925.00
7/1/2009	TAX	PROPERTY TAX REIMB	CH	226.77	0.00	0.00	0.00	0.00	226.77
8/1/2009	CAM	COMMON AREA MAINTENA	CH	211.87	0.00	0.00	0.00	0.00	211.87
8/1/2009	INS	INSURANCE REIMBURS	CH	109.25	0.00	0.00	0.00	0.00	109.25
8/1/2009	RNT	BASE RENT	CH	2,925.00	0.00	0.00	0.00	0.00	2,925.00
8/1/2009	TAX	PROPERTY TAX REIMB	CH	226.77	0.00	0.00	0.00	0.00	226.77
8/6/2009	WAT	WATER REIMBURSEMENT	CH	137.12	0.00	0.00	0.00	0.00	137.12
9/1/2009	CAM	COMMON AREA MAINTENA	CH	211.87	0.00	0.00	0.00	0.00	211.87
9/1/2009	INS	INSURANCE REIMBURS	CH	109.25	0.00	0.00	0.00	0.00	109.25
9/1/2009	RNT	BASE RENT	CH	2,925.00	0.00	0.00	0.00	0.00	2,925.00
9/1/2009	TAX	PROPERTY TAX REIMB	CH	226.77	0.00	0.00	0.00	0.00	226.77
10/1/2009	CAM	COMMON AREA MAINTENA	CH	211.87	0.00	0.00	0.00	211.87	0.00
10/1/2009	INS	INSURANCE REIMBURS	CH	109.25	0.00	0.00	0.00	109.25	0.00
10/1/2009	RNT	BASE RENT	CH	2,925.00	0.00	0.00	0.00	2,925.00	0.00
10/1/2009	TAX	PROPERTY TAX REIMB	CH	226.77	0.00	0.00	0.00	226.77	0.00
10/27/2009	WAT	WATER REIMBURSEMENT	CH	143.48	0.00	0.00	0.00	143.48	0.00
11/1/2009	CAM	COMMON AREA MAINTENA	CH	211.87	0.00	0.00	211.87	0.00	0.00
11/1/2009	INS	INSURANCE REIMBURS	CH	109.25	0.00	0.00	109.25	0.00	0.00
11/1/2009	RNT	BASE RENT	CH	2,925.00	0.00	0.00	2,925.00	0.00	0.00
11/1/2009	TAX	PROPERTY TAX REIMB	CH	226.77	0.00	0.00	226.77	0.00	0.00
12/1/2009	CAM	COMMON AREA MAINTENA	CH	211.87	0.00	211.87	0.00	0.00	0.00
12/1/2009	INS	INSURANCE REIMBURS	CH	109.25	0.00	109.25	0.00	0.00	0.00
12/1/2009	RNT	BASE RENT	CH	2,925.00	0.00	2,925.00	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	226.77	0.00	226.77	0.00	0.00	0.00
12/31/2009	WAT	WATER REIMBURSEMENT	CH	115.58	0.00	115.58	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	211.87	211.87	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	109.25	109.25	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	2,925.00	2,925.00	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	226.77	226.77	0.00	0.00	0.00	0.00
		AIM Mail Center #126 Total:		25,174.48	3,472.89	3,588.47	3,472.89	3,616.37	11,023.86
020101-000049		**Angels Animal Care** Bill Hah, DVM (909) 269-1177		Master Occupant Id: Angels-1 8B2 Current			Day Due: 1 Last Payment:	Delq Day: 2 1/15/2010	1,800.00
12/31/2009	WAT	WATER REIMBURSEMENT	CH	44.62	0.00	44.62	0.00	0.00	0.00
		Angels Animal Care Total:		44.62	0.00	44.62	0.00	0.00	0.00
020101-000046		**Blockbuster** Michael McCarthy (310) 228-3060		Master Occupant Id: Blockbus-1 14A Current			Day Due: 1 Last Payment:	Delq Day: 9 1/8/2008	7,427.55
1/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
1/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
1/1/2008	RNT	BASE RENT	CH	5,814.03	0.00	0.00	0.00	0.00	5,814.03
1/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
2/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
2/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
2/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
2/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63

Schedule "1.5"

Database: MCCPROP
ENTITY: 020101

Aged Delinquencies
MCC Production Databases
CMP Phillips Associates, LLC
Period: 01/10

Page: 2
Date: 1/19/2010
Time: 04:58 PM

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
3/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
3/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
3/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
3/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
4/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
4/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
4/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
4/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
5/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
5/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
5/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
5/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
6/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
6/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
6/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
6/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
7/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
7/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
7/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
7/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
8/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
8/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
8/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
8/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
9/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
9/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
9/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
9/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
10/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
10/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
10/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
10/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
11/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
11/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
11/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
11/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
12/1/2008	CAM	COMMON AREA MAINTENA	CH	893.55	0.00	0.00	0.00	0.00	893.55
12/1/2008	INS	INSURANCE REIMBURS	CH	269.61	0.00	0.00	0.00	0.00	269.61
12/1/2008	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
12/1/2008	TAX	PROPERTY TAX REIMB	CH	559.63	0.00	0.00	0.00	0.00	559.63
1/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
1/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
1/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
1/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
2/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
2/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
2/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
2/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
3/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
3/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
3/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
3/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
4/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
4/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
4/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
4/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
5/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
5/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04

Schedule "1.5"

Database: MCCPROP | Aged Delinquencies | Page: 3
ENTITY: 020101 | MCC Production Databases | Date: 1/19/2010
CMP Phillips Associates, LLC | Time: 04:58 PM
Period: 01/10

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
5/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
5/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
6/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
6/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
6/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
6/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
7/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
7/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
7/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
7/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
8/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
8/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
8/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
8/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
9/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	0.00	793.99
9/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	0.00	267.04
9/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	0.00	6,412.43
9/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	0.00	554.29
10/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	0.00	793.99	0.00
10/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	0.00	267.04	0.00
10/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	0.00	6,412.43	0.00
10/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	0.00	554.29	0.00
11/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	0.00	793.99	0.00	0.00
11/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	0.00	267.04	0.00	0.00
11/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	0.00	6,412.43	0.00	0.00
11/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	0.00	554.29	0.00	0.00
12/1/2009	CAM	COMMON AREA MAINTENA	CH	793.99	0.00	793.99	0.00	0.00	0.00
12/1/2009	INS	INSURANCE REIMBURS	CH	267.04	0.00	267.04	0.00	0.00	0.00
12/1/2009	RNT	BASE RENT	CH	6,412.43	0.00	6,412.43	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	554.29	0.00	554.29	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	793.99	793.99	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	267.04	267.04	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	6,412.43	6,412.43	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	554.29	554.29	0.00	0.00	0.00	0.00
Blockbuster Total:				201,384.99	8,027.75	8,027.75	8,027.75	8,027.75	169,273.99
020101-000040	**Casa Jimenez** Alfonso & Diana Jimenez 951-656-2010			Master Occupant Id: Casa Jim-1 6AB Current		Day Due: 1 Last Payment:	Delq Day: 9 1/19/2010	2,586.07	
1/1/2010	CAM	COMMON AREA MAINTENA	CH	537.83	537.83	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	277.33	277.33	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	4,209.20	4,209.20	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	575.64	575.64	0.00	0.00	0.00	0.00
Casa Jimenez Total:				5,600.00	5,600.00	0.00	0.00	0.00	0.00
020101-000059	**Conoco Phillips Company** Gary Ramsey (909) 620-6765			Master Occupant Id: Conoco P-1 16 Current		Day Due: 1 Last Payment:	Delq Day: 1/7/2010	5,890.75	
10/27/2009	WAT	WATER REIMBURSEMENT	CH	307.43	0.00	0.00	0.00	307.43	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	95.82	0.00	95.82	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	93.88	0.00	93.88	0.00	0.00	0.00
12/31/2009	WAT	WATER REIMBURSEMENT	CH	322.50	0.00	322.50	0.00	0.00	0.00
1/19/2010	RNT	BASE RENT	CH	202.25	202.25	0.00	0.00	0.00	0.00
Conoco Phillips Company Total:				1,021.88	202.25	512.20	0.00	307.43	0.00

Schedule "1.5"

Database: MCCPROP
ENTITY: 020101

Aged Delinquencies
MCC Production Databases
CMP Phillips Associates, LLC
Period: 01/10

Page: 4
Date: 1/19/2010
Time: 04:58 PM

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
020101-000069	**Dr. Glassman, DDS** Dr. Howard Glassman, DDS (909) 620-0321			Master Occupant Id: Glassman-2 4B2 Current			Day Due: 1 Last Payment:	Delq Day: 9 11/18/2009	6,043.76
11/17/2008	MSC	MISCELLANEOUS CHARGE	CH	25.00	0.00	0.00	0.00	0.00	25.00
12/12/2008	LAT	LATE FEE	CH	615.19	0.00	0.00	0.00	0.00	615.19
10/1/2009	RNT	BASE RENT	CH	4,466.59	0.00	0.00	0.00	4,466.59	0.00
10/1/2009	TAX	PROPERTY TAX REIMB	CH	405.45	0.00	0.00	0.00	405.45	0.00
10/27/2009	UTL	UTILITIES REIMBURSEMEN	CH	920.70	0.00	0.00	0.00	920.70	0.00
11/1/2009	CAM	COMMON AREA MAINTENA	CH	540.30	0.00	0.00	540.30	0.00	0.00
11/1/2009	INS	INSURANCE REIMBURS	CH	195.33	0.00	0.00	195.33	0.00	0.00
11/1/2009	RNT	BASE RENT	CH	4,902.68	0.00	0.00	4,902.68	0.00	0.00
11/1/2009	TAX	PROPERTY TAX REIMB	CH	405.45	0.00	0.00	405.45	0.00	0.00
12/1/2009	CAM	COMMON AREA MAINTENA	CH	540.30	0.00	540.30	0.00	0.00	0.00
12/1/2009	INS	INSURANCE REIMBURS	CH	195.33	0.00	195.33	0.00	0.00	0.00
12/1/2009	RNT	BASE RENT	CH	4,902.68	0.00	4,902.68	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	405.45	0.00	405.45	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	510.48	0.00	510.48	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	498.50	0.00	498.50	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	540.30	540.30	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	195.33	195.33	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	4,902.68	4,902.68	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	405.45	405.45	0.00	0.00	0.00	0.00
	Dr. Glassman, DDS Total:			25,573.19	6,043.76	7,052.74	6,043.76	5,792.74	640.19
020101-000079	**Graziano's** Graziano's Pizzeria (909) 623-5060			Master Occupant Id: Graziano-1 2 Current			Day Due: 1 Last Payment:	Delq Day: 9 12/21/2009	892.74
12/1/2009	CAM	COMMON AREA MAINTENA	CH	892.74	0.00	892.74	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	892.74	892.74	0.00	0.00	0.00	0.00
	Graziano's Total:			1,785.48	892.74	892.74	0.00	0.00	0.00
020101-000077	**Glassman Specialty Office** Dr. Howard Glassman (909) 620-0321			Master Occupant Id: Howard-1 12P Current			Day Due: 1 Last Payment:	Delq Day: 9 9/3/2009	500.00
1/21/2008	MSC	MISCELLANEOUS CHARGE	CH	25.00	0.00	0.00	0.00	0.00	25.00
2/11/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
3/11/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
4/11/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
5/12/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
6/11/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
7/11/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
8/11/2008	LAT	LATE FEE	CH	458.88	0.00	0.00	0.00	0.00	458.88
9/11/2008	LAT	LATE FEE	CH	464.63	0.00	0.00	0.00	0.00	464.63
12/12/2008	LAT	LATE FEE	CH	469.65	0.00	0.00	0.00	0.00	469.65
2/1/2009	RNT	BASE RENT	CH	2,203.83	0.00	0.00	0.00	0.00	2,203.83
3/1/2009	CAM	COMMON AREA MAINTENA	CH	461.77	0.00	0.00	0.00	0.00	461.77
3/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
3/1/2009	RNT	BASE RENT	CH	3,694.51	0.00	0.00	0.00	0.00	3,694.51
3/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
4/1/2009	CAM	COMMON AREA MAINTENA	CH	461.77	0.00	0.00	0.00	0.00	461.77
4/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
4/1/2009	RNT	BASE RENT	CH	3,694.51	0.00	0.00	0.00	0.00	3,694.51
4/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
4/24/2009	WAT	WATER REIMBURSEMENT	CH	106.08	0.00	0.00	0.00	0.00	106.08
4/24/2009	WAT	WATER REIMBURSEMENT	CH	103.15	0.00	0.00	0.00	0.00	103.15
5/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	0.00	0.00	301.19

Schedule "1.5"

Database: MCCPROP | Aged Delinquencies | Page: 5
MCC Production Databases | Date: 1/19/2010
ENTITY: 020101 | CMP Phillips Associates, LLC | Time: 04:58 PM
Period: 01/10

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
5/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
5/1/2009	RNT	BASE RENT	CH	3,694.51	0.00	0.00	0.00	0.00	3,694.51
5/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
6/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	0.00	0.00	301.19
6/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
6/1/2009	RNT	BASE RENT	CH	3,694.51	0.00	0.00	0.00	0.00	3,694.51
6/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
7/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	0.00	0.00	301.19
7/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
7/1/2009	RNT	BASE RENT	CH	3,694.51	0.00	0.00	0.00	0.00	3,694.51
7/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
8/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	0.00	0.00	301.19
8/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
8/1/2009	RNT	BASE RENT	CH	3,694.51	0.00	0.00	0.00	0.00	3,694.51
8/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
9/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	0.00	0.00	301.19
9/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	0.00	155.30
9/1/2009	RNT	BASE RENT	CH	1,724.10	0.00	0.00	0.00	0.00	1,724.10
9/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	0.00	322.36
9/15/2009	RNT	BASE RENT	CH	2,029.52	0.00	0.00	0.00	0.00	2,029.52
10/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	0.00	301.19	0.00
10/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	0.00	155.30	0.00
10/1/2009	RNT	BASE RENT	CH	3,805.35	0.00	0.00	0.00	3,805.35	0.00
10/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	0.00	322.36	0.00
11/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	0.00	301.19	0.00	0.00
11/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	0.00	155.30	0.00	0.00
11/1/2009	RNT	BASE RENT	CH	3,805.35	0.00	0.00	3,805.35	0.00	0.00
11/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	0.00	322.36	0.00	0.00
12/1/2009	CAM	COMMON AREA MAINTENA	CH	301.19	0.00	301.19	0.00	0.00	0.00
12/1/2009	INS	INSURANCE REIMBURS	CH	155.30	0.00	155.30	0.00	0.00	0.00
12/1/2009	RNT	BASE RENT	CH	3,805.35	0.00	3,805.35	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	322.36	0.00	322.36	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	301.19	301.19	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	155.30	155.30	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	3,805.35	3,805.35	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	322.36	322.36	0.00	0.00	0.00	0.00
Glassman Specialty Office Total:				56,615.09	4,584.20	4,584.20	4,584.20	4,584.20	38,278.29

020101-000081 **Lawrence N. Pirrone/State Farm** — Master Occupant Id: Lawrence-2 — Day Due: 1 — Delq Day: 9
Lawrence N. Pirrone — 4B5 Current — Last Payment: 1/15/2010 1,627.78
(909) 622-1121

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	84.59	0.00	84.59	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	86.62	0.00	86.62	0.00	0.00	0.00
Lawrence N. Pirrone/State Farm Total:				171.21	0.00	171.21	0.00	0.00	0.00

020101-000038 **Super Wok / Manpo, Inc.** — Master Occupant Id: Manpo In-1 — Day Due: 1 — Delq Day: 9
Hong H. Ye — 8E Current — Last Payment: 1/15/2010 2,800.00
(626) 579-2311

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
12/1/2009	RNT	BASE RENT	CH	1,189.19	0.00	1,189.19	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	238.60	0.00	238.60	0.00	0.00	0.00
12/31/2009	WAT	WATER REIMBURSEMENT	CH	127.14	0.00	127.14	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	222.93	222.93	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	114.95	114.95	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	2,735.31	2,735.31	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	238.60	238.60	0.00	0.00	0.00	0.00
Super Wok / Manpo, Inc. Total:				4,866.72	3,311.79	1,554.93	0.00	0.00	0.00

Schedule "1.5"

Database: MCCPROP

ENTITY: 020101

Aged Delinquencies
MCC Production Databases
CMP Phillips Associates, LLC
Period: 01/10

Page: 6
Date: 1/19/2010
Time: 04:58 PM

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
020101-000042		**New Community Church** Pastor William G. Donner (909) 865-1633		Master Occupant Id: New Comm-1 4B1 Current			Day Due: 1 Last Payment:	Delq Day: 9 1/7/2010	8,549.83
8/6/2009	UTL	UTILITIES REIMBURSEMEN	CH	752.09	0.00	0.00	0.00	0.00	752.09
8/17/2009	UTL	UTILITIES REIMBURSEMEN	CH	834.83	0.00	0.00	0.00	0.00	834.83
9/23/2009	UTL	UTILITIES REIMBURSEMEN	CH	809.27	0.00	0.00	0.00	0.00	809.27
10/27/2009	UTL	UTILITIES REIMBURSEMEN	CH	759.14	0.00	0.00	0.00	759.14	0.00
12/17/2009	PYC	PRIOR YEAR CAM RECON	CH	3,700.00	0.00	3,700.00	0.00	0.00	0.00
12/17/2009	PYC	PRIOR YEAR CAM RECON	CH	296.82	0.00	296.82	0.00	0.00	0.00
12/17/2009	UTL	UTILITIES REIMBURSEMEN	CH	401.75	0.00	401.75	0.00	0.00	0.00
12/17/2009	UTL	UTILITIES REIMBURSEMEN	CH	148.43	0.00	148.43	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	416.34	0.00	416.34	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	406.57	0.00	406.57	0.00	0.00	0.00
New Community Church Total:				8,525.24	0.00	5,369.91	0.00	759.14	2,396.19
020101-000075		**Phillips Ranch Pharmacy** Scott Evans (626) 497-1241		Master Occupant Id: Pharmacy-1 8A Current			Day Due: 1 Last Payment:	Delq Day: 10 1/7/2010	5,029.07
12/31/2009	WAT	WATER REIMBURSEMENT	CH	82.84	0.00	82.84	0.00	0.00	0.00
Phillips Ranch Pharmacy Total:				82.84	0.00	82.84	0.00	0.00	0.00
020101-000124		**Deno Price and Tanya Price** Deno and Tanya Price 909-623-4343		Master Occupant Id: Precise-1 4B10 Current			Day Due: 1 Last Payment:	Delq Day: 9 10/1/2009	1,000.00
2/1/2009	CAM	COMMON AREA MAINTENA	CH	393.86	0.00	0.00	0.00	0.00	393.86
2/1/2009	INS	INSURANCE REIMBURS	CH	248.33	0.00	0.00	0.00	0.00	248.33
2/1/2009	TAX	PROPERTY TAX REIMB	CH	515.45	0.00	0.00	0.00	0.00	515.45
3/1/2009	CAM	COMMON AREA MAINTENA	CH	883.98	0.00	0.00	0.00	0.00	883.98
3/1/2009	INS	INSURANCE REIMBURS	CH	248.33	0.00	0.00	0.00	0.00	248.33
3/1/2009	TAX	PROPERTY TAX REIMB	CH	515.45	0.00	0.00	0.00	0.00	515.45
3/4/2009	UTL	UTILITIES REIMBURSEMEN	CH	455.42	0.00	0.00	0.00	0.00	455.42
3/4/2009	UTL	UTILITIES REIMBURSEMEN	CH	517.90	0.00	0.00	0.00	0.00	517.90
4/1/2009	INS	INSURANCE REIMBURS	CH	234.11	0.00	0.00	0.00	0.00	234.11
4/1/2009	RNT	BASE RENT	CH	2,500.00	0.00	0.00	0.00	0.00	2,500.00
4/1/2009	TAX	PROPERTY TAX REIMB	CH	515.45	0.00	0.00	0.00	0.00	515.45
4/20/2009	UTL	UTILITIES REIMBURSEMEN	NC	-167.39	0.00	0.00	0.00	0.00	-167.39
4/30/2009	UTL	UTILITIES REIMBURSEMEN	CH	285.17	0.00	0.00	0.00	0.00	285.17
4/30/2009	UTL	UTILITIES REIMBURSEMEN	CH	242.45	0.00	0.00	0.00	0.00	242.45
5/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	0.00	0.00	667.16
5/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	0.00	0.00	241.74
5/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	0.00	0.00	5,101.80
5/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	0.00	0.00	501.78
5/26/2009	UTL	UTILITIES REIMBURSEMEN	CH	345.07	0.00	0.00	0.00	0.00	345.07
6/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	0.00	0.00	667.16
6/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	0.00	0.00	241.74
6/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	0.00	0.00	5,101.80
6/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	0.00	0.00	501.78
6/25/2009	UTL	UTILITIES REIMBURSEMEN	CH	294.61	0.00	0.00	0.00	0.00	294.61
7/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	0.00	0.00	667.16
7/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	0.00	0.00	241.74
7/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	0.00	0.00	5,101.80
7/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	0.00	0.00	501.78
8/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	0.00	0.00	667.16
8/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	0.00	0.00	241.74
8/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	0.00	0.00	5,101.80
8/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	0.00	0.00	501.78

Schedule "1.5"

Database: MCCPROP | Aged Delinquencies | Page: 7
ENTITY: 020101 | MCC Production Databases | Date: 1/19/2010
CMP Phillips Associates, LLC | Time: 04:58 PM
Period: 01/10

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
8/6/2009	UTL	UTILITIES REIMBURSEMEN	CH	630.89	0.00	0.00	0.00	0.00	630.89
8/17/2009	UTL	UTILITIES REIMBURSEMEN	CH	678.96	0.00	0.00	0.00	0.00	678.96
9/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	0.00	0.00	667.16
9/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	0.00	0.00	241.74
9/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	0.00	0.00	5,101.80
9/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	0.00	0.00	501.78
9/23/2009	UTL	UTILITIES REIMBURSEMEN	CH	658.18	0.00	0.00	0.00	0.00	658.18
10/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	0.00	667.16	0.00
10/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	0.00	241.74	0.00
10/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	0.00	5,101.80	0.00
10/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	0.00	501.78	0.00
10/27/2009	UTL	UTILITIES REIMBURSEMEN	CH	617.41	0.00	0.00	0.00	617.41	0.00
11/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	0.00	667.16	0.00	0.00
11/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	0.00	241.74	0.00	0.00
11/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	0.00	5,101.80	0.00	0.00
11/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	0.00	501.78	0.00	0.00
12/1/2009	CAM	COMMON AREA MAINTENA	CH	667.16	0.00	667.16	0.00	0.00	0.00
12/1/2009	INS	INSURANCE REIMBURS	CH	241.74	0.00	241.74	0.00	0.00	0.00
12/1/2009	RNT	BASE RENT	CH	5,101.80	0.00	5,101.80	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	501.78	0.00	501.78	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	347.83	0.00	347.83	0.00	0.00	0.00
12/31/2009	UTL	UTILITIES REIMBURSEMEN	CH	339.67	0.00	339.67	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	667.16	667.16	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	241.74	241.74	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	5,101.80	5,101.80	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	501.78	501.78	0.00	0.00	0.00	0.00
	Deno Price and Tanya Price Total:			69,913.45	6,512.48	7,199.98	6,512.48	7,129.89	42,558.62

020101-000039 **Pro Nails and Spa** — Brian and Kim Luu — (909) 397-6254
Master Occupant Id: Pro Nail-1 — 12F Current
Day Due: 1 Delq Day: 9 — Last Payment: 1/19/2010 3,000.00

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
12/1/2009	RNT	BASE RENT	CH	457.37	0.00	457.37	0.00	0.00	0.00
12/1/2009	TAX	PROPERTY TAX REIMB	CH	213.24	0.00	213.24	0.00	0.00	0.00
12/31/2009	WAT	WATER REIMBURSEMENT	CH	235.98	0.00	235.98	0.00	0.00	0.00
1/1/2010	CAM	COMMON AREA MAINTENA	CH	199.23	199.23	0.00	0.00	0.00	0.00
1/1/2010	INS	INSURANCE REIMBURS	CH	102.73	102.73	0.00	0.00	0.00	0.00
1/1/2010	RNT	BASE RENT	CH	2,517.20	2,517.20	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	213.24	213.24	0.00	0.00	0.00	0.00
	Pro Nails and Spa Total:			3,938.99	3,032.40	906.59	0.00	0.00	0.00

020101-000076 **Ranch Liquor** — Amit Patel
Master Occupant Id: Ranch Li-2 — 12Z Current
Day Due: 1 Delq Day: 9 — Last Payment: 1/15/2010 4,959.39

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
1/1/2010	RNT	BASE RENT	CH	930.34	930.34	0.00	0.00	0.00	0.00
1/1/2010	TAX	PROPERTY TAX REIMB	CH	500.56	500.56	0.00	0.00	0.00	0.00
	Ranch Liquor Total:			1,430.90	1,430.90	0.00	0.00	0.00	0.00

020101-000035 **Sahara Cafe** — Imad Ahmad & Parveen Ahmad — (909) 397-5100
Master Occupant Id: Sahara C-1 — 12A Current
Day Due: 1 Delq Day: — Last Payment: 12/24/2009 6,000.00

Invoice Date	Category		Source	Amount	Current	1 Month	2 Months	3 Months	4 Months
11/1/2009	CAM	COMMON AREA MAINTENA	CH	436.45	0.00	0.00	436.45	0.00	0.00
11/1/2009	INS	INSURANCE REIMBURS	CH	281.35	0.00	0.00	281.35	0.00	0.00
11/1/2009	TAX	PROPERTY TAX REIMB	CH	583.99	0.00	0.00	583.99	0.00	0.00
12/1/2009	CAM	COMMON AREA MAINTENA	CH	545.63	0.00	545.63	0.00	0.00	0.00
12/1/2009	INS	INSURANCE REIMBURS	CH	281.35	0.00	281.35	0.00	0.00	0.00
12/1/2009	RNT	BASE RENT	CH	5,775.00	0.00	5,775.00	0.00	0.00	0.00

Schedule "1.5"

Schedule "1.5"

Database:	MCCPROP		CM Security Deposits Ledger	Page:	1
BLDG:	020101		MCC Production Databases	Date:	12/17/2009
			Phillips Village Center	Time:	08:04 PM
Occupancy Status: Current New			12/09 Through 12/09		

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
020101-000093	**AIM Mail Center #126**			**Christopher & Karrie Kapp**				**Master Occp Id:**		**AIMMAILC-2**
Balance Forward								-2,925.00		
020101-000049	**Angels Animal Care**			**Bill Hah, DVM**		**(909) 269-1177**		**Master Occp Id:**		**Angels-1**
Balance Forward								-1,345.00		
020101-000046	**Blockbuster**			**Michael McCarthy**		**(310) 228-3060**		**Master Occp Id:**		**Blockbus-1**
Balance Forward								0.00		
020101-000040	**Casa Jimenez**			**Alfonso & Diana Jimenez**		**951-656-2010**		**Master Occp Id:**		**Casa Jim-1**
Balance Forward								-6,037.50		
020101-000059	**Conoco Phillips Company**			**Gary Ramsey**		**(909) 620-6765**		**Master Occp Id:**		**Conoco P-1**
Balance Forward								0.00		
020101-000069	**Dr. Glassman, DDS**			**Dr. Howard Glassman, DDS**		**(909) 620-0321**		**Master Occp Id:**		**Glassman-2**
Balance Forward								-845.85		
020101 000069	12/17/2009	SEC SECURITY DEPOSIT	NC	SECURITY DEPOSITtrans from 60			2,172.00	-3,017.85		
020101-000079	**Graziano's**			**Graziano's Pizzeria**		**(909) 623-5060**		**Master Occp Id:**		**Graziano-1**
Balance Forward								0.00

Schedule "1.5"

Database: MCCPROP
BLDG: 020101

Occupancy Status: Current New

CM Security Deposits Ledger
MCC Production Databases
Phillips Village Center
12/09 Through 12/09

Page: 2
Date: 12/17/2009
Time: 08:04 PM

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
020101-000132		**Great Harvest Market**		**Jay J. Suh & Yark Suk Ha**				**Master Occp Id:**	**Great Ha-1**	
Balance Forward								0.00		
020101-000077		**Glassman Specialty Office**		**Dr. Howard Glassman**		**(909) 620-0321**		**Master Occp Id:**	**Howard-1**	
Balance Forward								-3,381.00		
020101-000089		**H&R Block**		**Scott Brantley**		**314-392-2721**		**Master Occp Id:**	**HRBlock-1**	
Balance Forward								0.00		
020101-000131		**Imperial Spa**		**Howard Kea & Alex Kim**				**Master Occp Id:**	**Imperial-1**	
Balance Forward								0.00		
020101-000081		**Lawrence N. Pirrone/State Farm**		**Lawrence N. Pirrone**		**(909) 622-1121**		**Master Occp Id:**	**Lawrence-2**	
Balance Forward								0.00		
020101 000081	12/17/2009	SEC SECURITY DEPOSIT	NC	SECURITY DEPOSIT			1,155.00	-1,155.00		
020101-000038		**Super Wok / Manpo, Inc.**		**Hong H. Ye**		**(626) 579-2311**		**Master Occp Id:**	**Manpo In-1**	
Balance Forward								-7,507.50

Schedule "1.5"

Database: MCCPROP
BLDG: 020101
Occupancy Status: Current New

CM Security Deposits Ledger
MCC Production Databases
Phillips Village Center
12/09 Through 12/09

Page: 3
Date: 12/17/2009
Time: 08:04 PM

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
020101-000042	**New Community Church**			**Pastor William G. Donner**		**(909) 865-1633**		**Master Occp Id:**	**New Comm-1**	
Balance Forward								-3,700.00		
020101 000042	12/17/2009	SEC SECURITY DEPOSIT	AR	Applied to Charges		847.00		-2,853.00		
020101 000042	12/17/2009	SEC SECURITY DEPOSIT	AR	Applied to Charges		3,700.00		847.00		
020101 000042	12/17/2009	SEC SECURITY DEPOSIT	NC	SEC DEP transf from ID43			847.00	0.00		
020101 000042	12/17/2009	SEC SECURITY DEPOSIT	NC	SECURITY DEPOSIT			847.00	-847.00		
020101 000042	12/17/2009	SEC SECURITY DEPOSIT	NC	SECURITY DEPOSIT			3,700.00	-4,547.00		
020101 000042	12/17/2009	SEC SECURITY DEPOSIT	NC	Sec Dep adj to lease			371.10	-4,918.10		
020101-000075	**Phillips Ranch Pharmacy**			**Scott Evans**		**(626) 497-1241**		**Master Occp Id:**	**Pharmacy-1**	
Balance Forward								-7,602.00		
020101 000075	12/17/2009	SEC SECURITY DEPOSIT	PR	SECURITY DEPOSIT	0.00	3,801.00		-3,801.00		CHK
020101-000124	**Deno Price and Tanya Price**			**Deno and Tanya Price**		**909-623-4343**		**Master Occp Id:**	**Precise-1**	
Balance Forward								-15,305.40		
020101-000039	**Pro Nails and Spa**			**Brian and Kim Luu**		**(909) 397-5254**		**Master Occp Id:**	**Pro Nail-1**	
Balance Forward								-5,000.00		
020101-000076	**Ranch Liquor**			**Amit Patel**				**Master Occp Id:**	**Ranch LI-2**	
Balance Forward								-3,750.00

Schedule "1.5"

Database: MCCPROP
BLDG: 020101
Occupancy Status: Current New

CM Security Deposits Ledger
MCC Production Databases
Phillips Village Center
12/09 Through 12/09

Page: 4
Date: 12/17/2009
Time: 08:04 PM

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
020101-000035	**Sahara Cafe**			**Imad Ahmad & Parveen Ahmad**		**(909) 397-5100**		**Master Occp Id:**	**Sahara C-1**	
Balance Forward								-3,000.00		
020101 000035	12/17/2009	SEC SECURITY DEPOSIT	AR	Applied to Charges		3,000.00		0.00		
020101 000035	12/17/2009	SEC SECURITY DEPOSIT	NC	SEC DEP correct SD applied			3,000.00	-3,000.00		
020101 000035	12/17/2009	SEC SECURITY DEPOSIT	NC	Adj SEC DEP to lease			1,725.00	-4,725.00		
020101-000071	**Style Cuts**			**Thomas Wan**		**(626) 964-6383**		**Master Occp Id:**	**Style Cu-1**	
Balance Forward								-1,267.50		
020101-000053	**Village Cleaners**			**Hyun and Jenny Kim**		**(909) 622-2800**		**Master Occp Id:**	**Village-1**	
Balance Forward								-3,035.26		
020101-000044	**Phillips Ranch Youth World**			**Sally and Charles Garcia**		**(909) 622-5798**		**Master Occp Id:**	**YouthWor-1**	
Balance Forward								-8,160.00		
Grand Total:								**-75,331.11**

Schedule "1.5"

SCHEDULE “1.6”

LIST OF ASSIGNABLE WARRANTIES AND GUARANTIES

Fluid Applied Reinforced Roofing Limited Warranty, Warranty No. 4255, dated December 31, 2009, issued by Western Colloid S.C., Inc. to MCC Realty Management, Inc.

Fluid Applied Reinforced Roofing Limited Warranty, Warranty No. 4256, dated December 31, 2009, issued by Western Colloid S.C., Inc. to MCC Realty Management, Inc.

Schedule "1.6"

SCHEDULE “1.7”

LIST OF APPROVALS

Great Harvest is responsible to obtain all Approvals required for it to open, based on its own applications. To Seller’s knowledge, the following are the Approvals required by Great Harvest to open and the status of each:

1.
CUP for liquor sales -- draft CUP (modified resolution delivered to ROI) has been issued, and Great Harvest is waiting for final sign off from the Planning Commissioner, per Planning Department Manager.  City Attorney is still reviewing the draft CUP.  One of the conditions of use is for the parking lot to be paved and striped.

2.
Building permits – The application of Conex (Great Harvest’s general contractor) for the final sign off from the building department has been submitted and is subject to fire department sign-off.  In addition, handicap car parking lines need to be painted in front of the store.

3.
CUP for exterior sign -- City is reviewing Great Harvest’s sign request along with the draft CUP.  In the City of Pomona, the maximum size of each letter is 18 inches , but Great Harvest is requesting 3 feet.  At this juncture, the two choices are either to obtain a variance (possibly as a part of the CUP) to the Pomona sign criteria or to install 18 inch signs.  Albertson’s sign was 48 inches.

4.	Health Department – Great Harvest’s final application to the Health Department is subject to fire department sign-off.
5.
Fire Department -- final approval by the Fire Department is subject to Great Harvest adding more fire extinguishers, adding emergency axes and installing new, or fixing existing, sprinkler heads over an oven.  This was to be accomplished last week, but Great Harvest is waiting for loan funding to do so.

Imperial Spa is responsible to obtain all Approvals required for it to open, based on its own applications, which potentially include,  to Seller’s knowledge, the following .  Note that no applications have yet been submitted for any of these Approvals:

1.	CUP for spa, sauna, exercise and massage
2.	Zoning ordinance exception for spa, sauna, exercise and massage
3.	Specific Plan amendment for spa, sauna, exercise and massage
4.	CUP for signage
5.	Exterior elevation planning department approval
6.	Building permits
7.	Health department approvals
8.	Fire Department approvals

Seller has not yet obtained the following Approvals:

1.	Proposed sign program
2.	Remodel elevation and finishes
3.	Paving
4.	Traffic Signal

Schedule "1.7"

5.	Youth World exterior work

Schedule "1.7"

SCHEDULE “1.8”

LIST OF CONTRACTS

Vendor	Date of Contract	Service	Remarks
Amtech Elevator Services	2/10/2009	Elevator maintenance	Expired 12/31/2009, month to month thereafter
Amtech Lighting Services	1/14/2009	Lighting maintenance and repair	Expired 12/31/2009, month to month thereafter
C&G Acosta Services	12/1/2006	Janitorial maintenance and day porter services at Phillips Ranch Center	Month to month
C&G Acosta Services	12/1/2006	Janitorial maintenance at Phillips Ranch Center Professional Building	Month to month
Cleanscape Services	11/3/2005	Pressure washing and sweeping	Month to month
Hook Private Security	2/10/2009	Security services	Expires 6/21/2010 but terminable with 30 days notice
Valley Crest Landscape Maintenance	12/9/2008	Landscape maintenance	Expired 12/31/2009, month to month thereafter
Weatherite	1/14/2009	HVAC preventative maintenance	Expired 12/31/2009, month to month thereafter
Burtec Waste Industries	Seller represents no written agreement exists	Trash collection 2-3 days per week $1,086.21 payable to vendor every month	Month to month
Terminix	Seller represents no written agreement exists	Pest control services (insects, only; no rodents) performed every other month $79 payable to vendor every other month	Month to month

Schedule "1.8"

SCHEDULE “3.1”

CATEGORIES OF PROPERTY DOCUMENTS

1	Current rent roll
2	Copies of all lease agreements, including amendments, side letters and modifications
3	Lease abstracts
4	Tenant sales reports for the past three years and current YTD
5	Income and expense reports for the past three years and current YTD
6	Current annual operating budget
7	Current account receivables and delinquency report

8	Most recent expense reconciliations for CAM, insurance and real estate tax
9	Current tenant invoices for CAM, insurance and real estate tax
10	Real estate tax bills for the past three years and current year
11	Complete copies of all service provider contracts
12	Contact information for coordinating site visits and gaining access to the property

Tenant Information
13	Copies of option agreements, rights of first offer, rights of refusal and similar agreements
14	Summary of exclusives, co-tenancy clauses, exclusions, kick-outs and termination rights
15	Current billing addresses for each tenant
16	Schedule of security deposits
17	Prepaid rent report
18	Schedule of outstanding tenant improvement allowances and unpaid leasing commissions
19	Schedule of concessions including TI's, free rent, lease buyouts, etc.
20	Access to all tenant correspondence (originated by both tenant and landlord)

Property Operations
21	Occupancy reports for the past three years
22	Warranty and guarantee information on building systems
23	Current insurance policies and bills (for P&C, liability, flood and any other)
24	Insurance certificates (for all insurance required for property and tenants)
25	Insurance loss runs for the past 36-month period (P&C and liability)
26	Other income report (e.g. vending, telephones, fees, utility overtime, storage, etc.)
27	Real estate tax appeals (correspondence, settlement agreement, abatements, etc.)
28	Copies of any licenses and permits required to operate the property
29	Tenant ledger for the past six months
30	Summary of utilities including meter numbers and location

Property Information
31	Copies of reciprocal-use easements and restriction agreements
32	Complete copies of ground lease documents
33	Certificates of occupancy
34	Copies of surveys, Alta standard site plan, maps and subdivision plats
35	Most recent title report
36	Flood hazard designation and certificates
37	Summary of building systems, including HVAC, sprinklers, fire safety, security, etc
38	Itemized list of personal property
39	Capital Spending Details/Breakdown for the prior 24 months

Schedule "3.1"

40	Copies of zoning approvals, applications and variances
41	Inspection reports and certificates

Property Contracts
42	Property management and leasing brokerage agreements
43	Copies of owners' association documents
44	Any governmental agreements (state, county and city)

Property Reports
45	Environmental reports including any remediation and maintenance programs, NFA letters, etc.
46	Geotechnical reports
47	Property condition/engineering reports
48	ADA compliance reports

Leasing/Marketing
49	Information pertaining to pending lease deals
50	Current leasing report
51	Digital photos of the property and marketing materials

Legal
52	Historic, current and pending litigation
53	Outstanding judgments

Financing
54	Existing loan documents

Post Closing
55	General ledger for current YTD through closing
56	Copies of invoices for tenant reconciliations
57	Original lease documents
58	Complete tenant files, including correspondence
59	Plans and specifications for major capital repairs or tenant improvements
60	As-built architectural plans
61	Plans and specifications for original development of property
62	Engineering drawings

Schedule "3.1"

SCHEDULE “4.1”

PRO FORMA POLICY

[see attached pages]

Form No. 1402.06
ALTA Owner's Policy (6-17-06)
1100302P050600

Policy Page 1
Policy Number: 420891

OWNER'S POLICY OF TITLE INSURANCE

ISSUED BY

First American Title Insurance Company

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.
2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
   (a) A defect in the Title caused by
      (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
      (ii) failure of any person or Entity to have authorized a transfer or conveyance;
      (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
      (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;
      (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;
      (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
      (vii) a defective judicial or administrative proceeding.
   (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
   (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3. Unmarketable Title.
4. No right of access to and from the Land.
5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (a) the occupancy, use, or enjoyment of the Land;
   (b) the character, dimensions, or location of any improvement erected on the Land;
   (c) the subdivision of land; or
   (d) environmental protection

   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.
6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9. Title being vested other than as stated in Schedule A or being defective
   (a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or
   (b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
      (i) to be timely, or
      (ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.
10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

First American Title Insurance Company

BY [signature] PRESIDENT

ATTEST [signature] SECRETARY

FIRST AMERICAN TITLE INSURANCE COMPANY INCORPORATED SEPTEMBER 24, 1968 CALIFORNIA

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 2
Policy Number: 420891

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   - (i) the occupancy, use, or enjoyment of the Land;
   - (ii) the character, dimensions, or location of any improvement erected on the Land;
   - (iii) the subdivision of land; or
   - (iv) environmental protection;

   or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters
   - (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   - (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   - (c) resulting in no loss or damage to the Insured Claimant;
   - (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or
   - (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   - (a) a fraudulent conveyance or fraudulent transfer; or
   - (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. DEFINITION OF TERMS

The following terms when used in this policy mean:

(a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d) "Insured": The Insured named in Schedule A.

- (i) The term "Insured" also includes
  - (A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
  - (B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
  - (C) successors to an Insured by its conversion to another kind of Entity;
  - (D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
    - (1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
    - (2) if the grantee wholly owns the named Insured,
    - (3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or
    - (4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.
- (ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e) "Insured Claimant": An Insured claiming loss or damage.

(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j) "Title": The estate or interest described in Schedule A.

(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 3
Policy Number: 420891

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a) To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.
Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a) If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.
If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 4
Policy Number: 420891

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

FIRST AMERICAN

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 5
Policy Number: 420891

SCHEDULE A

Pro Forma Policy

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy including the endorsements attached hereto. A commitment to insure setting forth these requirements should be obtained from the Company.

THE REQUIREMENTS OF THE COMMITMENT DATED AS OF DECEMBER 31, 2009 ARE HEREBY INCORPORATED INTO THIS PROFORMA.

First American Title Insurance Company

Name and Address of Title Insurance Company:
First American Title Insurance Company
1 First American Way
Santa Ana, CA 92707

File No.: **NCS-420891-LA2** Policy No.: **420891**
Address Reference: 4, 8, 10, 12, 14, 16 Village Loop Road, Pomona, CA
Amount of Insurance: $25,000,000.00 Premium: $
Date of Policy: (Date and time of recording) at

1. Name of Insured:

   ROIC Phillips Ranch, LLC, a Delaware limited liability company

2. The estate or interest in the Land that is insured by this policy is:

   Fee Simple as to Parcel 1, an easement as to Parcel 2.

3. Title is vested in:

   ROIC Phillips Ranch, LLC, a Delaware limited liability company

4. The Land referred to in this policy is described as follows:

   PARCEL 1:

   PARCELS 2 THROUGH 11 INCLUSIVE, AND 13 THROUGH 16 INCLUSIVE, IN THE CITY OF POMONA, AS SHOWN ON PARCEL MAP NO. 13516, AS PER MAP FILED IN BOOK 145 PAGES 12 AND 13 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

   PARCEL 2:

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 6
Policy Number: 420891

A NON-EXCLUSIVE EASEMENT FOR THE PURPOSE OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AND FOR THE PURPOSE OF VEHICULAR PARKING IN THE PARKING SPACES AVAILABLE AS SET FORTH IN THE DOCUMENT ENTITLED "RECIPROCAL EASEMENT AND OPERATING AGREEMENT DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS" RECORDED MAY 9, 1997 AS INSTRUMENT NO. 97-702755, OVER LOT 12 OF PARCEL MAP NO. 13516, IN THE CITY OF POMONA, AS PER MAP FILED IN BOOK 145 PAGES 12 AND 13 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN: 8711-018-001 and 8711-018-002 and 8711-018-003 and 8711-018-004 and 8711-018-005 and 8711-018-006 and 8711-018-007 and 8711-018-008 and 8711-018-009 and 8711-018-010 and 8711-018-011 and 8711-018-012 and 8711-018-013 and 8711-018-014 and 8711-018-017 and 8711-018-018 and 8711-018-019 and 8711-018-020 and 8711-018-021 and 8711-018-022 and 8711-018-023

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 7
Policy Number: 420891

SCHEDULE B

File No.: **NCS-420891-LA2**   Policy No.: **420891**

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

A. General and special taxes and assessments for the fiscal year 2010-2011, a lien not yet due or payable.

1. The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

   Although the above supplemental taxes may be a lien, any installments thereof are not yet due or payable.

2. This item has been intentionally deleted.

   Affects: A portion of the land as shown on the survey made by Pfeiler & Associates Engineers, Inc., Dated December 23, 2009, last revised January 19, 2010, as Job No. 29042-A ("Survey").

   Affects: A portion of the land as shown on the Survey.

   Affects: A portion of the land as shown on the Survey.

   Matters affecting the present interest of the lessor or lessee with respect to the leasehold estate are not shown herein.

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 8
Policy Number: 420891

Affects: A portion of the land as shown on the Survey.

10. Rights of tenants, as tenants only, without any rights of first refusal or options to purchase the insured property, as shown on the attached rent roll.

11. Any rights, interests or claims which may exist or arise by reason of or reflected by the following facts shown on the ALTA Survey prepared by Pfeiler & Associates Engineers, Inc., dated December 23, 2009, last revised January 19, 2010 as Job No. 29042-A:

A. Building encroaches into existing sewer and water easement referred to in exception no. 5, as shown on said survey.

B. Sidewalk drain encroaches onto Village Loop Road right-of-way, as shown on said survey.

C. Sign pad encroaches onto Village Loop Road right-of-way by 0.27', as shown said survey.

D. Vault encroaches onto Village Loop Road right-of-way by 0.26', as shown on said survey.

E. 5' wrought iron fence encroaches onto subject property 0.96' to 1.39', as shown on said survey.

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 9
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1. The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:
   a. Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.
   b. Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.
   c. Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.
   d. Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.
   e. Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2. Damage to existing buildings:
   a. That are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;
   b. Resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

3. Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

4. Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words "covenants, conditions, or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

As used in paragraphs 1.a. and 4, the words "covenants, conditions, or restrictions" do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 10
Policy Number: 420891

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 9.2-06 (Restrictions, Encroachments, Minerals-
Owner's Policy - Improved Land)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 11
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

1. The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,
   a. according to applicable zoning ordinances and amendments, the Land is not classified Zone **"SP" Phillips Ranch Specific Plan within the "N-C" Neighborhood Commercial District** ;
   b. the following use or uses are not allowed under that classification: **Commercial and Retail, including Shopping Center with Restaurants, Dog Grooming, Medical and Professional Offices, Church, Personal Services (Nail and Hair Salons), Liquor Store, Dry Cleaners, Day Care, Post Office, School, Drugstore, Grocery Store and Gas Station.**
   c. There shall be no liability under paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2. The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction
   a. prohibiting the use of the Land, with any existing structure, as insured in paragraph 1.b.; or
   b. requiring the removal or alteration of the structure on the basis that, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:
      i. Area, width, or depth of the Land as a building site for the structure
      ii. Floor space area of the structure
      iii. Setback of the structure from the property lines of the Land
      iv. Height of the structure, or
      v. Number of parking spaces.

3. There shall be no liability under this endorsement based on
   a. the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;
   b. the refusal of any person to purchase, lease or lend money on the Title covered by this policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 3.1-06 (Zoning-Completed Structure)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 12
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from **Tanglewood Drive and Village Loop Road** (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 17-06 (Access and Entry)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 13
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1. the failure of the **Parcels** of the Land described in Parcel 1 to be contiguous to one another at their most common boundaries;
2. the failure of Parcel 1 and the land burdened by the easement described in Parcel 2 to be contiguous to one another at their most common boundaries; or
3. the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described in items 1 and 2 above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19-06 (Contiguity-Multiple Parcels)(Modified)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 14
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued By

First American Title Insurance Company

The Company hereby insures the Insured against loss or damage which the insured shall sustain by reason of any inaccuracy in the following assurance:

The land described in the policy and its owner in fee is assessed under the following Tax Identification Numbers: 8711-018-001, 8711-018-002 ,8711-018-003, 8711-018-004, 8711-018-005, 8711-018-006, 8711-018-007, 8711-018-008, 8711-018-009, 8711-018-010, 8711-018-011, 8711-018-012, 8711-018-013, 8711-018-014, 8711-018-017, 8711-018-018, 8711-018-019, 8711-018-020, 8711-018-021, 8711-018-022 and 8711-018-023

All of the insured land is, with the exception of Easement Parcel 2, included within the listed Tax Identification Numbers which do not indlude any additional land. Any part of the insured land which is an insured easement is not included in the assurance provided herein.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

F.A. Form 64 (Revised 3/99)(Modified)
Separate Tax Lot

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 15
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of **Commercial structures**, known as **4, 8, 10, 12, 14, 16 Village Loop Road**, **Pomona, CA**, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 22-06 (Location)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 16
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the Land described as Parcels 2 through 11 inclusive and 13 through 16 inclusive in Parcel 1 in Schedule A to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CLTA Form 116.7-06 (03-09-07)
ALTA - Owner or Lender

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 17
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the Land to be the same as that delineated on the survey made by Pfeiler & Associates Engineers, Inc., dated December 23, 2009, last revised January 19, 2010 Job No. 29042-A.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CLTA Form 116.1-06 (03-09-07)
ALTA - Owner

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 18
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued By

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of damage to existing improvements, including lawns, shrubbery or trees, resulting from the exercise of any right to use the surface of the Land for the extraction or development of water excepted from the description of the Land or shown as a reservation in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CLTA Form 103.5-06 (03-09- 07)
ALTA - Owner or Lender

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 19
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued By

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured in the event that the owner of the easement referred to in paragraph 3, 4, 5, 7 and 8 of Schedule B shall, for the purpose of exercising the right of use or maintenance of said easement compel the removal of any portion of the improvements on the Land which encroach upon said easement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CLTA Form 103.3-06 (03-09- 07)
ALTA - Lender

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 20
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company agrees that it will not assert the provisions of Exclusions from Coverage 3(a), (b), or (e) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of the action or inaction or Knowledge, as of Date of Policy, of

Michael D. McCarthy and/or MCC Realty III, LLC (and/or any member thereof, including, without limitation, Michael D. McCarthy)

whether or not imputed to the Insured by operation of law, provided

ROIC Phillips Ranch, LLC, a Delaware limited liability company acquired the Insured as a purchaser for value without Knowledge of the asserted defect, lien, encumbrance, adverse claim, or other matter insured against by the policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 15-06 (Nonimputation-Full Equity Transfer)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 21
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the avoidance, in whole or in part, or a court order providing some other remedy, based on the voidability of any estate or interest shown in Schedule A or the Insured Mortgage because of the occurrence on or before Date of Policy of a fraudulent transfer or a preference under federal bankruptcy, state insolvency, or similar creditors' rights laws.

The coverage provided by this endorsement shall include the payment of costs, attorneys fees, and expenses necessary to defend the Insured against those counts, and no others, of any litigation seeking a court order that will result in loss or damage against which this endorsement provides insurance to the extent provided in the Conditions.

This endorsement does not insure against loss or damage if the Insured (a) knew when it acquired any estate or interest shown in Schedule A, or the Insured Mortgage that the transfer, conveyance, or Insured Mortgage was intended to hinder, delay, or defraud any creditor, or (b) is found by a court not to be a transferee or purchaser in good faith.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 21-06 (Creditors' Rights)
Adopted 6/17/06

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 22
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. 420891

Issued By

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured in the event that any governmental agency having jurisdiction over Village Loop Road shall, for the purpose of exercising the right of use or maintenance of said street, compel the removal of any portion of the Sign pad referred to in Paragraph 11C that may encroach on said street.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CLTA Form 103.9-06 (03-09-07)(Modified)
ALTA - Lender

First American Title Insurance Company

Form No. 1402.06
ALTA Owner's Policy (6-17-06)

Policy Page 23
Policy Number: 420891

ENDORSEMENT

Attached to Policy No. NCS-420891-LA2

Issued By

First American Title Insurance Company

The Company hereby agrees with the insured Limited Liability Company that this Policy and the coverage provided to the insured Limited Liability Company hereunder shall not be deemed to have lapsed, or to have been forfeited, or to have terminated because of the occurrence, subsequent to the Date of Policy, of either of the following events (provided that the insured Limited Liability Company has not been dissolved or discontinued by reason of the following events pursuant to applicable state law):

1. the admission or withdrawal of any individual or entity as a member in the insured Limited Liability Company , or

2. a change in any member's interest in capital or profits of, or as member, the insured Limited Liability Company .

Nothing contained herein shall be deemed to be a waiver of any rights the Company may otherwise have under this Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

F.A. Form 55
Fairway Endorsement

First American Title Insurance Company

8711
18
SCALE 1" = 100'
TRA
7741
7751
1984
VILLAGE ℄ LOOP
BK.
8708
KNOLLVIEW
DR.
RD. ℄
TANGLEWOOD ℄
DR.
QUAIL CREEK
LN.
PARCEL MAP
P.M. 145-12-13
FOR PREV. ASSM'T SEE:
ASSESSOR'S MAP
COUNTY OF LOS ANGELES, CALIF.

Database: MCCPROP
Bldg Status: Active only

Rent Roll
Phillips Village Center
1/19/2010

Page: 1
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Vacant Suites													
020101 -10	Vacant			3,000									
020101 -12C	Vacant			1,225									
020101 -12D	Vacant			1,470									
020101 -12L	Vacant			1,200									
020101 -12N	Vacant			2,725									
020101 -12S	Vacant			6,243									
020101 -12V	Vacant			1,566									
020101 -12W	Vacant			2,210									
020101 -12Y	Vacant			1,998									
020101 -14B	Vacant			1,178									
020101 -4B4	Vacant			770									
020101 -4B6	Vacant			1,203									
020101 -4B7	Vacant			536									
020101 -4B8	Vacant			665									
020101 -6CD	Vacant			1,732									
020101 -8C	Vacant			1,000									
Occupied Suites													
020101 -12A	Sahara Cafe	10/1/2003	12/31/2014	3,500	5,775.00	19.80	826.98		583.99	RNT	1/1/2012	6,500.00	22.29
020101 -12E	H&R Block	6/1/2006	4/30/2011	1,285	3,369.97	31.47	297.55		214.41	RNT	5/1/2010	3,471.07	32.41
020101 -12F	Pro Nails and Spa	10/20/2004	10/19/2014	1,278	2,517.20	23.64	301.96		213.24	RNT	12/18/2010	2,592.72	24.34
										RNT	12/18/2011	2,670.50	25.08
										RNT	12/18/2012	2,750.61	25.83
										RNT	12/18/2013	2,833.13	26.60
020101 -12G&H	Imperial Spa	11/12/2009	11/30/2029	23,009						RNT	5/12/2011	10,545.79	5.50
										RNT	5/12/2012	21,091.58	11.00
										RNT	12/1/2014	23,728.03	12.37

Database:	MCCPROP	Rent Roll	Page:	2
Bldg Status:	Active only	Phillips Village Center	Date:	1/19/2010
		1/19/2010	Time:	04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	12/1/2019	26,694.03	13.92
										RNT	12/1/2024	30,030.78	15.66
020101 -12J	Great Harvest Market	8/1/2009	7/31/2029	30,456						RNT	8/1/2010	7,614.00	3.00
										RNT	8/1/2011	15,228.00	6.00
										RNT	8/1/2012	22,842.00	9.00
										RNT	8/1/2014	25,380.00	10.00
										RNT	8/1/2017	27,918.00	11.00
										RNT	8/1/2019	30,456.00	12.00
										RNT	8/1/2024	35,024.40	13.80
020101 -12M	Village Cleaners	11/1/2000	10/31/2010	1,625	4,740.59	35.01	383.95		271.14				
020101 -12P	Glassman Specialty Office	9/15/2005	9/14/2015	1,932	3,805.35	23.64	456.49		322.36	RNT	9/15/2010	3,919.51	24.34
										RNT	9/15/2011	4,037.09	25.08
										RNT	9/15/2012	4,158.20	25.83
										RNT	9/15/2013	4,282.95	26.60
										RNT	9/15/2014	4,411.44	27.40
020101 -12Z	Ranch Liquor	1/1/2005	12/31/2014	3,000	3,862.50	15.45	708.83		500.56	RNT	1/1/2011	3,978.38	15.91
										RNT	1/1/2012	4,097.73	16.39
										RNT	1/1/2013	4,220.66	16.88
										RNT	1/1/2014	4,347.28	17.39
020101 -14A	Blockbuster	2/1/2004	12/31/2015	3,322	6,412.43	23.16	1,061.03		554.29	RNT	2/1/2012	7,043.70	25.44
020101 -16	Conoco Phillips Company	8/1/1982	7/31/2012	1,836	5,890.75	38.50							
020101 -2	Graziano's ***	9/1/2005	10/30/2015	0			892.74						
020101 -4A1	Phillips Ranch Youth World	7/1/2004	6/30/2014	5,100	8,868.46	20.87	1,193.48		850.95	RNT	9/1/2010	9,134.51	21.49
										RNT	9/1/2011	9,408.54	22.14
										RNT	9/1/2012	9,690.80	22.80
										RNT	9/1/2013	9,981.52	23.49
020101 -4B1	New Community Church	8/1/2004	7/31/2012	3,701	4,574.44	14.83	1,120.41		617.52	RNT	8/1/2010	4,711.67	15.28
										RNT	8/1/2011	5,366.45	17.40
020101 -4B10	Deno Price and Tanya Price	1/5/2009	1/31/2021	3,092	5,101.80	19.80	908.90		501.78	RNT	2/1/2010	5,254.85	20.39
										RNT	2/1/2011	5,412.50	21.01
										RNT	2/1/2012	5,574.88	21.64
										RNT	2/1/2013	5,742.13	22.29
										RNT	2/1/2014	5,914.39	22.95
										RNT	2/1/2015	6,091.82	23.64
										RNT	2/1/2016	6,274.57	24.35
										RNT	2/1/2017	6,462.81	25.08
										RNT	2/1/2018	6,656.69	25.83
										RNT	2/1/2019	6,856.39	26.61
										RNT	2/1/2020	7,062.08	27.41
020101 -4B2	Dr. Glassman, DDS	10/1/2004	9/30/2014	2,430	4,902.68	24.21	735.63		405.45	RNT	10/1/2010	5,049.76	24.94

*** Graziano's is not a tenant. It is the occupant at 2 Village Loop Road, the adjacent parcel that is affected by the reciprocal easement agreement recorded as Instrument No. 97-702755 of Official Records.

Database: MCCPROP
Bldg Status: Active only

Rent Roll
Phillips Village Center
1/19/2010

Page: 3
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	10/1/2011	5,201.26	25.69
										RNT	10/1/2012	5,357.29	26.46
										RNT	10/1/2013	5,518.01	27.25
020101 -4B5	Lawrence N. Pirrone/State Farm	7/12/2006	7/31/2009	770	1,266.19	19.73	233.11		128.48				
020101 -6AB	Casa Jimenez	7/1/2004	6/30/2016	3,450	6,795.27	23.64	815.16		575.64	RNT	9/1/2010	6,999.12	24.34
										RNT	9/1/2011	7,209.09	25.08
										RNT	9/1/2012	7,425.36	25.83
										RNT	9/1/2013	7,648.12	26.60
										RNT	9/1/2014	7,877.57	27.40
										RNT	9/1/2015	8,113.90	28.22
020101 -8A	Phillips Ranch Pharmacy	7/1/2005	8/7/2015	2,172	4,153.46	22.95	513.20		362.41	RNT	2/6/2010	4,278.06	23.64
										RNT	2/6/2011	4,406.40	24.34
										RNT	2/6/2012	4,538.59	25.08
										RNT	2/6/2013	4,674.75	25.83
										RNT	2/6/2014	4,814.99	26.60
										RNT	2/6/2015	4,959.44	27.40
020101 -8B2	Angels Animal Care	8/8/1997	8/7/2007	1,170	1,280.65	13.13	315.26		204.09				
020101 -8D	AIM Mail Center #126	7/7/2006	7/6/2016	1,300	2,925.00	27.00	321.12		226.77				
020101 -8E	Super Wok / Manpo, Inc.	9/1/2004	8/31/2016	1,430	2,735.31	22.95	337.88		238.60	RNT	9/1/2010	2,817.37	23.64
										RNT	9/1/2011	2,901.89	24.35
										RNT	9/1/2012	2,998.94	25.17
										RNT	9/1/2013	3,078.61	25.83
										RNT	9/1/2014	3,170.97	26.61
										RNT	9/1/2015	3,265.10	27.41
020101 -8F	Style Cuts	11/1/2004	10/31/2010	975	1,469.38	18.08	230.37		162.68	RNT	2/1/2010	1,426.58	17.56
										RNT	5/1/2010	1,469.38	18.08
Totals:	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43								
Total Phillips Village Center:													
	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43

Database: MCCPROP
Bldg Status: Active only

Rent Roll
Phillips Village Center
1/19/2010

Page: 4
Date: 1/19/2010
Time: 04:48 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Grand Total:													
	Occupied Sqft:	77.12%	21 Units	96,833	80,446.43		11,654.05		6,934.36				
	Vacant Sqft:	22.88%	16 Units	28,721									
	Total Sqft:		37 Units	125,554	80,446.43

Schedule "4.1"

SCHEDULE “4.1-A”

TITLE COMMITMENT REQUIREMENTS

Form No. 1068-2
ALTA Plain Language Commitment

Commitment No.: NCS-420891-LA2
Page Number: 7

SCHEDULE B

SECTION ONE

REQUIREMENTS

The following requirements must be met:

Purchaser 1. Pay the agreed amounts for the interest in the land and/or the mortgage to be insured.

Seller & Purchaser 2. Pay us the premiums, fees and charges for the policy.

Seller 3. Documents satisfactory to us creating the interest in the land and/or the mortgage to be insured must be signed, delivered and recorded.

Purchaser 4. You must tell us in writing the name of anyone not referred to in this Commitment who will get an interest in the land or who will make a loan on the land. We may then make additional requirements or exceptions.

Seller 5. Releases(s) or Reconveyance(s) of Item(s):

1. Exception No.'s 1 through 21: Payment of all taxes.

2. Exception No. 31: Payoff statement from lender consenting to short sale and Reconveyance in recordable form both acceptable to the Company.

3. Exception No. 32: UCC Termination in recordable form.

4. Intentionally deleted.

Seller 6. You must give us the following information:

A. Owner's Affidavit which includes affirmation regarding any violations of Covenant, Conditions & Restrictions referred to in this commitment and a certified rent roll is to be attached.
B. Intentionally deleted.
C. Intentionally deleted.
D. A Non-Imputation Affidavit acceptable to the Company.

Seller & Purchaser 7. Should any of the following entities be involved in this transaction, the Company will require:

A. WITH RESPECT TO A CORPORATION:

1. A certificate of good standing of recent date issued by the Secretary of State of the corporation's state of domicile.
2. A certificate copy of a resolution of the Board of Directors authorizing the contemplated

First American Title Insurance Company

Schedule "4.1-A"

Form No. 1068-2
ALTA Plain Language Commitment
Commitment No.: NCS-420891-LA2
Page Number: 8

transaction and designating which corporate officers shall have the power to execute on behalf of the corporation.

3. Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.

B. WITH RESPECT TO A CALIFORNIA LIMITED PARTNERSHIP:

1. That a certified copy of the certificate of limited partnership (form LP-1) and any amendments thereto (form LP-2) be recorded in the public records;
2. A full copy of the partnership agreement and any amendments;
3. Satisfactory evidence of the consent of a majority in interest of the limited partners to the contemplated transaction;
4. Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.

C. WITH RESPECT TO A FOREIGN LIMITED PARTNERSHIP:

1. That a certified copy of the application for registration, foreign limited partnership (form LP-5) and any amendments thereto (form LP-6) be recorded in the public records;
2. A full copy of the partnership agreement and any amendment;
3. Satisfactory evidence of the consent of a majority in interest of the limited partners to the contemplated transaction;
4. Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.

D. WITH RESPECT TO A GENERAL PARTNERSHIP:

1. That a certified copy of a statement of partnership authority pursuant to Section 16303 of the California Corporation Code (form GP-I), executed by at least two partners, and a certified copy of any amendments to such statement (form GP-7), be recorded in the public records;
2. A full copy of the partnership agreement and any amendments;
3. Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.

E. WITH RESPECT TO A LIMITED LIABILITY COMPANY:

1. A copy of its operating agreement and any amendments thereto;
2. If it is a California limited liability company, that a certified copy of its articles of organization (LLC-1) and any certificate of correction (LLC-11), certificate of amendment (LLC-2), or restatement of articles of organization (LLC-10) be recorded in the public records;
3. If it is a foreign limited liability company, a certified copy of its application for registration (LLC-5) be recorded in the public records;
4. With respect to any deed, deed of trust, lease, subordination agreement or other document or instrument executed by such limited liability company and presented for recordation by the Company or upon which the Company is asked to rely, that such document or instrument be executed in accordance with one of the following, as appropriate:
   (i) If the limited liability company properly operates through officers appointed or elected pursuant to the terms of a written operating agreement, such documents must be executed by at least two duly elected or appointed officers, as follows: the chairman of the board, the president or any vice president, and any secretary, assistant secretary, the chief financial officer or any assistant treasurer;
   (ii) If the limited liability company properly operates through a manager or managers identified in the articles of organization and/or duly elected pursuant to the terms of a written operating agreement, such document must be executed by at least two such managers or by one manager if the limited liability company properly operates with the existence of only one manager.
5. Other requirements which the Company may impose following its review of the material required

First American Title Insurance Company

Schedule "4.1-A"

Schedule "4.1-A"

 SCHEDULE “8.1.9(C)-1”

TENANT CLAIMS

1.	Great Harvest loan advances are behind, and Great Harvest claims Seller is at fault. Seller had been requesting loan balancing and proper loan draws with supporting documentation.
2.	Precise Christian Academy claims that utility prorations may not have been properly allocated and that the 2009 CAM reimbursements should not have been offset by unpaid utility bills.
3.	Youth World claims that its building needs a new roof and general updating, including possibly HVAC work.
4.	Liquor Store claims its water bill is too high, and believes that someone else is using its water.

Schedule "8.1.9(C)-1"

SCHEDULE “8.1.9(C)-2”

SELLER DISCLOSURES

The aged receivables report attached hereto as a part of Schedule “1.5” is dated as of January 19, 2010 and not the date of this Agreement due to a software problem that Seller is experiencing as of the date of this Agreement. Seller is therefore unable to update such aged receivables report.  Seller has no knowledge of any material difference between the January 19, 2010 aged receivables report and the payment and arrears status of Tenants as of the date of this Agreement, except that Sahara Café paid $5,000 out of the $6,000 owed.

Great Harvest has a history of submitting loan draws which require line-item balancing, thus delaying payment by Landlord.  Great Harvest's opening has been delayed as the result of delayed loan advances.

Imperial Spa is 45 to 60 days behind its zoning approval schedule as called for in its lease.  Imperial Spa has requested that it be permitted to pay its first month of rent and security deposit at the end of February (but no approval of such request has been granted by Seller).

New Community Church may continue to dispute, and not pay, the utility pro rations for its shared meter.

Schedule "8.1.9(C)-2"

SCHEDULE “8.1.10”

CONNECTION CHARGES

The connection fee for the gas line to 10 Village Loop, in the amount of $4,718.08, has not been paid.

Schedule "8.1.10"

SCHEDULE “8.1.11”

LIST OF PENDING LITIGATION

None.

Schedule "8.1.11"

SCHEDULE “8.1.14”

LIST OF ENVIRONMENTAL REPORTS

10/9/1991	Preliminary Report of Soil Sampling Activities	Alton Geoscience	PR_ ConocoPhillips Preliminary Report of Soil Sampling 10-9-	Yes
8/31/1992	Intitial Site Assessment	Alton Geoscience	PR_ ConocoPhillips Initial Site Assessment Report 8-31-92	Yes
7/29/1994	Supplementary Site Assessment Report	Alton Geoscience	PR_ ConocoPhillips Supplementary Site Assessment Report 7-29	Yes
9/20/1995	Letter From Lamar Companies to Ranch Center Properties	Lamar Companies	PR_ Village Cleaners PCE Contamination Report 9-20-95	Yes
9/10/1996	Underground Storage Tank Closure Report	Alton Geoscience	PR_ ConocoPhillips Underground Storage Tank Closure Report 9	Yes
9/30/1996	Supplementary Site Assessment Report	Alton Geoscience	PR_ ConocoPhillips Supplementary Site Assessment Report 9-30	Yes
5/4/1998	Letter From Los Angeles Regional Water Quality Control Board to Phillips Village Associates L.P.	Cal/EPA	1998Letter	No
5/1/2001	Second Quarter 2002 Fluid Level Monitoring and Groundwater Sampling Report	TRC	2002-05-01 Second Quarter 2002 Fluid Level Monitoring and GW Sampling Report	No
2/7/2002	First Quarter 2002 Fluid Level Monitoring and Groundwater Sampling Report	TRC	february 2002 report	No
4/30/2002	Site Quarterly Report, January 1 - March 31, 2002	TRC	2002-04-30 Site Quarterly Report Jan-Mar 2002	No
4/30/2002	Site Quarterly Report	TRC	april2002report	No
7/15/2002	Site Quarterly Report	TRC	july2002report	No
10/4/2002	Phase I Environmental Site Assessment	Kleinfelder, Inc	PR_ Phase I Environmental Site Assessment 10-4-02	Yes
10/31/2002	Site Quarterly Report, July 1 -September 30, 2002	TRC	2002-10-31 Site Quarterly Report Jul-Sep 2002	No
12/12/2002	Letter Regarding Supplemental Environmental Information File Reviews and Pipe Removal	Kleinfelder, Inc	PR_ Village Cleaners Supplemental Environmental Information	Yes
1/15/2003	Site Quarterly Report, October 1 -December 31, 2002	TRC	2003-01-15 Site Quarterly Report Oct-Dec 2002	No
4/15/2003	Site Quarterly Report, January 1 - March 31, 2003	TRC	2003-04-15 Site Quarterly Report Jan-Mar 2003	No

Schedule "8.1.14"

7/15/2003	Site Quarterly Report, April 1 - June 30, 2003	TRC	2003-07-15 Site Quarterly Report Apr-Jun 2003	No
10/15/2003	Site Quarterly Report, July 1 - September 30, 2003	TRC	2003-10-15 Site Quarterly Report Jul-Sep 2003	No
1/30/2004	Site Quarterly Report, October 1 - December 31, 2003	TRC	2004-01-30 Site Quarterly Report Oct-Dec 2003	No
4/30/2004	Site Quarterly Report, January 1 - March 31, 2004	TRC	2004-04-30 Site Quarterly Report Jan-Mar 2004	No
5/17/2004	Phase I Environmental Site Assessment	AEI Consultants	PR_ Phase I Environmental Site Assessment 5-17-04	Yes
7/15/2004	Site Quarterly Report, April 1 - June 30, 2004	TRC	2004-07-15 Site Quarterly Report Apr-Jun 2004	No
1/17/2005	Site Quarterly Report, October 1 - December 31, 2004	TRC	2005-01-17 Site Quarterly Report Oct-Dec 2004	No
4/15/2005	Site Quarterly Report, January 1 - March 31, 2005	TRC	2005-04-15 Site Quarterly Report Jan-Mar 2005	No
4/19/2005	Asbestos-Containing Materials Operations and Maintenance Program	Property Solutions	20053532ACMO&M	No
6/9/2005	Phase I Environmental Site Assessment	Property Solutions	20051337 Final	No
10/14/2005	Site Quarterly Report, July 1 - September 30, 2005	TRC	2005-10-14 Site Quarterly Report Jul-Sep 2005	No
1/31/2006	Site Quarterly Report, October 1 - December 31, 2005	TRC	2006-01-31 Site Quarterly Report Oct-Dec 2005	No
4/14/2006	Site Quarterly Report January 1 - March 31, 2006	TRC	2006-04-14 Site Quarterly Report Jan-Mar 2006	No
7/14/2006	Site Quarterly Report April 1 - June 30, 2006	TRC	2006-07-14 Site Quarterly Report Apr-Jun 2006	No
10/9/2006	Site Quarterly Report, July 1 - September 30, 2006	TRC	2006-10-09 Site Quarterly Report Jul-Sep 2006	No
1/9/2007	Site Quarterly Report, October 1 - December 31, 2006	TRC	2007-01-09 Site Quarterly Report Oct-Dec 2006	No
4/13/2007	Site Quarterly Report January 1 - March	TRC	2007-04-13 Site Quarterly Report Jan-Mar 2007	No
7/12/2007	Site Quarterly Report January 1 - March 31, 2007	TRC	2007-07-12 Site Quarterly Report Jan-Mar 2007	No
10/10/2007	Site Quarterly Report, July 1 - September 30, 2007	TRC	2007-10-10 Site Quarterly Report Jul-Sep 2007	No

Schedule "8.1.14"

1/14/2008	Fourth Quarter 2007 Site Status Report	Delta	2008-01-14 Fourth Quarter 2007 Site Status Report	No
4/8/2008	First Quarter 2008 Site Status Report	Delta	2008-04-08 First Quarter 2008 Site Status Report	No
7/11/2008	Second Quarter 2008 Site Status Report	Delta	2008-07-11 Second Quarter 2008 Site Status Report	No
10/14/2008	Third Quarter 2008 Site Status Report	Delta	2008-10-14 Thrid Quarter 2008 Site Status Report	No
12/1/2008	Quarterly Monitoring Report October - December 2008	TRC	2008-12-01 Quarterly Monitoring Report Oct-Dec 2008	No
4/15/2009	First Quarter 2009 Site Status Report	Delta	2009-04-15 First Quarter 2009 Site Status Report	No
7/15/2009	Second Quarter 2009 Site Status Report	Delta	2009-07-15 Second Quarter 2009 Site Status Report	Yes
10/27/1992	Indemnity Agreement	Unocal		Yes
2/24/1997	Request For Closure	Alton Geoscience		Yes
8/14/1997	Response To CRWQCB	Alton Geoscience		Yes
3/31/1998	Response To Regional Water Quality Control Board (RWQCB)	Alton Geoscience		Yes
9/4/1998	Soil Sampling Report For Tank Top Upgrade Product Line And Dispenser Replacement	Alton Geoscience		Yes
2/21/2000	Supplementary Site Assessment Report, 76 Station 6734, 16 Village Loop Road	TRC Alton Geoscience		Yes
10/13/2000	Groundwater Pumpout Report, 76 Station 6734, 16 Village Loop Road	TRC Alton Geoscience		Yes
12/30/2003	File Reviews, Fire Station #188, 18 Village Loop Road, Pomona, California	URS		Yes

Schedule "8.1.14"

SCHEDULE “8.1.19”

PENDING TAX APPEALS

APPLICATION FOR CHANGED ASSESSMENT 2009/10 (APPLICATION NUMBER 2009 002252) SUBMITTED BY ROBERT KATKOWSKI OF MCC REALTY MANAGEMENT, INC. TO THE COUNTY OF LOS ANGELES ASSESSMENT APPEALS BOARD ON JULY 24, 2009.

Schedule "8.1.19"

SCHEDULE “8.1.26”

LOAN DOCUMENTS

1. Promissory Note in the principal amount of $18,500,000.00 given by Seller to CIBC Inc. (“CIBC”), dated June 24, 2005

2. Assignment of Leases and Rents given by Seller to CIBC dated June 24, 2005 and recorded on June 27, 2005 as Instrument No. 05-1504021 of the Official Records of Los Angeles County, California

3. Cash Management Agreement among Seller, CIBC and MCC Realty Management, Inc. dated June 24, 2005

4. Certificate (Lease Form) given by Seller to CIBC dated June 24, 2005

5. Clearing Bank Instruction Letter from Seller and MCC Realty Management, Inc. to East West Bank

6. Closing Certificate given by Seller to CIBC dated June 24, 2005

7. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing given by Seller, as borrower, to First American Title Insurance Company, as trustee, for the benefit of CIBC, dated June 24, 2005 and recorded on June 27, 2005 as Instrument No. 05-1504021 in the Official Records of Los Angeles County, California

8. Escrow Agreement between Winston & Strawn LLP and First American Title Insurance Company dated June 22, 2005

9. Certification of Taxpayer Identification Number and Non-Foreign Status given by Seller to CIBC dated June 24, 2005

10. Hazardous Substances Indemnity Agreement executed by Seller and Michael D. McCarthy in favor of CIBC dated June 24, 2005

11. Indemnity and Guaranty Agreement executed by Michael D. McCarthy in favor of CIBC dated June 24, 2005

12. Manager’s Subordination Agreement executed by MCC Realty Management, Inc. in favor of CIBC dated June 24, 2005

13. UCC Financing Statement naming Seller as debtor and CIBC as secured party, filed with the California Secretary of State on June 29, 2005 as Instrument No. 05-7032402982

14. UCC Financing Statement naming Seller as debtor and CIBC as secured party, filed with the Delaware Department of State on June 29, 2005 as Filing No. 5199848 4

Schedule "8.1.26"

15. UCC Financing Statement naming Seller as debtor and CIBC as secured party, recorded on June 28, 2005 as Instrument No. 05-1516402 in the Official Records of Los Angeles County, California

16. Agreement Regarding Possible Note Purchase or Discounted Payoff dated effective as of October 28, 2009, among Seller, Michael D. McCarthy and Bank of America, N.A. (successor by merger to LaSalle Bank National Association), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12.

Schedule "8.1.26"

SCHEDULE “8.1.27”

GH LOAN DOCUMENTS

Promissory Note Secured by Security Agreement, dated July 16, 2006, among Manisa, Inc., Jay J. Suh and Yang Suk Ha, collectively as borrower, and Seller, as lender;

Security Agreement, dated July 16, 2009, among Manisa, Inc., Jay J. Suh and Yang Suk Ha, collectively as borrower, and CMP Phillips Associates, LLC, as secured party; and

UCC-1 Fixture Filing, recorded on January 21, 2010, as Instrument No. 2010-0086354, in the Office of the County Recorder of Los Angeles County, California

UCC Financing Statement, filed with the California Secretary of State on January 21, 2010 under Filing Number 10-7220588033

Schedule "8.1.27"

SCHEDULE “8.1.28”

GRAZIANO SIGNAGE DISCLOSURES

Graziano’s owns its own real property, building and sign, which are not part of the Property.  Graziano's is  a party to the REA with Seller.

Seller and Graziano’s have recently come to an oral understanding with respect to the sign which Graziano’s owns and which is on Graziano’s property, which understanding has not yet been reduced to a written amendment to the REA.   Such understanding includes the following:

1.
Seller shall install a new sign on Graziano's property,  in the location that is now used by Graziano’s sign and at Seller’s sole cost and expense, to service not just Graziano's property but also the Property

2.	Seller shall cause the electric metering of the new sign to be connected to the common area meter.
3.	Graziano’s shall have the top sign panel on such new sign. Seller shall pay for the cost of fabricating and installing such panel.
4.	Graziano’s will have a position on any monument sign that Seller may install on the Property.

Schedule "8.1.28"

SCHEDULE “8.1.29”

FINANCIAL STATEMENTS

[see attached pages]

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 1
Date: 12/3/2009
Time: 12:38 PM

Thru:	Current Period Actual Dec 2007	Current Period Budget Dec 2007	Variance		Year-To-Date Actual Dec 2007	Year-To-Date Budget Dec 2007	Variance	
REVENUE								
RENTAL INCOME								
Base Rent	87,440.76	181,308.00	(93,867.24)	-51.77%	1,520,412.92	1,822,309.00	(301,896.08)	-16.57%
TOTAL RENTAL INCOME	87,440.76	181,308.00	(93,867.24)	-51.77%	1,520,412.92	1,822,309.00	(301,896.08)	-16.57%
TENANT REIMBURSEMENT								
CAM Reimbursement	15,206.69	32,034.00	(16,827.31)	-52.53%	273,933.26	320,705.00	(46,771.74)	-14.58%
Prior Year CAM Reimbursem	0.00	0.00	0.00	0.00%	42,986.52	0.00	42,986.52	0.00%
Property Tax Reimbursemen	7,190.57	16,739.00	(9,548.43)	-57.04%	138,613.34	166,555.00	(27,941.66)	-16.78%
Insurance Reimbursement	3,674.28	8,166.00	(4,491.72)	-55.01%	67,003.35	80,820.00	(13,816.65)	-17.10%
TOTAL TENANT REIMBURSEMENT	26,071.54	56,939.00	(30,867.46)	-54.21%	522,536.47	568,080.00	(45,543.53)	-8.02%
OTHER INCOME								
Interest Income	456.85	0.00	456.85	0.00%	1,494.80	0.00	1,494.80	0.00%
Late Fees	702.92	0.00	702.92	0.00%	10,869.38	0.00	10,869.38	0.00%
Miscellaneous Income	7.50	0.00	7.50	0.00%	173.71	0.00	173.71	0.00%
TOTAL OTHER INCOME	1,167.27	0.00	1,167.27		12,537.89	0.00	12,537.89	
TOTAL REVENUE	114,679.57	238,247.00	(123,567.43)	-51.87%	2,055,487.28	2,390,389.00	(334,901.72)	-14.01%
OPERATING EXPENSES								
MANAGEMENT FEE EXPENSES								
Management Fees	5,679.43	11,913.00	6,233.57	52.33%	105,274.29	119,519.00	14,244.71	11.92%
TOTAL MANAGEMENT FEE EXPENSES	5,679.43	11,913.00	6,233.57	52.33%	105,274.29	119,519.00	14,244.71	11.92%
MAINTENANCE & REPAIRS								
Landscaping-Contract	1,250.00	1,250.00	0.00	0.00%	15,000.00	15,000.00	0.00	0.00%
Landscaping-Misc	216.73	200.00	(16.73)	-8.37%	1,608.66	13,490.00	11,881.34	88.08%
Electrical/Lighting	95.00	500.00	405.00	81.00%	5,644.01	6,000.00	355.99	5.93%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 2
Date: 12/3/2009
Time: 12:38 PM

	Current Period				Year-To-Date			
Thru:	Actual Dec 2007	Budget Dec 2007	Variance		Actual Dec 2007	Budget Dec 2007	Variance	
Elevators	0.00	0.00	0.00	0.00%	1,862.76	2,325.00	462.24	19.88%
Ext. Paint/Graffiti Remov	0.00	115.00	115.00	100.00%	86.00	230.00	144.00	62.61%
Pest Control	77.00	77.00	0.00	0.00%	924.00	1,399.00	475.00	33.95%
Locks And Keys	0.00	100.00	100.00	100.00%	68.08	400.00	331.92	82.98%
General Maintenance	26.50	500.00	473.50	94.70%	1,570.76	2,000.00	429.24	21.46%
Parking Lot Repair	0.00	0.00	0.00	0.00%	407.29	300.00	(107.29)	-35.76%
Plumbing	0.00	150.00	150.00	100.00%	5,416.75	1,800.00	(3,616.75)	-200.93%
Porter	1,250.00	1,250.00	0.00	0.00%	13,750.00	15,000.00	1,250.00	8.33%
Roof Maintenance	0.00	500.00	500.00	100.00%	1,193.50	2,500.00	1,306.50	52.26%
Signage/Directories	0.00	0.00	0.00	0.00%	0.00	1,600.00	1,600.00	100.00%
Steamclean/Powerwash	614.00	614.00	0.00	0.00%	6,754.00	7,368.00	614.00	8.33%
Sweeping	945.00	945.00	0.00	0.00%	11,954.00	11,340.00	(614.00)	-5.41%
Trash Disposal	2,579.87	2,556.00	(23.87)	-0.93%	30,853.44	29,885.00	(968.44)	-3.24%
M/O Bldg Direct Costs	428.26	350.00	(78.26)	-22.36%	5,426.06	4,200.00	(1,226.06)	-29.19%
Janitorial Supplies	0.00	100.00	100.00	100.00%	0.00	400.00	400.00	100.00%
HVAC Contract	0.00	0.00	0.00	0.00%	5,225.72	3,700.00	(1,525.72)	-41.24%
Fire Protect Phone Lines	0.00	60.00	60.00	100.00%	623.23	720.00	96.77	13.44%
Security Contract	3,192.00	3,500.00	308.00	8.80%	42,751.10	40,500.00	(2,251.10)	-5.56%
TOTAL MAINTENANCE & REPAIRS	10,674.36	12,767.00	2,092.64	16.39%	151,119.36	160,157.00	9,037.64	5.64%
UTILITIES								
Water & Sewer	4,974.97	2,250.00	(2,724.97)	-121.11%	28,317.14	27,000.00	(1,317.14)	-4.88%
Electricity-Common Area	3,990.32	5,200.00	1,209.68	23.26%	58,758.38	62,400.00	3,641.62	5.84%
TOTAL UTILITIES	8,965.29	7,450.00	(1,515.29)	-20.34%	87,075.52	89,400.00	2,324.48	2.60%
INSURANCE								
Insurance-Property	0.00	0.00	0.00	0.00%	98,538.13	94,120.00	(4,418.13)	-4.69%
TOTAL INSURANCE	0.00	0.00	0.00		98,538.13	94,120.00	(4,418.13)	-4.69%
PROPERTY TAXES								
Real Property Taxes	0.00	0.00	0.00	0.00%	217,944.30	195,004.00	(22,940.30)	-11.76%
TOTAL PROPERTY TAXES	0.00	0.00	0.00		217,944.30	195,004.00	(22,940.30)	-11.76%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 3
Date: 12/3/2009
Time: 12:38 PM

Thru:	Current Period Actual Dec 2007	Current Period Budget Dec 2007	Current Period Variance		Year-To-Date Actual Dec 2007	Year-To-Date Budget Dec 2007	Year-To-Date Variance	
TOTAL OPERATING EXPENSES	(25,319.08)	(32,130.00)	6,810.92	21.20%	(659,951.60)	(658,200.00)	(1,751.60)	-0.27%
NET OPERATING INCOME	89,360.49	206,117.00	(116,756.51)	-56.65%	1,395,535.68	1,732,189.00	(336,653.32)	-19.44%
NON-REIMBURSABLE EXPENSES								
General & Administrative	78.31	85.00	6.69	7.87%	2,486.63	2,370.00	(116.63)	-4.92%
Legal Fees	50.00	400.00	350.00	87.50%	26,341.77	4,800.00	(21,541.77)	-448.79%
Professional Fees	0.00	750.00	750.00	100.00%	0.00	3,500.00	3,500.00	100.00%
Accounting Fees	0.00	0.00	0.00	0.00%	21,960.50	2,000.00	(19,960.50)	-998.03%
Marketing and Promotion	300.00	500.00	200.00	40.00%	5,084.00	6,000.00	916.00	15.27%
Owner Repairs & Maint	0.00	200.00	200.00	100.00%	6,590.24	2,400.00	(4,190.24)	-174.59%
Utilities-Vacant	0.00	400.00	400.00	100.00%	0.00	4,800.00	4,800.00	100.00%
Misc. Non Reimb. Expenses	2,300.00	1,000.00	(1,300.00)	-130.00%	6,133.33	3,000.00	(3,133.33)	-104.44%
TOTAL NON-REIMBURSABLE EXPENSES	2,728.31	3,335.00	606.69	18.19%	68,596.47	28,870.00	(39,726.47)	-137.60%
DEBT & FINANCING EXPENSES								
Interest Expense	77,700.00	80,290.00	2,590.00	3.23%	945,350.00	945,350.00	0.00	0.00%
TOTAL DEBT & FINANCING EXPENSES	77,700.00	80,290.00	2,590.00	3.23%	945,350.00	945,350.00	0.00	
NET INCOME BEFORE TAXES AND DEPRECIATION	8,932.18	122,492.00	(113,559.82)	-92.71%	381,589.21	757,969.00	(376,379.79)	-49.66%
INCOME TAXES								
State/FTB Expense	0.00	0.00	0.00	0.00%	9,471.63	8,400.00	(1,071.63)	-12.76%
TOTAL INCOME TAXES	0.00	0.00	0.00		9,471.63	8,400.00	(1,071.63)	-12.76%
NET INCOME	8,932.18	122,492.00	(113,559.82)	-92.71%	372,117.58	749,569.00	(377,451.42)	-50.36%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Page: 4
Date: 12/3/2009
Time: 12:38 PM

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Cash

Thru:	Current Period Actual Dec 2007	Current Period Budget Dec 2007	Current Period Variance		Year-To-Date Actual Dec 2007	Year-To-Date Budget Dec 2007	Year-To-Date Variance	
CURRENT EARNINGS	8,932.18	122,492.00	(113,559.82)	-92.71%	372,117.58	749,569.00	(377,451.42)	-50.36%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 1
Date: 12/3/2009
Time: 12:37 PM

	Current Period				Year-To-Date			
Thru:	Actual Dec 2008	Budget Dec 2008	Variance		Actual Dec 2008	Budget Dec 2008	Variance	
REVENUE								
RENTAL INCOME								
Base Rent	82,828.61	146,604.00	(63,775.39)	-43.50%	1,100,728.05	1,661,246.00	(560,517.95)	-33.74%
TOTAL RENTAL INCOME	82,828.61	146,604.00	(63,775.39)	-43.50%	1,100,728.05	1,661,246.00	(560,517.95)	-33.74%
TENANT REIMBURSEMENT								
CAM Reimbursement	13,525.24	29,764.00	(16,238.76)	-54.56%	195,164.13	306,277.00	(111,112.87)	-36.28%
Property Tax Reimbursemen	7,344.62	18,522.00	(11,177.38)	-60.35%	107,303.61	181,251.00	(73,947.39)	-40.80%
Insurance Reimbursement	3,538.38	8,923.00	(5,384.62)	-60.35%	51,564.54	87,321.00	(35,756.46)	-40.95%
TOTAL TENANT REIMBURSEMENT	24,408.24	57,209.00	(32,800.76)	-57.33%	354,032.28	574,849.00	(220,816.72)	-38.41%
OTHER INCOME								
Interest Income	714.86	0.00	714.86	0.00%	1,776.06	0.00	1,776.06	0.00%
Late Fees	371.87	0.00	371.87	0.00%	20,582.44	0.00	20,582.44	0.00%
Miscellaneous Income	0.00	0.00	0.00	0.00%	378.66	0.00	378.66	0.00%
TOTAL OTHER INCOME	1,086.73	0.00	1,086.73		22,737.16	0.00	22,737.16	
TOTAL REVENUE	108,323.58	203,813.00	(95,489.42)	-46.85%	1,477,497.49	2,236,095.00	(758,597.51)	-33.93%
OPERATING EXPENSES								
MANAGEMENT FEE EXPENSES								
Management Fees	4,954.76	10,191.00	5,236.24	51.38%	72,732.74	111,804.00	39,071.26	34.95%
TOTAL MANAGEMENT FEE EXPENSES	4,954.76	10,191.00	5,236.24	51.38%	72,732.74	111,804.00	39,071.26	34.95%
MARKETING AND PROMOTION								
Promotions	5,200.00	0.00	(5,200.00)	0.00%	5,200.00	0.00	(5,200.00)	0.00%
TOTAL MARKETING AND PROMOTION	5,200.00	0.00	(5,200.00)		5,200.00	0.00	(5,200.00)

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 2
Date: 12/3/2009
Time: 12:37 PM

Thru:	Current Period Actual Dec 2008	Current Period Budget Dec 2008	Current Period Variance		Year-To-Date Actual Dec 2008	Year-To-Date Budget Dec 2008	Year-To-Date Variance	
MAINTENANCE & REPAIRS								
Landscaping-Contract	1,287.00	1,350.00	63.00	4.67%	15,444.00	16,200.00	756.00	4.67%
Landscaping-Misc	0.00	200.00	200.00	100.00%	5,699.00	5,850.00	151.00	2.58%
Electrical/Lighting	401.13	500.00	98.87	19.77%	6,423.47	6,000.00	(423.47)	-7.06%
Elevators	0.00	0.00	0.00	0.00%	3,229.91	2,325.00	(904.91)	-38.92%
Pest Control	79.00	77.00	(2.00)	-2.60%	1,352.00	1,400.00	48.00	3.43%
Locks And Keys	0.00	100.00	100.00	100.00%	0.00	400.00	400.00	100.00%
General Maintenance	0.00	500.00	500.00	100.00%	822.25	2,000.00	1,177.75	58.89%
Parking Lot Repair	0.00	0.00	0.00	0.00%	219.50	600.00	380.50	63.42%
Plumbing	195.50	150.00	(45.50)	-30.33%	1,389.50	1,800.00	410.50	22.81%
Porter	625.00	1,250.00	625.00	50.00%	14,062.50	15,000.00	937.50	6.25%
Roof Maintenance	0.00	500.00	500.00	100.00%	918.50	2,500.00	1,581.50	63.26%
Signage/Directories	0.00	0.00	0.00	0.00%	2,462.50	1,600.00	(862.50)	-53.91%
Steamclean/Powerwash	0.00	630.00	630.00	100.00%	5,636.52	7,560.00	1,923.48	25.44%
Sweeping	400.00	965.00	565.00	58.55%	9,475.10	11,580.00	2,104.90	18.18%
Trash Disposal	1,198.17	2,860.00	1,661.83	58.11%	30,017.98	33,420.00	3,402.02	10.18%
M/O Bldg Direct Costs	405.84	450.00	44.16	9.81%	5,811.26	5,400.00	(411.26)	-7.62%
Janitorial Supplies	0.00	0.00	0.00	0.00%	252.81	0.00	(252.81)	0.00%
HVAC Contract	0.00	0.00	0.00	0.00%	7,863.76	6,400.00	(1,463.76)	-22.87%
Fire Protect Phone Lines	54.02	60.00	5.98	9.97%	653.42	720.00	66.58	9.25%
Security Contract	0.00	3,750.00	3,750.00	100.00%	1,680.00	45,000.00	43,320.00	96.27%
TOTAL MAINTENANCE & REPAIRS	4,645.66	13,342.00	8,696.34	65.18%	113,413.98	165,755.00	52,341.02	31.58%
UTILITIES								
Water & Sewer	0.00	2,400.00	2,400.00	100.00%	28,812.63	28,800.00	(12.63)	-0.04%
Electricity-Common Area	4,568.64	5,200.00	631.36	12.14%	74,317.46	62,400.00	(11,917.46)	-19.10%
TOTAL UTILITIES	4,568.64	7,600.00	3,031.36	39.89%	103,130.09	91,200.00	(11,930.09)	-13.08%
INSURANCE								
Insurance-Property	2,400.38	0.00	(2,400.38)	0.00%	91,974.66	108,392.00	16,417.34	15.15%
TOTAL INSURANCE	2,400.38	0.00	(2,400.38)		91,974.66	108,392.00	16,417.34	15.15%
PROPERTY TAXES

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 3
Date: 12/3/2009
Time: 12:37 PM

	Current Period				Year-To-Date			
Thru:	Actual Dec 2008	Budget Dec 2008	Variance		Actual Dec 2008	Budget Dec 2008	Variance	
Real Property Taxes	110,880.00	0.00	(110,880.00)	0.00%	215,093.91	224,988.00	9,894.09	4.40%
TOTAL PROPERTY TAXES	110,880.00	0.00	(110,880.00)		215,093.91	224,988.00	9,894.09	4.40%
TOTAL OPERATING EXPENSES	(132,649.44)	(31,133.00)	(101,516.44)	-326.07%	(601,545.38)	(702,139.00)	100,593.62	14.33%
NET OPERATING INCOME	(24,325.86)	172,680.00	(197,005.86)	-114.09%	875,952.11	1,533,956.00	(658,003.89)	-42.90%
NON-REIMBURSABLE EXPENSES								
General & Administrative	203.22	50.00	(153.22)	-306.44%	4,832.86	3,450.00	(1,382.86)	-40.08%
Legal Fees	0.00	400.00	400.00	100.00%	21,703.21	4,800.00	(16,903.21)	-352.15%
Professional Fees	0.00	2,000.00	2,000.00	100.00%	0.00	14,000.00	14,000.00	100.00%
Asset Management Fees	0.00	9,792.00	9,792.00	100.00%	0.00	117,504.00	117,504.00	100.00%
Accounting Fees	0.00	0.00	0.00	0.00%	247.50	8,000.00	7,752.50	96.91%
Marketing and Promotion	0.00	500.00	500.00	100.00%	0.00	6,000.00	6,000.00	100.00%
Owner Repairs & Maint	6,103.75	400.00	(5,703.75)	-1425.94%	11,045.67	4,800.00	(6,245.67)	-130.12%
Utilities-Vacant	0.00	100.00	100.00	100.00%	0.00	1,200.00	1,200.00	100.00%
Misc. Non Reimb. Expenses	83.73	1,000.00	916.27	91.63%	5,883.73	3,000.00	(2,883.73)	-96.12%
TOTAL NON-REIMBURSABLE EXPENSES	6,390.70	14,242.00	7,851.30	55.13%	43,712.97	162,754.00	119,041.03	73.14%
DEBT & FINANCING EXPENSES								
Interest Expense	77,700.00	77,700.00	0.00	0.00%	955,839.50	945,350.00	(10,489.50)	-1.11%
TOTAL DEBT & FINANCING EXPENSES	77,700.00	77,700.00	0.00		955,839.50	945,350.00	(10,489.50)	-1.11%
NET INCOME BEFORE TAXES AND DEPRECIATION	(108,416.56)	80,738.00	(189,154.56)	-234.28%	(123,600.36)	425,852.00	(549,452.36)	-129.02%
INCOME TAXES								
State/FTB Expense	0.00	0.00	0.00	0.00%	10,200.00	9,500.00	(700.00)	-7.37%
TOTAL INCOME TAXES	0.00	0.00	0.00		10,200.00	9,500.00	(700.00)	-7.37%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 4
Date: 12/3/2009
Time: 12:37 PM

Thru:	Current Period Actual Dec 2008	Current Period Budget Dec 2008	Current Period Variance		Year-To-Date Actual Dec 2008	Year-To-Date Budget Dec 2008	Year-To-Date Variance	
NET INCOME	(108,416.56)	80,738.00	(189,154.56)	-234.28%	(133,800.36)	416,352.00	(550,152.36)	-132.14%
CURRENT EARNINGS	(108,416.56)	80,738.00	(189,154.56)	-234.28%	(133,800.36)	416,352.00	(550,152.36)	-132.14%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 1
Date: 12/3/2009
Time: 12:36 PM

Cash

Report includes an open period. Entries are not final.

Thru:	Current Period Actual Oct 2009	Current Period Budget Oct 2009	Current Period Variance		Year-To-Date Actual Oct 2009	Year-To-Date Budget Oct 2009	Year-To-Date Variance	
REVENUE								
RENTAL INCOME								
Base Rent	49,738.85	78,954.00	(29,215.15)	-37.00%	680,727.81	869,074.00	(188,346.19)	-21.67%
TOTAL RENTAL INCOME	49,738.85	78,954.00	(29,215.15)	-37.00%	680,727.81	869,074.00	(188,346.19)	-21.67%
TENANT REIMBURSEMENT								
CAM Reimbursement	6,582.99	13,607.00	(7,024.01)	-51.62%	89,431.21	158,312.00	(68,880.79)	-43.51%
Prior Year CAM Reimbursem	0.00	0.00	0.00	0.00%	(32,365.11)	0.00	(32,365.11)	0.00%
Property Tax Reimbursemen	5,812.95	8,168.00	(2,355.05)	-28.83%	62,484.62	85,280.00	(22,795.38)	-26.73%
Insurance Reimbursement	2,444.54	3,277.00	(832.46)	-25.40%	30,132.09	38,953.00	(8,820.91)	-22.65%
Utilities Reimbursement	2,557.72	0.00	2,557.72	0.00%	7,565.79	0.00	7,565.79	0.00%
Water Reimbursement	750.87	0.00	750.87	0.00%	5,289.99	0.00	5,289.99	0.00%
TOTAL TENANT REIMBURSEMENT	18,149.07	25,052.00	(6,902.93)	-27.55%	162,538.59	282,545.00	(120,006.41)	-42.47%
OTHER INCOME								
Interest Income	0.00	0.00	0.00	0.00%	123.21	0.00	123.21	0.00%
Late Fees	0.00	0.00	0.00	0.00%	2,224.79	0.00	2,224.79	0.00%
Miscellaneous Income	150.00	0.00	150.00	0.00%	150.00	0.00	150.00	0.00%
TOTAL OTHER INCOME	150.00	0.00	150.00		2,498.00	0.00	2,498.00	
TOTAL REVENUE	68,037.92	104,006.00	(35,968.08)	-34.58%	845,764.40	1,151,619.00	(305,854.60)	-26.56%
OPERATING EXPENSES								
MANAGEMENT FEE EXPENSES								
Management Fees	0.00	5,085.00	5,085.00	100.00%	13,661.43	56,427.00	42,765.57	75.79%
TOTAL MANAGEMENT FEE EXPENSES	0.00	5,085.00	5,085.00	100.00%	13,661.43	56,427.00	42,765.57	75.79%
MARKETING AND PROMOTION								
Advertising	0.00	417.00	417.00	100.00%	0.00	4,170.00	4,170.00	100.00%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Cash

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 2
Date: 12/3/2009
Time: 12:36 PM

Report includes an open period. Entries are not final.

	Current Period				Year-To-Date			
Thru:	Actual Oct 2009	Budget Oct 2009	Variance		Actual Oct 2009	Budget Oct 2009	Variance	
TOTAL MARKETING AND PROMOTION	0.00	417.00	417.00	100.00%	0.00	4,170.00	4,170.00	100.00%
MAINTENANCE & REPAIRS								
Landscaping-Contract	1,158.00	1,287.00	129.00	10.02%	44,080.00	12,096.00	(31,984.00)	-264.42%
Landscaping-Misc	1,078.07	1,550.00	471.93	30.45%	1,017.78	5,450.00	4,432.22	81.33%
Electrical/Lighting	47.00	550.00	503.00	91.45%	4,956.40	2,750.00	(2,206.40)	-80.23%
Elevators	0.00	0.00	0.00	0.00%	0.00	1,365.00	1,365.00	100.00%
Pest Control	79.00	254.00	175.00	68.90%	799.00	903.00	104.00	11.52%
Locks And Keys	0.00	0.00	0.00	0.00%	0.00	300.00	300.00	100.00%
General Maintenance	711.08	0.00	(711.08)	0.00%	748.58	750.00	1.42	0.19%
Parking Lot Repair	0.00	3,333.00	3,333.00	100.00%	618.00	33,334.00	32,716.00	98.15%
Plumbing	280.00	150.00	(130.00)	-86.67%	1,535.50	1,500.00	(35.50)	-2.37%
Porter	625.00	1,250.00	625.00	50.00%	6,350.00	8,750.00	2,400.00	27.43%
Roof Maintenance	0.00	0.00	0.00	0.00%	1,983.00	2,000.00	17.00	0.85%
Signage/Directories	0.00	0.00	0.00	0.00%	190.00	800.00	610.00	76.25%
Steamclean/Powerwash	0.00	630.00	630.00	100.00%	3,131.40	4,410.00	1,278.60	28.99%
Sweeping	400.00	965.00	565.00	58.55%	4,556.80	6,260.00	1,703.20	27.21%
Trash Disposal	1,422.50	2,750.00	1,327.50	48.27%	15,140.32	21,626.00	6,485.68	29.99%
M/O Bldg Direct Costs	880.13	450.00	(430.13)	-95.58%	7,235.76	4,500.00	(2,735.76)	-60.79%
HVAC Contract	0.00	0.00	0.00	0.00%	1,525.00	3,050.00	1,525.00	50.00%
Fire Protect Phone Lines	0.00	60.00	60.00	100.00%	438.22	600.00	161.78	26.96%
Security Contract	3,410.00	1,450.00	(1,960.00)	-135.17%	13,627.50	14,500.00	872.50	6.02%
TOTAL MAINTENANCE & REPAIRS	10,090.78	14,679.00	4,588.22	31.26%	107,933.26	124,944.00	17,010.74	13.61%
UTILITIES								
Water & Sewer	2,750.98	3,000.00	249.02	8.30%	19,206.24	30,000.00	10,793.76	35.98%
Water-Tenant Direct Reimb	1,605.27	0.00	(1,605.27)	0.00%	6,377.25	0.00	(6,377.25)	0.00%
Electricity-Common Area	3,031.60	3,500.00	468.40	13.38%	29,875.54	53,000.00	23,124.46	43.63%
Utilities - Direct Reimb	21,757.08	0.00	(21,757.08)	0.00%	37,964.95	0.00	(37,964.95)	0.00%
TOTAL UTILITIES	29,144.93	6,500.00	(22,644.93)	-348.38%	93,423.98	83,000.00	(10,423.98)	-12.56%
INSURANCE								
Insurance-Property	3,751.63	9,033.00	5,281.37	58.47%	84,445.59	90,327.00	5,881.41	6.51%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Page: 3
Date: 12/3/2009
Time: 12:36 PM

Cash

Report includes an open period. Entries are not final.

	Current Period				Year-To-Date			
Thru:	Actual Oct 2009	Budget Oct 2009	Variance		Actual Oct 2009	Budget Oct 2009	Variance	
TOTAL INSURANCE	3,751.63	9,033.00	5,281.37	58.47%	84,445.59	90,327.00	5,881.41	6.51%
PROPERTY TAXES								
Real Property Taxes	0.00	18,749.00	18,749.00	100.00%	169,042.74	187,490.00	18,447.26	9.84%
TOTAL PROPERTY TAXES	0.00	18,749.00	18,749.00	100.00%	169,042.74	187,490.00	18,447.26	9.84%
TOTAL OPERATING EXPENSES	(42,987.34)	(54,463.00)	11,475.66	21.07%	(468,507.00)	(546,358.00)	77,851.00	14.25%
NET OPERATING INCOME	25,050.58	49,543.00	(24,492.42)	-49.44%	377,257.40	605,261.00	(228,003.60)	-37.67%
NON-REIMBURSABLE EXPENSES								
General & Administrative	0.00	200.00	200.00	100.00%	3,250.11	4,450.00	1,199.89	26.96%
Legal Fees	0.00	1,600.00	1,600.00	100.00%	0.00	16,000.00	16,000.00	100.00%
Professional Fees	0.00	0.00	0.00	0.00%	0.00	12,000.00	12,000.00	100.00%
Asset Management Fees	0.00	9,792.00	9,792.00	100.00%	0.00	97,920.00	97,920.00	100.00%
Accounting Fees	0.00	6,000.00	6,000.00	100.00%	0.00	8,000.00	8,000.00	100.00%
Owner Repairs & Maint	110.00	400.00	290.00	72.50%	31,129.99	4,000.00	(27,129.99)	-678.25%
Utilities-Vacant	308.85	100.00	(208.85)	-208.85%	6,994.97	1,000.00	(5,994.97)	-599.50%
Misc. Non Reimb. Expenses	3,308.04	0.00	(3,308.04)	0.00%	16,977.37	2,000.00	(14,977.37)	-748.87%
TOTAL NON-REIMBURSABLE EXPENSES	3,726.89	18,092.00	14,365.11	79.40%	58,352.44	145,370.00	87,017.56	59.86%
DEBT & FINANCING EXPENSES								
Interest Expense	0.00	77,700.00	77,700.00	100.00%	488,594.94	787,360.00	298,765.06	37.95%
TOTAL DEBT & FINANCING EXPENSES	0.00	77,700.00	77,700.00	100.00%	488,594.94	787,360.00	298,765.06	37.95%
NET INCOME BEFORE TAXES AND DEPRECIATION	21,323.69	(46,249.00)	67,572.69	146.11%	(169,689.98)	(327,469.00)	157,779.02	48.18%
INCOME TAXES								
State/FTB Expense	0.00	0.00	0.00	0.00%	10,800.00	9,500.00	(1,300.00)	-13.68%

Schedule "8.1.29"

Database: MCCPROP
ENTITY: 020101
Page: 4
Date: 12/3/2009
Time: 12:36 PM

Comparative Income Statement
Detailed Income Statement
MCC Production Databases
CMP Phillips Associates, LLC

Cash

Report includes an open period. Entries are not final.

Thru:	Current Period Actual Oct 2009	Current Period Budget Oct 2009	Current Period Variance		Year-To-Date Actual Oct 2009	Year-To-Date Budget Oct 2009	Year-To-Date Variance	
TOTAL INCOME TAXES	0.00	0.00	0.00		10,800.00	9,500.00	(1,300.00)	-13.68%
NET INCOME	21,323.69	(46,249.00)	67,572.69	146.11%	(180,489.98)	(336,969.00)	156,479.02	46.44%
CURRENT EARNINGS	21,323.69	(46,249.00)	67,572.69	146.11%	(180,489.98)	(336,969.00)	156,479.02	46.44%

Schedule "8.1.29"

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

CMP PHILLIPS ASSOCIATES, LLC, and

MCC PHILLIPS, LLC

as Seller,

and

ROIC PHILLIPS RANCH, LLC

as Purchaser

Dated: February 2, 2010

TABLE OF CONTENTS

PAGE
SECTION 1.	AGREEMENT OF PURCHASE AND SALE	1
SECTION 2.	THE PURCHASE PRICE	3
SECTION 3.	INSPECTION PERIOD	3
SECTION 4.	TITLE	4
SECTION 5.	CLOSING DATE	5
SECTION 6.	SATISFACTION OF LIENS	5
SECTION 7.	GREAT HARVEST MARKET LOAN	5
SECTION 8.	REPRESENTATIONS, WARRANTIES AND COVENANTS	6
SECTION 9.	COVENANTS: PENDING TAX APPEAL; GH LOAN DOCUMENTS	16
SECTION 10.	CONDITIONS TO OBLIGATIONS TO CLOSE	17
SECTION 11.	CLOSING DOCUMENTS	18
SECTION 12.	BROKERAGE	22
SECTION 13.	NOTICES	22
SECTION 14.	PRORATIONS AND COSTS	23
SECTION 15.	DAMAGE OR DESTRUCTION PRIOR TO CLOSING AND CONDEMNATION	27
SECTION 16.	REPORTING REQUIREMENTS	28
SECTION 17.	MISCELLANEOUS	28

i

EXHIBITS:

Exhibit A	Description of Land
Exhibit B	GH Loan Estoppel Certificate
Exhibit C	Form of Grant Deed
Exhibit D	Assignment and Assumption of Leases
Exhibit E	Tenant Notice Letter
Exhibit F	Bill of Sale
Exhibit G	Assignment of Warranties, Approvals and Intangibles
Exhibit H	Assignment of Unocal Indemnity
Exhibit H-1	Conoco Estoppel Certificate and Consent re: Unocal Indemnity
Exhibit H-2	Conoco Estoppel Certificate and Consent re: License Agreement
Exhibit I	[Intentionally Omitted]
Exhibit J-1	Allonge to GH Note
Exhibit J-2	Assignment and Assumption of GH Loan Documents
Exhibit K	Assignment and Assumption of Contracts
Exhibit L	Vendor Notice Letter
Exhibit M	Owner’s Affidavit and Gap Indemnity
Exhibit N	Management Services Agreement
Exhibit O	Non-Exclusive Leasing Agreement
Exhibit P	Form of Operating Agreement
Exhibit Q	Assignment of Pending Tax Appeal
Exhibit R	Blockbuster Lease Amendment
Exhibit S	Tenant Estoppel Certificate
Exhibit T	REA Estoppel Certificate
Exhibit U	ConocoPhillips Notice Letter
Exhibit V	REA Party Notice Letter
Exhibit W	Holdback Agreement

SCHEDULES:

Schedule “1.3”	Personal Property
Schedule “1.5”	Schedule of Leases, Rent Roll and Aged Receivables Report
Schedule “1.6”	List of Assignable Warranties and Guaranties
Schedule “1.7”	List of Approvals
Schedule “1.8”	List of Agreements
Schedule “3.1”	Property Documents
Schedule “4.1”	Pro Forma Policy
Schedule “4.1-A”	Title Commitment Requirements
Schedule “8.1.9(c)-1”	Tenant Claims
Schedule “8.1.9(c)-2”	Seller Disclosures
Schedule “8.1.10”	Connection Charges
Schedule “8.1.11”	List of Pending Litigation and Governmental Investigators
Schedule “8.1.14”	List of Environmental Reports
Schedule “8.1.19”	Pending Tax Appeal
Schedule “8.1.26”	Loan Documents

ii

Schedule “8.1.27”	GH Loan Documents
Schedule “8.1.28”	Graziano Sigange Disclosures
Schedule “8.1.29	Financial Statements

 iii